UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2014

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Fund

Waddell & Reed Advisors Cash Management

CONTENTS

Waddell & Reed Advisors Funds

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2014

PRESIDENT’S LETTER

Waddell & Reed Advisors Funds	SEPTEMBER 30, 2014 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

During the fiscal year markets moved in ways that were at odds with traditional patterns, as stocks and bonds rallied simultaneously. Although many investors expected yields to climb in 2014, the reverse occurred. The yield on the benchmark 10-year Treasury, which had moved above 3% in December, ended September at 2.52%, or slightly lower than where it stood a year ago. This move reflected slow economic improvement and continued very low inflation.

Over the past year stocks shook off many negative headlines as major indexes touched record high territory. Beyond potential headwinds on the global front — including unrest in the Middle East and the Ukraine — the U.S. economy experienced a much slower-than-expected start to the year.

Internationally, the European Central Bank (ECB) took the unprecedented step of dropping short-term interest rates into negative territory. The already slow European economy slowed further. The prospect for deflation became real. The ECB move, which essentially charges lenders for holding their money, was one of several that European policymakers have taken in a bid to boost lackluster growth. In China, officials announced their own series of measures designed to boost growth. Lackluster demand, especially for commodities, is creating uncertainty regarding global growth.

Looking ahead, we expect economic improvement to continue in the U.S. We believe the U.S. economy is stronger than most and that U.S. stocks appear to offer the best opportunity for positive returns. Corporate earnings are expected to rise, inflation to remain low and the jobs picture to continue to improve. All of this provides a positive backdrop for stocks. The Federal Reserve seems likely to take its time raising interest rates as it weighs the strength of improvement in the economy.

Economic Snapshot

	9/30/14	9/30/13
S&P 500 Index	1,972.29	1,681.55
MSCI EAFE Index	1,846.08	1,818.23
10-Year Treasury Yield	2.52%	2.64%
U.S. unemployment rate	5.9%	7.2%
30-year fixed mortgage rate	4.3%	4.5%
Oil price per barrel	$91.16	$102.33

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we will continue to closely monitor these and other economic developments in the months ahead.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2014	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2014.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last week of September each year, the account will be assessed an account fee of $20. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA.

Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 3-31-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Beginning Account Value 3-31-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Bond Fund
Class A	$1,000	$1,011.60	$4.73	$1,000	$1,020.35	$4.75	0.94%
Class B**	$1,000	$1,006.90	$11.14	$1,000	$1,014.00	$11.18	2.21%
Class C	$1,000	$1,008.50	$9.44	$1,000	$1,015.69	$9.47	1.87%
Class Y	$1,000	$1,014.80	$3.32	$1,000	$1,021.76	$3.34	0.66%
Cash Management
Class A	$1,000	$1,000.10	$0.80	$1,000	$1,024.24	$0.81	0.16%
Class B**	$1,000	$1,000.00	$0.80	$1,000	$1,024.24	$0.81	0.16%
Class C**	$1,000	$1,000.00	$0.80	$1,000	$1,024.24	$0.81	0.16%
Global Bond Fund
Class A	$1,000	$1,015.80	$5.75	$1,000	$1,019.35	$5.76	1.14%
Class B**	$1,000	$1,009.10	$12.16	$1,000	$1,012.93	$12.18	2.42%
Class C	$1,000	$1,014.00	$9.97	$1,000	$1,015.21	$9.98	1.97%
Class Y	$1,000	$1,017.90	$4.04	$1,000	$1,021.09	$4.04	0.79%

See footnotes on page 5.

4	ANNUAL REPORT	2014

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 3-31-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Beginning Account Value 3-31-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Government Securities Fund
Class A	$1,000	$1,010.70	$5.03	$1,000	$1,020.09	$5.05	0.99%
Class B**	$1,000	$1,004.80	$10.83	$1,000	$1,014.23	$10.88	2.16%
Class C	$1,000	$1,006.40	$9.23	$1,000	$1,015.90	$9.27	1.83%
Class Y	$1,000	$1,012.20	$3.42	$1,000	$1,021.63	$3.44	0.69%
High Income Fund
Class A	$1,000	$1,004.90	$4.91	$1,000	$1,020.16	$4.95	0.98%
Class B**	$1,000	$999.30	$10.50	$1,000	$1,014.59	$10.58	2.09%
Class C	$1,000	$1,001.00	$8.80	$1,000	$1,016.28	$8.87	1.75%
Class Y	$1,000	$1,006.20	$3.61	$1,000	$1,021.44	$3.64	0.72%
Municipal Bond Fund
Class A	$1,000	$1,040.80	$4.39	$1,000	$1,020.82	$4.34	0.85%
Class B**	$1,000	$1,034.40	$9.26	$1,000	$1,015.97	$9.17	1.82%
Class C	$1,000	$1,036.30	$8.76	$1,000	$1,016.48	$8.67	1.71%
Municipal High Income Fund
Class A	$1,000	$1,064.00	$4.54	$1,000	$1,020.65	$4.45	0.88%
Class B**	$1,000	$1,058.90	$9.57	$1,000	$1,015.80	$9.37	1.85%
Class C	$1,000	$1,059.60	$8.86	$1,000	$1,016.49	$8.67	1.71%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2014, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2014	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Bond Fund	(UNAUDITED)

Mark J. Otterstrom Susan K. Regan

Below, Mark J. Otterstrom, CFA, and Susan K. Regan, portfolio managers of the Waddell & Reed Advisors Bond Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2014. Mr. Otterstrom has managed the Fund since 2008 and has 28 years of industry experience. Ms. Regan was named portfolio manager in August of this year and has 27 years industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2014
Bond Fund (Class A shares at net asset value)	3.03%
Bond Fund (Class A shares including sales charges)	–2.95%
Benchmark(s) and/or Lipper Category
Barclays U.S. Aggregate Bond Index	3.96%
(reflects the performance of securities generally representing the bond market)
Lipper Corporate Debt Funds A-Rated Universe Average	6.14%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

As the U.S. economy slowly recovered from its severe recession in 2008-09, we continued seeing heightened volatility in the bond market. As we move forward in what we believe to be a very unpredictable market, this level of volatility may easily persist.

Our biggest challenge was positioning the Fund to take advantage of volatile market moves. In October 2013, we began to see some renewed strength in the U.S. economy. We saw a surprisingly strong acceleration in the U.S. economy in November and December. Durable goods orders rose much more than expected at 3.5% in November. Orders for nondefense capital goods jumped 9.4%. Excluding aircraft, nondefense orders rose 4.5%. The durable goods report showed that real nonresidential investment on equipment and software likely climbed around 5%. New home sales for the last six months of 2013 were revised sharply higher.

Given the strength of the U.S. economy in Q4 2013 and the Federal Reserve’s (Fed) stated intention to begin removing one source of excess liquidity from the market, we put the Fund in a very defensive position, shortening duration against the benchmark through the use of derivatives (Treasury futures). We had anticipated rates to continue grinding higher in 2014, but we underappreciated the economic weakness during the first quarter of 2014 and the severity of the geopolitical risks arising worldwide, particularly with the strong economic strength shown in the United States in Q4 2013. While the U.S. economy rebounded sharply in Q2 2014, the flight-to-quality trade into longer-dated U.S. Treasury bonds dominated the bond market. Our defensive positions led to the Fund underperforming both its benchmark and the Lipper peer group during this major market move. As a result, the Fund underperformed its benchmark and its Lipper peer group over the last 12 months.

Looking ahead

The International Monetary Fund (IMF) has significantly lowered its global growth projections for the next year. The better economic growth in the U.S., while still rather anemic, is one of the few bright spots in their forecasts. Global weakness has led to an increased flight-to-quality trade and helped lower the yields on the long end of the Treasury curve and an overall flattening of the curve. The strength in our domestic economy and improvement in our job market has led the Fed to contemplate raising U.S. short-term interest rates in 2015. While the 10-year Treasury rallied, the yield on the two-year sold off. We think the dynamics leading to this flatter yield curve should be with us well into 2015.

The Fed has reiterated its intention to keep the fed funds rate near zero for an extended period of time. Fed officials have indicated the risk of higher inflation is less of a concern than the threat of renewed economic weakness. Currently, market trading activity suggests that many investors do not expect the Fed to begin raising its key interest rate until early- to mid-2015. However, this is a very volatile projection and a data-dependent prediction.

With the short end of the yield curve anchored by the low fed funds rate, we expect to see continued volatility in the middle and longer end of the curve. We believe that even slight changes in the U.S. economic outlook may have significant short-term effects on longer-duration fixed income securities.

Many of the downside risks to the domestic economy that were present in 2013 have been abating. While we still expect some fiscal tightening, we believe that the U.S. is not facing another fiscal cliff from forced sequestration. For the first time in years, the U.S. has a multi-year budget deal out of Washington that should help to remove a major headwind from the economy.

In the past, sustained bond bear markets had not been able to get underway until the Fed tightening cycle was imminent. The Fund’s duration is currently short its benchmark and we expect to maintain this position going into early 2015. We anticipate continued demand for spread product within the high-grade bond market. We are willing to take additional credit risk when we believe we are being compensated to do so.

6	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Bond Fund (UNAUDITED)

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Bond Fund.

2014	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Bonds	98.0%
Corporate Debt Securities	72.3%
United States Government and Government Agency Obligations	22.3%
Other Government Securities	2.2%
Municipal Bonds – Taxable	0.8%
Mortgage-Backed Securities	0.4%
Cash and Cash Equivalents	2.0%

Lipper Rankings

Category: Lipper Corporate Debt Funds A Rated	Rank	Percentile
1 Year	48/51	93
3 Year	42/46	90
5 Year	39/44	87
10 Year	30/37	79

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	91.9%
AAA	1.1%
AA	27.3%
A	31.4%
BBB	32.1%
Non-Investment Grade	6.1%
BB	3.1%
B	2.4%
Below CCC	0.0%
Non-rated	0.6%
Cash and Cash Equivalents	2.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

8	ANNUAL REPORT	2014

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-14	-2.95%	-2.30%	2.08%	3.33%
5-year period ended 9-30-14	2.53%	2.34%	2.82%	4.08%
10-year period ended 9-30-14	3.12%	2.88%	2.82%	4.09%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same shares or another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2014	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES	Principal	Value
Aerospace & Defense – 1.1%
BAE Systems Holdings, Inc., 3.800%, 10–7–24 (A)	$8,000	$7,976
Honeywell International, Inc., 5.000%, 2–15–19	5,000	5,605

		13,581

Apparel Retail – 1.3%
Limited Brands, Inc.:
8.500%, 6–15–19	3,000	3,540
7.000%, 5–1–20	10,676	11,850
5.625%, 2–15–22	1,710	1,783

		17,173

Automobile Manufacturers – 1.5%
General Motors Co., 3.500%, 10–2–18	11,900	12,094
Volkswagen Group of America, Inc., 2.125%, 5–23–19 (A)	7,500	7,440

		19,534

Biotechnology – 1.2%
Amgen, Inc.:
6.150%, 6–1–18	2,911	3,316
5.700%, 2–1–19	2,000	2,276
2.200%, 5–22–19	10,000	9,897

		15,489

Brewers – 2.5%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1–15–20	12,000	13,541
SABMiller plc, 6.500%, 7–15–18 (A)	15,000	17,314

		30,855

Broadcasting – 1.5%
CBS Corp. (GTD by CBS Operations, Inc.), 2.300%, 8–15–19	13,000	12,826
NBCUniversal Media LLC, 5.150%, 4–30–20	5,297	6,016

		18,842

Cable & Satellite – 3.6%
Comcast Cable Communications, Inc., 8.500%, 5–1–27	5,250	7,385
Comcast Corp., 5.150%, 3–1–20	7,000	7,936
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.:
5.000%, 3–1–21	9,650	10,688
3.800%, 3–15–22	6,500	6,608
Time Warner, Inc., 4.750%, 3–29–21	12,250	13,351

		45,968

Coal & Consumable Fuels – 0.2%
Peabody Energy Corp., 6.500%, 9–15–20	3,000	2,805

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Commodity Chemicals – 0.1%
Axiall Corp., 4.875%, 5–15–23	$727	$698
Eagle Spinco, Inc., 4.625%, 2–15–21	727	699

		1,397

Construction Machinery & Heavy Trucks – 1.2%
Joy Global, Inc., 6.000%, 11–15–16	14,350	15,673

Consumer Finance – 3.3%
Capital One N.A., 2.400%, 9–5–19	12,000	11,877
Ford Motor Credit Co. LLC, 4.250%, 9–20–22	16,000	16,852
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.), 3.500%, 7–10–19	3,400	3,426
Western Union Co. (The), 3.650%, 8–22–18	10,000	10,417

		42,572

Data Processing & Outsourced Services – 2.5%
Alliance Data Systems Corp.:
5.250%, 12–1–17 (A)	8,428	8,533
6.375%, 4–1–20 (A)	5,685	5,856
5.375%, 8–1–22 (A)	5,191	5,035
Fidelity National Financial, Inc., 6.600%, 5–15–17	11,430	12,714

		32,138

Diversified Banks – 3.9%
Bank of America Corp.:
5.650%, 5–1–18	8,000	8,900
7.625%, 6–1–19	9,000	10,875
HSBC Holdings plc, 5.100%, 4–5–21	16,000	18,008
U.S. Bancorp, 4.125%, 5–24–21	10,000	10,801

		48,584

Diversified Chemicals – 2.0%
Dow Chemical Co. (The), 3.500%, 10–1–24	16,000	15,611
E.I. du Pont de Nemours and Co., 5.750%, 3–15–19	9,000	10,364

		25,975

Diversified Metals & Mining – 2.4%
Freeport-McMoRan Copper & Gold, Inc., 3.100%, 3–15–20	5,000	4,962
Glencore Funding LLC, 3.125%, 4–29–19 (A)	10,500	10,506

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Metals & Mining (Continued)
Rio Tinto Finance (USA) Ltd., 3.750%, 9–20–21	$13,500	$14,008

		29,476

Drug Retail – 0.5%
Walgreen Co., 3.100%, 9–15–22	7,000	6,774

Education Services – 0.3%
Trustees of Princeton University (The), 4.950%, 3–1–19	3,000	3,385

Electric Utilities – 2.0%
Detroit Edison Co. (The), 3.900%, 6–1–21	13,500	14,478
PacifiCorp, 2.950%, 2–1–22	11,000	11,069

		25,547

Electrical Components & Equipment – 0.8%
WESCO Distribution, Inc., 5.375%, 12–15–21	10,352	10,274

Electronic Equipment & Instruments – 1.3%
Xerox Corp., 6.350%, 5–15–18	14,100	16,114

Electronic Manufacturing Services – 1.3%
Jabil Circuit, Inc.:
8.250%, 3–15–18	9,350	10,857
5.625%, 12–15–20	5,480	5,905

		16,762

Environmental & Facilities Services – 2.4%
Republic Services, Inc., 4.750%, 5–15–23	15,000	16,468
Waste Management, Inc., 4.600%, 3–1–21	13,299	14,658

		31,126

Food Distributors – 0.3%
Wm. Wrigley Jr. Co., 3.375%, 10–21–20 (A)	4,000	4,061

Forest Products – 1.2%
Georgia-Pacific LLC, 5.400%, 11–1–20 (A)	14,000	15,824

General Merchandise Stores – 1.2%
Dollar General Corp., 3.250%, 4–15–23	17,000	15,190

Health Care Services – 1.3%
Medco Health Solutions, Inc.:
7.125%, 3–15–18	9,000	10,479
4.125%, 9–15–20	5,500	5,864

		16,343

10	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Supplies – 0.4%
DENTSPLY International, Inc., 4.125%, 8–15–21	$5,500	$5,750

Home Improvement Retail – 1.3%
Home Depot, Inc. (The), 4.400%, 4–1–21	15,000	16,680

Homebuilding – 1.0%
Toll Brothers Finance Corp., 4.375%, 4–15–23	12,945	12,330

Hotels, Resorts & Cruise Lines – 0.5%
Marriott International, Inc., 3.375%, 10–15–20	5,723	5,874

Household Appliances – 0.2%
Controladora Mabe S.A. de C.V., 6.500%, 12–15–15 (A)	2,000	2,110

Household Products – 1.1%
Procter & Gamble Co. (The), 8.000%, 9–1–24	10,000	13,962

Industrial Conglomerates – 0.5%
General Electric Capital Corp., 6.000%, 8–7–19	5,000	5,833

Integrated Oil & Gas – 0.7%
Shell International Finance B.V., 4.375%, 3–25–20	8,500	9,377

Integrated Telecommunication Services – 1.8%
AT&T, Inc., 5.800%, 2–15–19	4,320	4,951
Verizon Communications, Inc., 5.150%, 9–15–23	16,000	17,697

		22,648

Investment Banking & Brokerage – 1.3%
Goldman Sachs Group, Inc. (The):
5.375%, 3–15–20	13,000	14,477
6.000%, 6–15–20	1,500	1,724

		16,201

IT Consulting & Other Services – 0.4%
International Business Machines Corp., 7.625%, 10–15–18	4,000	4,855

Life & Health Insurance – 1.2%
MetLife, Inc., 6.817%, 8–15–18	13,000	15,248

Multi-Utilities – 2.6%
Dominion Resources, Inc., Series B, 2.750%, 9–15–22	6,675	6,468

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
Dominion Resources, Inc., Series F, 5.250%, 8–1–33	$7,500	$8,480
Duke Energy Carolinas LLC, 4.300%, 6–15–20	3,250	3,566
Duke Energy Indiana, Inc., 3.750%, 7–15–20	7,000	7,441
NorthWestern Corp., 6.340%, 4–1–19	7,000	8,165

		34,120

Oil & Gas Equipment & Services – 3.2%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.):
6.500%, 1–31–19	5,000	5,859
4.050%, 2–15–22	7,000	7,393
Halliburton Co.:
6.150%, 9–15–19	7,000	8,237
6.750%, 2–1–27	4,950	6,180
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.), 3.300%, 9–14–21 (A)	11,175	11,561

		39,230

Oil & Gas Exploration & Production – 1.4%
EQT Corp.:
8.125%, 6–1–19	8,081	9,899
4.875%, 11–15–21	3,000	3,279
Plains Exploration & Production Co., 6.125%, 6–15–19	4,660	5,103

		18,281

Oil & Gas Storage & Transportation – 1.8%
Copano Energy LLC and Copano Energy Finance Corp., 7.125%, 4–1–21	1,789	1,990
Plains All American Pipeline L.P. and PAA Finance Corp., 3.600%, 11–1–24	12,500	12,272
Tennessee Gas Pipeline Co., 7.000%, 3–15–27	6,000	7,319
Williams Co., Inc. (The), 4.550%, 6–24–24	1,880	1,860

		23,441

Other Diversified Financial Services – 2.5%
Citigroup, Inc., 2.550%, 4–8–19	7,000	6,996
Daimler Finance North America LLC, 3.875%, 9–15–21 (A)	10,300	10,925
JPMorgan Chase & Co., 6.000%, 1–15–18	12,000	13,508

		31,429

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance – 0.8%
Berkshire Hathaway, Inc., 3.750%, 8–15–21	$10,000	$10,633

Railroads – 2.1%
Burlington Northern Santa Fe LLC:
3.450%, 9–15–21	4,000	4,126
3.050%, 3–15–22	9,000	8,968
3.400%, 9–1–24	2,275	2,244
Kansas City Southern de Mexico S.A. de C.V., 2.350%, 5–15–20	12,350	11,836

		27,174

Soft Drinks – 0.2%
Bottling Group LLC, 5.125%, 1–15–19	2,800	3,134

Specialty Chemicals – 1.0%
Lubrizol Corp. (The), 8.875%, 2–1–19	10,285	12,985

Systems Software – 2.5%
CA, Inc., 5.375%, 12–1–19	13,000	14,437
Oracle Corp.:
5.000%, 7–8–19	5,600	6,286
3.625%, 7–15–23	12,000	12,319

		33,042

Trucking – 0.2%
Penske Truck Leasing Co. L.P., 2.875%, 7–17–18 (A)	3,000	3,070

Water Utilities – 0.3%
California Water Service Co., 5.875%, 5–1–19	3,000	3,438

Wireless Telecommunication Service – 2.4%
America Movil S.A.B. de C.V., 5.000%, 3–30–20	12,000	13,132
American Tower Corp., 5.900%, 11-1-21	14,000	15,667
Crown Castle International Corp., 5.250%, 1-15-23	2,844	2,816

		31,615

TOTAL CORPORATE DEBT SECURITIES – 72.3%		$923,922
(Cost: $882,159)

2014	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands)	SEPTEMBER 30, 2014

MORTGAGE-BACKED SECURITIES	Principal	Value
Non-Agency REMIC/CMO – 0.4%
MASTR Adjustable Rate Mortgage Trust 2005-1, 3.360%, 3–25–35 (B)	$4,367	$420
Merrill Lynch Mortgage Trust 2005-CIP1, 4.949%, 7–12–38 (B)	4,845	4,844
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1, 2.462%, 2–25–34 (B)	1,760	209
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC, 2.390%, 3–25–34 (B)	2,361	132

		5,605

TOTAL MORTGAGE-BACKED SECURITIES – 0.4%		$5,605
(Cost: $13,200)

MUNICIPAL BONDS – TAXABLE
Massachusetts – 0.4%
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C, 5.260%, 10–1–18	3,985	4,532

New York – 0.4%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009, 11.000%, 3–1–29 (A)	4,032	5,656

TOTAL MUNICIPAL BONDS – TAXABLE – 0.8%		$10,188
(Cost: $8,055)

OTHER GOVERNMENT SECURITIES +
Canada – 1.0%
Province de Quebec, 7.140%, 2–27–26	9,365	12,387

Israel – 1.2%
State of Israel, 4.000%, 6–30–22	15,000	16,042

TOTAL OTHER GOVERNMENT SECURITIES – 2.2%		$28,429
(Cost: $24,467)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 2.9%
Federal Farm Credit Bank, 4.600%, 1–29–20	$7,500	$8,452
Federal Home Loan Bank:
2.000%, 2–14–28 (B)	30,000	28,081

		36,533

Mortgage-Backed Obligations – 12.7%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 5–15–19	2,082	2,214
5.000%, 5–15–23	1,994	2,164
4.500%, 6–15–27	820	838
4.500%, 5–15–32	2,369	2,430
4.000%, 10–15–35	4,404	4,646
3.000%, 10–15–36	14,722	14,727
4.000%, 11–15–36	2,555	2,671
4.500%, 8–15–39	4,087	4,251
2.500%, 12–15–41	12,986	12,819
3.623%, 11–25–45 (A)(B)	3,180	3,130
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
4.186%, 12–25–20	12,635	13,821
5.000%, 6–1–23	2,418	2,627
4.000%, 7–1–25	3,355	3,583
5.500%, 10–1–35	742	830
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 6–25–18	2,147	2,264
3.500%, 8–25–33	814	846
5.500%, 11–25–36 (C)	4,323	817
2.000%, 4–25–39	13,305	12,842
4.000%, 5–25–39	2,997	3,112
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.433%, 2–1–16	4,457	4,672
5.508%, 4–1–17	7,157	7,644
3.850%, 3–1–18	4,841	5,167
4.950%, 4–1–19	1,884	2,090
4.500%, 9–1–19	1,603	1,694
5.500%, 10–1–21	3,319	3,611
5.500%, 11–1–22	1,208	1,314
5.000%, 9–1–23	2,818	3,050
5.000%, 4–1–24	1,019	1,124
3.000%, 9–1–28	11,062	11,345
4.000%, 12–1–31	9,126	9,760
5.500%, 2–1–35	2,199	2,491
Government National Mortgage Association Agency REMIC/CMO:
2.500%, 7–20–40	7,291	7,110
2.000%, 3–16–42	11,940	11,632

		163,336

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 15.6%		$199,869
(Cost: $204,366)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 6.7%
U.S. Treasury Bonds, 8.000%, 11–15–21	$8,900	$12,318
U.S. Treasury Notes:
3.625%, 2–15–21 (D)	20,000	21,820
3.125%, 5–15–21	22,000	23,319
1.750%, 5–15–22	15,000	14,425
1.625%, 11–15–22	15,000	14,183

		86,065

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 6.7%		$86,065
(Cost: $83,728)

SHORT-TERM SECURITIES
Commercial Paper – 1.5%
BorgWarner, Inc., 0.240%, 10–9–14 (E)	5,000	5,000
CVS Caremark Corp., 0.200%, 10–1–14 (E)	2,000	2,000
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.090%, 10–21–14 (E)	7,000	7,000
J.M. Smucker Co. (The), 0.260%, 10–15–14 (E)	5,000	4,999

		18,999

Master Note – 0.3%
Toyota Motor Credit Corp., 0.102%, 10–7–14 (F)	3,313	3,313

Municipal Obligations – Taxable – 0.0%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2005 (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (F)	200	200

TOTAL SHORT-TERM SECURITIES – 1.8%		$22,512
(Cost: $22,512)

TOTAL INVESTMENT SECURITIES – 99.8%		$1,276,590
(Cost: $1,238,487)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		2,198

NET ASSETS – 100.0%		$1,278,788

12	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands)	SEPTEMBER 30, 2014

Notes to Schedule of Investments

+	Other Government Securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the total value of these securities amounted to $118,997 or 9.3% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(C)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(D)	All or a portion of the security position has been pledged as collateral on open futures contracts.

(E)	Rate shown is the yield to maturity at September 30, 2014.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

The following futures contracts were outstanding at September 30, 2014 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	12–31–14	919	$(114,545)	$507
U.S. 2-Year Treasury Note	Short	1–6–15	146	(31,951)	2
U.S. 5-Year Treasury Note	Short	1–6–15	1,135	(134,223)	292

				$(280,719)	$801

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Corporate Debt Securities	$—	$923,922	$—
Mortgage-Backed Securities	—	5,605	—
Municipal Bonds	—	10,188	—
Other Government Securities	—	28,429	—
United States Government Agency Obligations	—	199,869	—
United States Government Obligations	—	86,065	—
Short-Term Securities	—	22,512	—
Total	$—	$1,276,590	$—
Futures Contracts	$801	$—	$—

During the period ended September 30, 2014, securities totaling $5,884 were transferred from Level 3 to Level 2 primarily due to the increased availability of observable market data due to increased market activity or information. There were no transfers between Levels 1 and 2 during the period.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	13

MANAGEMENT DISCUSSION

Cash Management	(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Waddell & Reed Advisors Cash Management, discusses positioning, performance and results for the fiscal year ended September 30, 2014. She has managed the Fund since 1999 and has 28 years of industry experience.

The Fund’s fiscal year ended with short term rates at the same low levels as they began the year. The Federal Reserve (Fed) continued to maintain a policy that provided liquidity to the economy. During the fiscal year, the money markets continued to be affected by low rates, as well as regulatory changes in the banking sector. The economy showed signs of improvement, but a low rate of inflation allowed for the continuation of an ultra-low federal funds target rate.

Lower rates, higher-quality bias

The fiscal year started with the federal funds rate at between 0 and 0.25%, where it remains to date. Although the Fed adjusted its forward policy guidance during the Fund’s fiscal year, the central bank’s decision to eliminate its unemployment target was seen as having virtually no impact on the timing of any eventual fed funds rate increase.

Inflation expectations continue to remain well anchored. In December, the Fed voted to begin diminishing the amount of liquidity it was providing to the economy, by lowering the amount of U.S. Treasury securities it purchased. However, this decision did not imply any change in the level of short-term interest rates. In fact, it may be mid-2015 before any change would impact money market rates. As a result, we will continue to manage the Fund in a similar fashion based on the continued low-interest-rate environment.

The Fed has begun testing programs that will act as tools to assist in the draining of reserves and help control the federal funds rate, once the Fed decides to increase short-term rates. One such tool, the overnight reverse repo program, has provided some supply to the overnight market. However, the Fed’s most recent adjustment to this initiative, which capped the total amount of the program at $300 billion, put substantial downward pressure on rates during the last few days of the Fund’s fiscal year.

The drastically low rates of interest during the fiscal year restrained the performance of the Fund and rates on money market investments, in general. The Securities and Exchange Commission (SEC) regulation requiring 30% of the Fund to mature in five business days or less also affected the Fund return because very short maturities tend to carry the lowest interest rates. Also acting to depress rates on the shortest maturities are new banking regulations which make short-term borrowing unattractive to banks. This has reduced the supply of securities in the short maturity range, adding downward pressure on rates. Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. We also invested in floating rate notes based on the three-month London Interbank Offered Rate (LIBOR). The LIBOR rate began the fiscal year at 0.24585% and gradually decreased to end the fiscal year at 0.23510%.

Credit quality remained an important factor in the management and performance of the Fund. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. We remain very selective of our investments. Corporate debt was used as an alternative investment, when possible. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds, which were introduced in 2010. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations, to provide for the liquidity needs of our shareholders and investing for diversification. We will continue to manage the Fund in a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

14	ANNUAL REPORT	2014

PORTFOLIO HIGHLIGHTS

Cash Management	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Corporate Obligations	68.9%
Commercial Paper	28.5%
Notes	26.5%
Certificate Of Deposit	13.9%
Municipal Obligations	27.9%
United States Government and Government Agency Obligations	3.9%
Liabilities, Net of Cash and Other Assets	–0.7%

Lipper Rankings

Category: Lipper Money Market Funds	Rank	Percentile
1 Year	28/218	13
3 Year	30/211	15
5 Year	18/197	10
10 Year	65/168	39

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

2014	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS

Cash Management (in thousands)	SEPTEMBER 30, 2014

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile:
0.200%, 12–17–14	$2,000	$2,000
0.200%, 12–17–14	2,000	2,000
0.200%, 1–6–15	3,300	3,300
0.200%, 1–28–15	3,000	3,000
Bank of America N.A.:
0.200%, 11–12–14	14,700	14,700
0.200%, 12–16–14	30,000	30,000
0.200%, 1–22–15	18,000	18,000
Citibank N.A.:
0.170%, 10–1–14	14,000	14,000
0.180%, 11–14–14	1,300	1,300
0.190%, 11–24–14	1,000	1,000
0.180%, 12–8–14	43,750	43,750
JPMorgan Chase Bank N.A., 0.350%, 2–3–15	10,000	10,000
Toyota Motor Credit Corp., 0.200%, 10–25–14 (A)	35,000	35,000

Total Certificate Of Deposit – 13.9%		178,050
Commercial Paper
Coca-Cola Co. (The), 0.120%, 11–19–14 (B)	5,000	4,999
Corporacion Andina de Fomento:
0.150%, 10–9–14 (B)	9,000	9,000
0.150%, 10–14–14 (B)	13,000	12,999
0.140%, 11–17–14 (B)	12,100	12,098
Essilor International S.A., 0.130%, 12–10–14 (B)	25,000	24,994
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc):
0.140%, 10–2–14 (B)	10,000	10,000
0.130%, 10–28–14 (B)	6,000	5,999
ICICI Bank Ltd. (GTD by Wells Fargo Bank N.A.):
0.190%, 10–7–14 (B)	3,000	3,000
0.180%, 10–27–14 (B)	29,000	28,996
0.190%, 11–3–14 (B)	11,200	11,198
0.190%, 11–4–14 (B)	6,000	5,999
0.210%, 11–26–14 (B)	2,000	1,999
0.430%, 12–16–14 (B)	9,600	9,596
J.M. Smucker Co. (The), 0.210%, 10–1–14 (B)	6,420	6,420
Kroger Co. (The), 0.170%, 10–1–14 (B)	1,863	1,863
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia), 0.190%, 10–31–14 (B)	43,900	43,893
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia):
0.160%, 10–15–14 (B)	11,016	11,015
0.190%, 10–31–14 (B)	9,000	8,999
Sonoco Products Co., 0.170%, 10–1–14 (B)	6,400	6,400
St. Jude Medical, Inc.:
0.160%, 10–2–14 (B)	2,500	2,500
0.170%, 10–6–14 (B)	4,500	4,500
0.210%, 10–24–14 (B)	9,500	9,499
0.210%, 11–18–14 (B)	2,500	2,499
0.210%, 11–20–14 (B)	10,000	9,997

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Commercial Paper (Continued)
0.240%, 11–21–14 (B)	$3,400	$3,399
0.250%, 12–17–14 (B)	30,800	30,783
Toronto–Dominion Holdings USA, Inc. (GTD by Toronto Dominion Bank), 0.130%, 11–24–14 (B)	18,000	17,996
Wisconsin Electric Power Co.:
0.160%, 10–1–14 (B)	18,300	18,300
0.170%, 10–6–14 (B)	12,150	12,150
Wisconsin Gas LLC:
0.110%, 10–2–14 (B)	26,500	26,500
0.110%, 10–3–14 (B)	6,200	6,200

Total Commercial Paper – 28.5%		363,790
Master Note
Toyota Motor Credit Corp., 0.102%, 10–7–14 (A)	35	35

Total Master Note – 0.0%		35
Notes
American Honda Finance Corp.:
0.230%, 12–5–14 (A)	39,750	39,750
0.230%, 12–10–14 (A)	1,700	1,700
1.450%, 2–27–15	520	523
3.500%, 3–16–15	1,000	1,015
Banco del Estado de Chile:
0.320%, 10–1–14 (A)	20,500	20,500
0.350%, 10–22–14 (A)	13,400	13,400
0.380%, 12–21–14 (A)	19,300	19,300
Bank of Nova Scotia (The):
0.230%, 10–1–14 (A)	8,000	8,000
0.240%, 10–5–14 (A)	20,000	20,000
0.220%, 10–23–14 (A)	13,000	13,000
0.220%, 10–23–14 (A)	9,200	9,200
3.400%, 1–22–15	12,450	12,568
Baxter International, Inc., 0.400%, 12–11–14 (A)	11,862	11,866
BHP Billiton Finance (USA) Ltd., 1.000%, 2–24–15	9,020	9,045
BHP Billiton Finance (USA) Ltd. (GTD by BHP Billiton Ltd.), 1.125%, 11–21–14	13,175	13,192
Caterpillar Financial Services Corp.:
1.125%, 12–15–14	5,152	5,160
1.050%, 3–26–15	1,000	1,004
Caterpillar, Inc., 0.950%, 6–26–15	4,100	4,119
General Electric Capital Corp.:
0.600%, 10–1–14 (A)	2,000	2,004
1.000%, 10–30–14 (A)	2,000	2,005
1.000%, 12–23–14 (A)	3,200	3,223
John Deere Capital Corp., 0.330%, 10–8–14 (A)	1,000	1,000
JPMorgan Chase & Co.:
0.350%, 10–22–14 (A)	9,100	9,100
0.350%, 12–8–14 (A)	21,700	21,700

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Rabobank Nederland:
0.250%, 10–13–14 (A)	$15,500	$15,500
0.280%, 11–12–14 (A)	9,000	9,000
Toyota Motor Credit Corp.:
0.400%, 10–23–14 (A)	2,000	2,001
0.400%, 12–5–14 (A)	1,000	1,000
U.S. Bank National Association, 0.290%, 11–28–14 (A)	15,300	15,309
Wells Fargo & Co., 1.250%, 2–13–15	7,000	7,023
Wells Fargo Bank N.A.:
0.280%, 10–20–14 (A)	15,900	15,900
0.320%, 10–20–14 (A)	10,000	10,000
0.320%, 12–10–14 (A)	10,000	10,000
0.320%, 12–15–14 (A)	10,200	10,200

Total Notes – 26.5%		338,307

TOTAL CORPORATE OBLIGATIONS – 68.9%		$880,182
(Cost: $880,182)

MUNICIPAL OBLIGATIONS
California – 3.0%
CA GO Bonds, Ser 2005A3 (GTD by Bank of America N.A.), 0.060%, 10–7–14 (A)	8,430	8,430
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co.), Ser C (GTD by JPMorgan Chase Bank N.A.), 0.010%, 10–1–14 (A)	2,500	2,500
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by U.S. Government), 0.060%, 10–7–14 (A)	7,585	7,585
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by U.S. Government), 0.060%, 10–7–14 (A)	12,500	12,500
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (A)	6,800	6,800

		37,815

16	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Cash Management (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Colorado – 2.0%
Castle Pines North Fin Corp, Var Rate Cert of Part, Ser 2009 (GTD by Wells Fargo Bank N.A.), 0.070%, 10–7–14 (A)	$2,805	$2,805
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.), 0.070%, 10–7–14 (A)	10,455	10,455
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank N.A.), 0.070%, 10–7–14 (A)	7,210	7,210
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.):
0.080%, 10–7–14 (A)	4,000	4,000
0.200%, 10–7–14 (A)	800	800

		25,270

Florida – 0.2%
FL Muni Power Agy, All-Requirements Power Supply Proj Var Rate Demand Rfdg Rev Bonds, Ser 2008C (GTD by Bank of America N.A.), 0.060%, 10–1–14 (A)	2,000	2,000

Georgia – 4.9%
Dev Auth of Monroe Cty, Pollutn Ctl Rev Bonds (GA Power Co. Plant Scherer Proj), First Ser 2008 (GTD by Georgia Power Co.), 0.040%, 10–1–14 (A)	19,117	19,117
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser A (Taxable), (GTD by Wells Fargo Bank N.A.), 0.150%, 10–27–14	34,000	34,000
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser B (Taxable), (GTD by TD Bank), 0.130%, 11–4–14	10,000	10,000

		63,117

Illinois – 0.9%
Elmhurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accred of Hlthcare Org (GTD by JPMorgan Chase Bank N.A.), 0.040%, 10–7–14 (A)	6,050	6,050

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Illinois (Continued)
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (GTD by JPMorgan Chase Bank N.A.), 0.040%, 10–7–14 (A)	$5,245	$5,245

		11,295

Louisiana – 2.8%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.), 0.050%, 10–1–14 (A)	12,448	12,448
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.), 0.040%, 10–7–14 (A)	16,150	16,150
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B–1 (GTD by Bank of New York (The)), 0.040%, 10–7–14 (A)	1,900	1,900
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp. Proj), Ser 1996 (GTD by Exxon Mobil Corp.), 0.030%, 10–1–14 (A)	4,900	4,900

		35,398

Maryland – 0.8%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by Toronto Dominion Bank), 0.120%, 10–7–14 (A)	9,715	9,715

Massachusetts – 0.3%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana–Farber Cancer Institute Issue, Ser 2008L–1 (GTD by JPMorgan Chase Bank N.A.), 0.040%, 10–7–14 (A)	4,500	4,500

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Michigan – 0.2%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)), 0.050%, 10–1–14 (A)	$2,500	$2,500

Mississippi – 3.9%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.), 0.030%, 10–1–14 (A)	5,000	5,000
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.), 0.030%, 10–1–14 (A)	22,080	22,080
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2010J (GTD by Chevron Corp.), 0.040%, 10–1–14 (A)	11,830	11,830
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.), 0.040%, 10–1–14 (A)	7,400	7,400
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser E (GTD by Chevron Corp.), 0.040%, 10–1–14 (A)	4,000	4,000

		50,310

Missouri – 0.5%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.), 0.110%, 10–7–14 (A)	5,910	5,910

New Jersey – 0.7%
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.), 0.150%, 10–7–14 (A)	9,543	9,543

2014	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS

Cash Management (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
New York – 2.1%
NY Hsng Fin Agy, Related–Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corp.), 0.050%, 10–7–14 (A)	$14,000	$14,000
NY Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2012A, 0.050%, 10–7–14 (A)	3,000	3,000
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America N.A.), 0.040%, 10–7–14 (A)	7,391	7,391
NYC Hsng Dev Corp., Multi–Fam Mtg Rev Bonds (Target V Apt), Ser 2006A (GTD by Citibank N.A.), 0.060%, 10–7–14 (A)	3,100	3,100

		27,491

Ohio – 0.5%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006, 0.040%, 10–7–14 (A)	900	900
Franklin, OH, Var Rate Demand Hosp Fac Rfdg and Impvt Rev Bonds (U.S. Hlth Corp. of Columbus), Ser 1996A (GTD by U.S. Bank N.A.), 0.050%, 10–7–14 (A)	5,470	5,470

		6,370

Oregon – 0.3%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (A)	3,595	3,595

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Pennsylvania – 0.6%
EPC – Allentown, LLC, Incr Var Rate Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.), 0.150%, 10–7–14 (A)	$7,445	$7,445

Tennessee – 0.1%
Johnson City, TN Hlth and Edu Fac, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2013A (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (A)	1,900	1,900

Texas – 3.9%
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.), 0.040%, 10–7–14 (A)	16,195	16,195
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bnds (Air Prdts Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.), 0.050%, 10–1–14 (A)	11,525	11,525
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bnds (Air Prdts Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.050%, 10–1–14 (A)	21,800	21,800

		49,520

Wyoming – 0.2%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.), 0.040%, 10–1–14 (A)	2,369	2,369

TOTAL MUNICIPAL OBLIGATIONS – 27.9%		$356,063
(Cost: $356,063)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
United States Government Agency Obligations
Overseas Private Investment Corp. (GTD by U.S. Government):
0.110%, 10–1–14 (A)	$10,000	$10,000
0.110%, 10–3–14 (A)	17,052	17,052
0.110%, 10–7–14 (A)	7,170	7,169
0.110%, 10–7–14 (A)	3,500	3,500
0.110%, 10–7–14 (A)	2,500	2,500
0.110%, 10–7–14 (A)	2,000	2,000
0.110%, 10–7–14 (A)	1,879	1,879
Totem Ocean Trailer Express, Inc. (GTD by U.S. Government), 0.480%, 10–15–14 (A)	5,082	5,082

Total United States Government Agency Obligations – 3.9%		49,182

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 3.9%		$49,182
(Cost: $49,182)

TOTAL INVESTMENT SECURITIES –100.7%		$1,285,427
(Cost: $1,285,427)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7%)		(8,382)

NET ASSETS – 100.0%		$1,277,045

18	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Cash Management (in thousands)	SEPTEMBER 30, 2014

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets or the next demand date.

(B)	Rate shown is the yield to maturity at September 30, 2014.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Corporate Obligations	$—	$880,182	$—
Municipal Obligations	—	356,063	—
United States Government Agency Obligations	—	49,182	—
Total	$—	$1,285,427	$—

As of September 30, 2014, there were no transfers between Level 1 and 2 during the period.

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	19

MANAGEMENT DISCUSSION

Global Bond Fund	(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of the Waddell & Reed Advisors Global Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2014. Mr. Beischel has been a manager of the Fund since 2002 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2014
Global Bond Fund (Class A shares at net asset value)	4.48%
Global Bond Fund (Class A shares including sales charges)	–1.60%
Benchmark(s) and/or Lipper Category
Barclays Multiverse Index	1.40%
(reflects the performance of securities generally representing the global bond market)
Lipper Global Income Funds Universe Average	3.76%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Performance

The Waddell & Reed Advisors Global Bond Fund outperformed its Lipper Universe Average for the fiscal year ending Sept. 30, 2014. The Fund’s shorter duration relative to its Lipper peer group hurt its performance with U.S. long duration assets outperforming shorter duration assets as the market priced in the normalization of domestic interest rates. Additionally the Fund had no exposure to the European bond market which witnessed 10-year sovereign yields dropping anywhere from 100 to 300 basis points.

The Fund performance was enhanced versus the Lipper peer group because of the Fund’s high exposure to the U.S. dollar. The Fund had 91% of its assets in the U.S. dollar denominated securities. The euro and yen both had negative returns, as their central banks moved toward more aggressive, non-conventional monetary policies. Asian and emerging market currencies underperformed the U.S. dollar as the markets priced in a slowing China. The Fund’s overweight in corporate credit also helped performance, as credit spreads were slightly tighter over the past year.

The Fund also outperformed the benchmark Barclays Multiverse Index, before the effect of sales charges, primarily from its overweight exposure to the U.S. dollar and the Fund’s overweight in corporate credit. The Fund was underweight the euro and the yen, which both had a negative return versus the U.S. dollar.

Slower Global Recovery

The global recovery has experienced setbacks over the past couple of quarters. Although the gradual recovery will continue, global growth in 2015 is now expected to be weaker and more uneven than earlier forecasts. The U.S. is emerging as the main driver for global growth. On the backdrop of a sharp rebound in growth in the spring, we believe the outlook for the U.S. seems to be the most solid, even if it is falling short of the more bullish consensus expectations. In September’s Federal Reserve (Fed) meeting, the Fed reinforced its thoughts on the importance of U.S. economic data on monetary policy. Fed participants are leaning toward an earlier start of the interest rate hiking cycle but with a more gradual pace of normalization.

In the United Kingdom (UK), we expect continued progress in the labor market and inflation to bring forward the start date of the interest rate hiking cycle. Governor Carney noted that the Bank of England would look at the prospects for wage inflation in determining the decision to raise rates. Regardless of when the interest rate hikes commence, Carney has emphasized that the pace of normalization in the UK is likely to be gradual as well.

In the Eurozone, the European Central Bank (ECB) is struggling with weaker-than-expected growth and falling inflation expectations. The risks of deflation have increased. It is now expected that the ECB will extend its asset purchase program to include central government bonds through its targeted longer-term financing operation and asset-backed securities. We believe covered bond purchases alone are unlikely to increase the ECB’s balance sheet by €1 trillion as stated by ECB President Mario Drahgi. The market now expects the ECB to remain on hold for an extended period of time.

In Japan, the domestic economic indicators did not look bad immediately after the April value added tax (VAT) but deteriorated rapidly in the consumption and industrial production sectors. Shinzo Abe’s administration will need to make a final decision around the December VAT hike. The government is determined to prevent pessimism from spreading in the markets. The Bank of Japan is likely to support the government’s efforts through a continuation of the current monetary policy.

In China, the economy’s potential growth rate is slowing significantly. The country has not been able to continue its rapid growth pace without an even faster increase in its debt. We believe that the increasing debt load is problematic for the Chinese banking system and, ultimately, government fiscal policy. It is likely that the new Chinese administration will be forced to deal with the growth in debt, and this will slow real and potential growth in years ahead. With the policy emphasis shifting towards reform, higher tolerance for lower growth will be allowed in the short run.

20	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Global Bond Fund (UNAUDITED)

And finally, Russia’s annexation of Crimea has put downward pressure on Russia’s credit and currency. We believe that Moscow’s recent action in the Eastern Ukraine has tarnished much of the goodwill built up in the capital markets over the past 12 years. International investors are currently reevaluating the new risk premium that needs to be in place on this “invasive” country.

Seeking yield with low volatility

Amid the volatility described above, we are currently maintaining a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the Fund to focus on higher yielding corporate bonds while greater liquidity will allow us to be more responsive to changing market environments.

We continue to focus on maintaining what we believe to be proper diversification for the Fund. The Fund has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Fund’s currency exposure remains overwhelmingly in the U.S. dollar. However, we believe there will be better opportunities to add foreign currency denominated bonds to the portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think will continue to be, from emerging market bonds.

Looking ahead

Given our expectation of slow growth globally in calendar 2015, we expect interest rates to remain low overall. The Fed has indicated that it will keep its policy rate low until mid-2015. The short end of the Treasury yield curve (five years and in) is expected to be less volatile due to the Fed’s commitment to low policy rates. However, longer term Treasury rates are expected to be more volatile and subject to market sentiment regarding fiscal and monetary policies. The structural change in the financial markets has led us to build up more liquidity in the Fund’s portfolio. Wall Street’s incentives to carry high inventory levels of corporate bonds have been reduced by higher capital requirements. As a result, market liquidity has been reduced and we think there may be more opportunities for dislocations in corporate bonds going forward.

The Eurozone’s growth outlook has stagnated. Macroeconomic adjustments are still underway in the peripheral countries, and the debt overhang remains a major impediment to economic activities. The Eurozone is still dependent on the global economic environment and remains vulnerable to any external shock. Geopolitical risks remain elevated, in particular the Russia-Ukraine conflict which will affect the European economy through trade and confidence.

The Bank of Japan will continue its easing policy throughout 2015. We expect consumption to sustain modest growth from a general improvement in employment and incomes. Since the VAT hike has already been decided by law, it is believed that any signs of a weaker-than-expected economic performance will more likely bring more fiscal stimulus. The market also is expecting Shinzo Abe’s administration to continue to pursue a cut in the corporate tax rate.

Growth in emerging market economies remains generally lackluster, albeit with large regional differences. Despite China’s loss of momentum, the rest of emerging Asia is holding up well, while Latin America remains below trend and Europe, the Middle East and Africa suffers from a weaker Europe and geopolitics.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Global Bond Fund.

2014	ANNUAL REPORT	21

PORTFOLIO HIGHLIGHTS

Global Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Stocks	9.7%
Utilities	2.4%
Energy	2.0%
Health Care	1.9%
Information Technology	1.3%
Financials	1.2%
Materials	0.9%
Bonds	87.5%
Corporate Debt Securities	64.1%
United States Government and Government Agency Obligations	16.9%
Other Government Securities	5.0%
Loans	1.5%
Cash and Cash Equivalents	2.8%

Quality Weightings

Investment Grade	48.7%
AA	19.1%
A	1.3%
BBB	28.3%
Non-Investment Grade	38.8%
BB	24.6%
B	8.3%
CCC	3.1%
Non-rated	2.8%
Cash and Cash Equivalents and Equities	12.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Lipper Global Income Funds	Rank	Percentile
1 Year	91/222	41
3 Year	38/157	25
5 Year	53/121	44
10 Year	31/77	40

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	35.1%
United States	28.2%
Mexico	3.8%
Other North America	3.1%
Europe	26.0%
United Kingdom	5.7%
Luxembourg	5.5%
Russia	4.0%
Netherlands	3.9%
Other Europe	6.9%
South America	23.0%
Brazil	11.5%
Columbia	3.7%
Argentina	3.6%
Other South America	4.2%
Pacific Basin	8.9%
Singapore	3.5%
Other Pacific Basin	5.4%
Bahamas/Caribbean	3.1%
Other	0.9%
Middle East	0.2%
Cash and Cash Equivalents	2.8%

22	ANNUAL REPORT	2014

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-14	-1.60%	-1.13%	3.63%	4.88%
5-year period ended 9-30-14	2.98%	2.78%	3.34%	4.54%
10-year period ended 9-30-14	4.34%	4.10%	4.07%	5.38%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same shares or another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2014	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

COMMON STOCKS	Shares	Value
Consumer Finance – 1.2%
Banco Latinoamericano de Comercio Exterior S.A.	335	$10,285

Diversified Chemicals – 0.9%
Dow Chemical Co. (The)	150	7,869

Electric Utilities – 2.1%
Alupar Investimento S.A. (A)	608	4,287
PPL Corp.	314	10,301
Transmissora Alianca de Energia Eletrica S.A. (A)	541	4,367

		18,955

Integrated Oil & Gas – 1.2%
Royal Dutch Shell plc, Class A (A)	265	10,151

Oil & Gas Drilling – 0.8%
Seadrill Partners LLC	209	6,531

Pharmaceuticals – 1.9%
Bristol-Myers Squibb Co.	134	6,844
GlaxoSmithKline plc (A)	410	9,386

		16,230

Semiconductors – 1.3%
Intel Corp. (B)	306	10,666

Water Utilities – 0.3%
Aguas Andinas S.A. (A)	3,909	2,262

TOTAL COMMON STOCKS – 9.7%		$82,949
(Cost: $68,058)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 1.4%
Embraer Overseas Ltd., 6.375%, 1–24–17	$7,000	7,644
TransDigm, Inc., 6.000%, 7–15–22 (C)	4,606	4,548

		12,192

Agricultural Products – 1.6%
Corporacion Pesquera Inca S.A.C.:
9.000%, 2–10–17	6,835	6,698
9.000%, 2–10–17 (C)	5,000	4,900
Marfrig Holdings (Europe) B.V., 6.875%, 6–24–19 (C)	1,000	973
Tonon Luxembourg S.A., 10.500%, 5–14–24 (C)	750	724

		13,295

Airlines – 1.4%
Aeropuertos Argentina 2000 S.A.:
10.750%, 12–1–20 (C)	4,250	4,473
10.750%, 12–1–20	281	295
Guanay Finance Ltd., 6.000%, 12–15–20 (C)	4,500	4,776

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Airlines (Continued)
TAM Capital 2, Inc.:
9.500%, 1–29–20 (C)	$1,800	$1,904
9.500%, 1–29–20	300	317

		11,765

Auto Parts & Equipment – 0.8%
Schaeffler Finance B.V., 7.750%, 2–15–17 (C)	2,500	2,719
Schaeffler Holding Finance B.V., 6.875%, 8–15–18 (C)	3,772	3,923

		6,642

Automobile Manufacturers – 0.7%
Tenedora Nemak S.A. de C.V., 5.500%, 2–28–23 (C)	4,700	4,817
Toyota Motor Credit Corp., 3.490%, 1–18–15 (D)	1,000	1,000

		5,817

Broadcasting – 2.0%
Globo Comunicacoe e Participacoes S.A.:
5.307%, 5–11–22 (C)(D)	3,250	3,430
6.250%, 12–20–49 (D)	9,111	9,396
6.250%, 12–20–49 (C)(D)	4,000	4,125

		16,951

Cable & Satellite – 2.0%
Net Servicos de Comunicacao S.A., 7.500%, 1–27–20	8,349	8,799
Numericable Group S.A., 6.000%, 5–15–22 (C)	4,605	4,640
VTR Finance B.V., 6.875%, 1–15–24 (C)	3,802	3,935

		17,374

Coal & Consumable Fuels – 1.7%
PT Adaro Indonesia:
7.625%, 10–22–19 (C)	7,125	7,417
7.625%, 10–22–19	6,600	6,871

		14,288

Communications Equipment – 1.2%
BC Luxco 1 S.A., 7.375%, 1–29–20 (C)	9,600	9,845

Construction & Engineering – 2.0%
OAS Finance Ltd.:
8.000%, 7–2–21 (C)	1,000	960
8.875%, 4–29–49 (D)	3,350	3,116
OAS Investments GmbH, 8.250%, 10–19–19 (C)	3,250	3,189
Odebrecht Drilling Norbe VII/IX Ltd., 6.350%, 6–30–21 (C)	1,925	1,981
Odebrecht Offshore Drilling Finance, 6.750%, 10–1–22 (C)	6,890	7,148

		16,394

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Construction Materials – 2.3%
C5 Capital (SPV) Ltd., 4.510%, 12–29–49 (C)(D)	$5,000	$4,300
CEMEX S.A.B. de C.V.:
6.500%, 12–10–19 (C)	6,400	6,609
7.250%, 1–15–21 (C)	3,750	3,966
Cimpor Financial Operations B.V. (GTD by InterCement Participacoes S.A. and InterCement Brasil S.A.), 5.750%, 7–17–24 (C)	4,050	3,918
Hillman Group, Inc. (The), 6.375%, 7–15–22 (C)	1,162	1,124

		19,917

Consumer Finance – 2.6%
Banco BMG S.A.:
9.150%, 1–15–16	800	833
9.150%, 1–15–16 (C)	200	208
Banco Latinoamericano de Comercio Exterior S.A., 3.750%, 4–4–17 (C)	14,800	15,355
General Motors Financial Co., Inc., 3.000%, 9–25–17	3,600	3,636
VEB Finance Ltd., 5.375%, 2–13–17 (C)	2,125	2,130

		22,162

Data Processing & Outsourced Services – 0.1%
Alliance Data Systems Corp., 5.250%, 12–1–17 (C)	700	709

Diversified Banks – 8.6%
Banco Bradesco S.A., 4.125%, 5–16–16 (C)	6,800	7,055
Banco Cruzeiro do Sul S.A., 8.500%, 2–20–15 (C)(E)	7,500	1,133
Banco de Bogota S.A., 5.000%, 1–15–17 (C)	1,400	1,474
Banco Santander Brasil S.A., 4.500%, 4–6–15 (C)	2,250	2,275
Barclays plc, 8.250%, 12–29–49	4,100	4,208
Caixa Economica Federal, 4.250%, 5–13–19 (C)	5,800	5,771
Hongkong and Shanghai Banking Corp. (The), 5.000%, 8–29–49 (D)	2,500	2,524
HSBC Holdings plc, 5.625%, 12–29–49	3,100	3,078
ICICI Bank Ltd.:
4.750%, 11–25–16 (C)	2,500	2,633
4.800%, 5–22–19 (C)	1,500	1,588
3.500%, 3–18–20 (C)	2,875	2,879
SB Capital S.A., 5.499%, 7–7–15	2,000	2,037

24	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks (Continued)
Societe Generale S.A., 5.922%, 4–29–49 (C)		$4,000	$4,220
State Bank of India:
4.500%, 10–23–14		3,950	3,958
4.125%, 8–1–17 (C)		2,400	2,501
3.250%, 4–18–18 (C)		4,500	4,545
3.622%, 4–17–19 (C)		3,600	3,654
VTB Capital S.A., 6.000%, 4–12–17 (C)		16,645	16,622

			72,155

Diversified Metals & Mining – 1.8%
Southern Copper Corp., 6.375%, 7–27–15		1,375	1,431
Suzano Trading Ltd., 5.875%, 1–23–21 (C)		6,750	7,019
Uralkali Finance Ltd., 3.723%, 4–30–18 (C)		3,000	2,858
Vedanta Resources plc, 6.000%, 1–31–19 (C)		4,300	4,343

			15,651

Electric Utilities – 4.4%
Emgesa S.A. E.S.P., 8.750%, 1–25–21 (F)	COP	20,786,000	11,110
ENEL Finance International S.A., 3.875%, 10–7–14 (C)		$2,500	2,501
Listrindo Capital B.V., 6.950%, 2–21–19 (C)		9,200	9,729
Majapahit Holding B.V., 7.750%, 10–17–16		3,900	4,319
Rural Electrification Corp. Ltd., 4.250%, 1–25–16		4,300	4,412
RusHydro Finance Ltd., 7.875%, 10–28–15 (F)	RUB	212,800	5,260
Tata Electric Co., 8.500%, 8–19–17		$200	220

			37,551

Food Distributors – 1.8%
Olam International Ltd.:
5.750%, 9–20–17		3,300	3,477
7.500%, 8–12–20		9,150	10,340
Olam International Ltd., Convertible, 6.000%, 10–15–16		1,200	1,287

			15,104

Gas Utilities – 0.3%
Transportadora de Gas del Sur S.A.:
7.875%, 5–14–17 (C)		1,500	1,463
7.875%, 5–14–17		761	742

			2,205

Household Appliances – 1.1%
Controladora Mabe S.A. de C.V.:
6.500%, 12–15–15		4,400	4,642
6.500%, 12–15–15 (C)		4,100	4,326

			8,968

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Independent Power Producers & Energy Traders – 1.0%
China Resources Power Holdings Co. Ltd., 3.750%, 8–3–15	$8,650	$8,762

Industrial Conglomerates – 0.6%
Rearden G Holdings EINS GmbH, 7.875%, 3–30–20 (C)	5,150	5,382

Industrial Machinery – 0.2%
Dynacast International LLC and Dynacast Finance, Inc., 9.250%, 7–15–19	1,920	2,054

Integrated Oil & Gas – 0.8%
Petrobras Global Finance (GTD by Petroleo Brasileiro S.A.), 4.875%, 3–17–20	7,000	7,092

Integrated Telecommunication Services – 1.0%
Mobile TeleSystems OJSC, 5.000%, 5–30–23	2,300	1,972
TBG Global Pte. Ltd., 4.625%, 4–3–18 (C)	4,400	4,367
Verizon Communications, Inc., 2.625%, 2–21–20 (C)	2,307	2,279

		8,618

IT Consulting & Other Services – 1.1%
iGATE Corp., 4.750%, 4–15–19 (C)	10,260	9,952

Marine – 0.9%
SCF Capital Ltd.:
5.375%, 10–27–17 (C)	4,000	3,800
5.375%, 10–27–17	3,925	3,729

		7,529

Oil & Gas Drilling – 2.7%
Lancer Finance Co. (SPV) Ltd., 5.850%, 12–12–16 (C)	1,647	1,661
Noble Group Ltd., 4.875%, 8–5–15	700	718
Oro Negro Drilling Pte. Ltd., 7.500%, 1–24–19 (C)	9,345	9,321
QGOG Atlantic/Alaskan Rigs Ltd.:
5.250%, 7–30–18 (C)	5,825	6,043
5.250%, 7–30–18	819	850
Schahin II Finance Co. (SPV) Ltd., 5.875%, 9–25–22 (C)	4,946	4,687

		23,280

Oil & Gas Equipment & Services – 0.7%
QGOG Constellation S.A., 6.250%, 11–9–19 (C)	5,750	5,750

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Exploration & Production – 3.5%
Novatek Finance Ltd.:
5.326%, 2–3–16 (C)		$8,200	$8,320
7.750%, 2–21–17 (C)(F)	RUB	146,000	3,473
Pacific Rubiales Energy Corp.:
5.375%, 1–26–19 (C)		$5,900	5,981
7.250%, 12–12–21 (C)		2,250	2,447
Pan American Energy LLC:
7.875%, 5–7–21 (C)		4,000	4,180
7.875%, 5–7–21		1,650	1,724
YPF Sociedad Anonima, 8.875%, 12–19–18 (C)		3,900	4,017

			30,142

Oil & Gas Refining & Marketing – 0.5%
Offshore Drilling Holding S.A., 8.375%, 9–20–20 (C)		3,700	3,917

Oil & Gas Storage & Transportation – 1.3%
Empresas ICA S.A.B. de C.V., 8.875%, 5–29–24 (C)		1,500	1,541
Empresas Publicas de Medellin E.S.P., 8.375%, 2–1–21 (F)	COP	18,938,000	9,849

			11,390

Other Diversified Financial Services – 0.7%
Citigroup, Inc., 8.400%, 4–29–49		$3,675	4,173
MTS International Funding Ltd., 5.000%, 5–30–23 (C)		2,400	2,058

			6,231

Packaged Foods & Meats – 2.9%
BFF International Ltd., 7.250%, 1–28–20 (C)		7,900	9,124
JBS Finance II Ltd., 8.250%, 1–29–18 (C)		7,900	8,236
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.), 7.750%, 10–28–20 (C)		4,600	4,888
Marfrig Overseas Ltd., 9.500%, 5–4–20 (C)		3,000	3,165

			25,413

Paper Products – 1.5%
Fibria Overseas Finance Ltd., 6.750%, 3–3–21 (C)		1,800	1,976
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1–19–18 (C)		6,600	6,947
4.375%, 5–15–23 (C)		1,600	1,554

2014	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Paper Products (Continued)
IRSA Inversiones y Representaciones S.A., 8.500%, 2–2–17		$2,000	$1,972

			12,449

Precious Metals & Minerals – 0.5%
ALROSA Finance S.A., 8.875%, 11–17–14		4,000	4,029

Regional Banks – 0.7%
OJSC Russian Agricultural Bank, 5.100%, 7–25–18 (C)		6,200	5,992

Restaurants – 0.6%
Arcos Dorados Holdings, Inc., 10.250%, 7–13–16 (F)	BRL	14,475	5,529

Specialized Consumer Services – 0.7%
B-Corp Merger Sub, Inc., 8.250%, 6–1–19		$2,100	2,069
World Wide Supply A.S., 7.750%, 5–26–17 (C)		4,300	4,300

			6,369

Steel – 1.2%
ArcelorMittal, 9.500%, 2–15–15		2,250	2,312
Evraz Group S.A., 7.400%, 4–24–17		2,600	2,600
Steel Capital S.A., 6.250%, 7–26–16 (C)		5,400	5,562

			10,474

Wireless Telecommunication Service – 3.2%
America Movil S.A.B. de C.V., 3.625%, 3–30–15		2,000	2,027
American Tower Corp., 3.400%, 2–15–19		4,100	4,190
Indosat Palapa Co. B.V., 7.375%, 7–29–20 (C)		$4,750	$5,035
T-Mobile USA, Inc., 6.000%, 3–1–23		8,120	8,120
Vimpel-Communications, 6.493%, 2–2–16 (C)		4,550	4,618
VimpleCom Holdings B.V., 9.000%, 2–13–18 (C)(F)	RUB	120,000	2,852

			26,842

TOTAL CORPORATE DEBT SECURITIES – 64.1%			$546,181
(Cost: $553,748)

OTHER GOVERNMENT SECURITIES +
Argentina – 0.8%
City of Buenos Aires, 12.500%, 4–6–15		$1,850	1,850

OTHER GOVERNMENT SECURITIES + (Continued)	Principal		Value
Argentina (Continued)
Province of Buenos Aires (The), 11.750%, 10–5–15		$5,125	$4,869

			6,719

Brazil – 0.7%
OI S.A., 9.750%, 9–15–16 (F)	BRL	16,500	6,140

Ireland – 0.2%
Russian Railways via RZD Capital Ltd., 8.300%, 4–2–19 (F)	RUB	68,000	1,566

Luxembourg – 0.2%
BC Luxco 1 S.A., 7.375%, 1–29–20		$2,000	2,051

Netherlands – 0.1%
Indosat Palapa Co. B.V., 7.375%, 7–29–20		750	795

Russia – 0.3%
Russian Federation, 3.500%, 1–16–19 (C)		3,000	2,914

Supranational – 0.6%
Central American Bank for Economic Integration, 3.875%, 2–9–17 (C)		5,300	5,445

Venezuela – 2.1%
Corporacion Andina de Fomento, 3.750%, 1–15–16		16,810	17,396

TOTAL OTHER GOVERNMENT SECURITIES – 5.0%			$43,026
(Cost: $45,435)

LOANS
Aerospace & Defense – 0.9%
TransDigm, Inc.:
0.000%, 2–28–20 (D)(J)		6,184	6,073
3.750%, 2–28–20 (D)		2,020	1,984

			8,057

Diversified Metals & Mining – 0.1%
EP Minerals LLC, 5.500%, 7–24–20 (D)		1,033	1,036

Metal & Glass Containers – 0.3%
BakerCorp International, 0.000%, 2–7–20 (D)(J)		2,025	1,966

Oil & Gas Storage & Transportation – 0.2%
Empresas ICA S.A., 7.126%, 7–1–17 (D)		2,000	1,985

TOTAL LOANS – 1.5%			$13,044
(Cost: $13,142)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 0.2%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 5–15–18 (G)	$149	$10
5.500%, 3–15–23 (G)	16	2
4.000%, 7–15–23 (G)	2,414	91
4.000%, 2–15–24 (G)	220	14
4.000%, 4–15–24 (G)	894	92
5.500%, 10–15–25 (G)	298	43
5.500%, 1–15–33 (G)	109	21
5.500%, 5–15–33 (G)	508	105
6.500%, 7–15–37 (G)	508	89
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates, 4.500%, 10–1–35	1,055	1,141
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 6–25–22 (G)	206	1
5.500%, 6–25–23 (G)	26	4
5.500%, 12–25–33 (G)	478	26
5.500%, 8–25–35 (G)	413	71
5.500%, 11–25–36 (G)	584	110
Government National Mortgage Association Agency REMIC/CMO:
7.000%, 5–20–33 (G)	758	187
5.000%, 7–20–33 (G)	117	2
5.500%, 11–20–33 (G)	29	1

		2,010

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.2%		$2,010
(Cost: $6,383)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations–16.7%
U.S. Treasury Notes:
1.750%, 7–31–15	35,810	36,299
0.375%, 5–31–16	25,000	24,973
3.000%, 9–30–16	16,000	16,756
2.375%, 7–31–17	7,100	7,365
3.500%, 5–15–20	7,810	8,467
2.625%, 11–15–20	17,000	17,537
2.125%, 8–15–21	12,700	12,640
1.750%, 5–15–22	19,250	18,512

		142,549

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 16.7%		$142,549
(Cost: $141,493)

26	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 2.7%
Baxter International, Inc., 0.250%, 10–8–14 (H)	$2,500	$2,500
DTE Energy Co. (GTD by Detroit Edison Co.), 0.210%, 10–3–14 (H)	2,142	2,142
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.130%, 10–28–14 (H)	4,000	4,000
Kellogg Co., 0.170%, 10–14–14 (H)	2,000	2,000
Kroger Co. (The):
0.170%, 10–1–14 (H)	3,055	3,055
0.220%, 10–14–14 (H)	5,000	4,999
Wisconsin Gas LLC, 0.110%, 10–3–14 (H)	4,000	4,000

		22,696

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp., 0.102%, 10–7–14 (I)	$179	$179

TOTAL SHORT-TERM SECURITIES – 2.7%		$22,875
(Cost: $22,875)

TOTAL INVESTMENT SECURITIES – 99.9%		$852,634
(Cost: $851,134)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		486

NET ASSETS – 100.0%		$853,120

Notes to Schedule of Investments

*	Not shown due to rounding.

+	Other Government Securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of the security position is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the total value of these securities amounted to $369,119 or 43.3% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(E)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(F)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL—Brazilian Real, COP—Columbian Peso and RUB—Russian Ruble).

(G)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(H)	Rate shown is the yield to maturity at September 30, 2014.

(I)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

(J)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

The following forward foreign currency contracts were outstanding at September 30, 2014:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	British Pound	Barclays Capital, Inc.	12,338	10–10–14	$—	$137

2014	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$82,949	$—	$—
Corporate Debt Securities	—	535,732	10,449
Other Government Securities	—	43,026	—
Loans	—	10,023	3,021
United States Government Agency Obligations	—	2,010	—
United States Government Obligations	—	142,549	—
Short-Term Securities	—	22,875	—
Total	$82,949	$756,215	$13,470

Liabilities
Forward Foreign Currency Contracts	$—	$137	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Debt Securities	Other Government Securities	Loans
Beginning Balance 10–1–13	$14,141	$1,970	$—
Net realized gain (loss)	199	—	—
Net change in unrealized appreciation (depreciation)	(102)	—	(7)
Purchases	8,624	—	3,028
Sales	(4,406)	—	—
Amortization/Accretion of premium/discount	(56)	—	— *
Transfers into Level 3 during the period	1,921	—	—
Transfers out of Level 3 during the period	(9,872)	(1,970)	—
Ending Balance 9–30–14	$10,449	$—	$3,021
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-14	$(41)	$—	$(7)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Levels 1 and 2 during the year ended September 30, 2014.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–14	Valuation Technique(s)	Unobservable Input(s)
Assets
Corporate Debt Securities	$10,449	Third-party valuation service	Broker quotes
Loans	$3,021	Third-party valuation service	Broker quotes

28	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2014

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	28.7%
Brazil	11.5%
United Kingdom	5.7%
Luxembourg	5.5%
Russia	4.0%
Netherlands	3.9%
Mexico	3.8%
Columbia	3.7%
Argentina	3.6%
Singapore	3.5%
Panama	3.1%
Indonesia	2.8%

Country Diversification (Continued)

Venezuela	2.1%
Chile	2.1%
Norway	1.9%
Ireland	1.8%
Cayman Islands	1.3%
British Virgin Islands	1.3%
India	1.3%
China	1.0%
Austria	1.0%
France	1.0%
Other Countries	2.6%
Other+	2.8%

+Includes	cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	29

MANAGEMENT DISCUSSION

Government Securities Fund	(UNAUDITED)

Mark J. Otterstrom

Susan K. Regan

Below, Mark J. Otterstrom, CFA, and Susan K. Regan, portfolio managers of the Waddell & Reed Advisors Government Securities Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2014. Mr. Otterstrom has managed the Fund since 2008 and has 28 years of industry experience. Ms. Regan was named portfolio manager in August of this year and has 27 years industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2014
Government Securities Fund (Class A shares at net asset value)	1.35%
Government Securities Fund (Class A shares including sales charges)	–2.88%
Benchmark(s) and/or Lipper Category
Barclays U.S. Government/Mortgage-Backed Securities Index	2.92%
(generally reflects the performance of the government bond market)
Lipper General U.S. Government Funds Universe Average	2.89%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

As the U.S. economy slowly recovered from its severe recession in 2008-09, we continued seeing heightened volatility in the bond market. As we move forward in what we believe to be a very unpredictable market, this level of volatility may easily persist.

Our biggest challenge was positioning the Fund to take advantage of volatile market moves. In October 2013, we began to see some renewed strength in the U.S. economy. We saw a surprisingly strong acceleration in the U.S. economy in November and December. Durable goods orders rose much more than expected at 3.5% in November. Orders for nondefense capital goods jumped 9.4%. Excluding aircraft, nondefense orders rose 4.5%. The durable goods report showed that real nonresidential investment on equipment and software likely climbed around 5%. New home sales for the last six months of 2013 were revised sharply higher.

Given the strength of the U.S. economy in Q4 2013 and the Federal Reserve’s (Fed) stated intention to begin removing one source of excess liquidity from the market, we put the Fund in a very defensive position, shortening duration against the benchmark through the use of derivatives (Treasury futures). We had anticipated rates to continue grinding higher in 2014, but we underappreciated the economic weakness during the first quarter of 2014 and the severity of the geopolitical risks arising worldwide, particularly with the strong economic strength shown in the United States in Q4 2013. While the U.S. economy rebounded sharply in Q2 2014, the flight-to-quality trade into longer-dated U.S. Treasury bonds dominated the bond market. Our defensive positions led to the Fund underperforming both its benchmark and the Lipper peer group during this major market move. As a result, the Fund underperformed its benchmark and its Lipper peer group over the last 12 months.

Looking ahead

The International Monetary Fund (IMF) has significantly lowered its global growth projections for the next year. The better economic growth in the U.S., while still rather anemic, is one of the few bright spots in their forecasts. Global weakness has led to an increased flight-to-quality trade and helped lower the yields on the long end of the Treasury curve and an overall flattening of the curve. The strength in our domestic economy and improvement in our job market has led the Fed to contemplate raising U.S. short-term interest rates in 2015. While the 10-year Treasury rallied, the yield on the two-year sold off. We think the dynamics leading to this flatter yield curve should be with us well into 2015.

It is anticipated that the Fed will end the tapering of its quantitative easing program in October 2014. This means the Fed will no longer be adding mortgage-backed securities and U.S. Treasury securities to its balance sheet each month. The combination of very low interest rates and the Fed’s ever-constant presence has made the mortgage market very crowded on both a supply-demand basis and a relative value basis. We believe the absence of the Fed in the mortgage market could create some nice investment opportunities for this fund, especially once rates begin to rise.

The Fed has reiterated its intention to keep the fed funds rate near zero for an extended period of time. Fed officials have indicated the risk of higher inflation is less of a concern than the threat of renewed economic weakness. Currently, market trading activity suggests that many investors do not expect the Fed to begin raising its key interest rate until early- to mid-2015. However, this is a very volatile projection and data-dependent prediction.

With the short end of the yield curve anchored by the low fed funds rate, we expect to see continued volatility in the middle and longer end of the curve. We believe that even slight changes in the U.S. economic outlook may have significant short-term effects on longer-duration fixed income securities.

Many of the downside risks to the domestic economy that were present in 2013 have been abating. While we still expect some fiscal tightening, we believe that the U.S. is not facing another fiscal cliff from forced sequestration. For the first time in years, the U.S. has a multi-year budget deal out of Washington that should help to remove a major headwind from the economy.

30	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Government Securities Fund (UNAUDITED)

In the past, sustained bond bear markets had not been able to get underway until the Fed tightening cycle was imminent. The Fund’s duration is currently short its benchmark and we expect to maintain this position going into early 2015. We anticipate continued demand for spread product within the high-grade bond market.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Government Securities Fund.

2014	ANNUAL REPORT	31

PORTFOLIO HIGHLIGHTS

Government Securities Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Bonds	97.5%
United States Government and Government Agency Obligations	97.5%
Cash and Cash Equivalents	2.5%

Lipper Rankings

Category: Lipper General U.S. Government Funds	Rank	Percentile
1 Year	102/114	89
3 Year	99/109	90
5 Year	78/101	77
10 Year	55/80	68

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	97.5%
AA	97.5%
Cash and Cash Equivalents	2.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

32	ANNUAL REPORT	2014

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Government Securities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-14	-2.88%	-3.85%	0.49%	1.67%
5-year period ended 9-30-14	1.18%	0.75%	1.23%	2.38%
10-year period ended 9-30-14	2.67%	2.32%	2.27%	3.47%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same shares or another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2014	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS

Government Securities Fund (in thousands)	SEPTEMBER 30, 2014

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 38.7%
Federal Farm Credit Bank, 2.625%, 3–26–21	$10,500	$10,726
Federal Home Loan Bank:
4.500%, 9–13–19	8,000	8,937
3.625%, 3–12–21	10,000	10,739
3.500%, 7–29–21	13,000	13,863
2.500%, 6–20–22	6,575	6,481
1.750%, 10–26–22	7,900	7,776
2.000%, 2–14–28 (A)	10,000	9,361
Federal Home Loan Mortgage Corp.:
2.000%, 5–21–20	8,200	8,191
2.000%, 9–20–21	5,000	4,837
Federal National Mortgage Association, 2.000%, 6–14–32 (A)	10,000	9,791
Overseas Private Investment Corp. (GTD by U.S. Government), 5.142%, 12–15–23	5,771	6,401
Ukraine Government AID Bond, 1.844%, 5–16–19	2,500	2,491

		99,594

Mortgage-Backed Obligations – 43.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 4–15–18	3,077	3,244
5.000%, 5–15–19	2,082	2,214
5.000%, 5–15–23	2,900	3,147
4.500%, 6–15–27	410	419
4.500%, 5–15–32	1,071	1,098
4.000%, 10–15–35	1,758	1,854
3.000%, 10–15–36	7,361	7,365
4.000%, 11–15–36	1,210	1,265
4.500%, 9–15–37	1,129	1,160
4.500%, 8–15–39	1,902	1,978
2.500%, 12–15–41	3,968	3,917
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
4.186%, 12–25–20	4,000	4,375
5.000%, 6–1–23	607	660
4.000%, 7–1–25	1,665	1,779
4.500%, 5–1–31	3,086	3,357
3.000%, 1–1–33	6,442	6,564

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 6–25–18	$1,908	$2,013
3.500%, 8–25–33	859	893
2.000%, 4–25–39	5,053	4,876
4.000%, 5–25–39	937	973
3.000%, 11–25–39	865	882
4.500%, 6–25–40	1,010	1,071
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
2.790%, 11–1–18	8,150	8,408
2.580%, 5–1–19	6,894	7,065
4.500%, 9–1–19	802	847
5.380%, 11–1–20	1,250	1,276
4.375%, 6–1–21	7,613	8,402
5.500%, 10–1–21	1,443	1,570
5.000%, 9–1–22	1,665	1,775
5.500%, 11–1–22	544	592
3.500%, 8–1–26	3,732	3,939
3.000%, 9–1–28	4,609	4,727
4.000%, 12–1–31	3,259	3,485
5.500%, 12–1–34	1,129	1,266
6.000%, 4–1–39	1,463	1,652
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 4–16–39	605	641
2.500%, 9–20–40	6,756	6,787
2.000%, 3–16–42	4,214	4,105
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 2002-3, Class G, 6.000%, 2–15–30	182	183

		111,824

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 82.0%		$211,418
(Cost: $211,688)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 15.5%
U.S. Treasury Bonds, 9.000%, 11–15–18	$10,000	$13,005
U.S. Treasury Notes:
3.625%, 8–15–19 (B)	15,000	16,310
3.125%, 5–15–21	10,000	10,599

		39,914

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 15.5%		$39,914
(Cost: $37,044)

SHORT-TERM SECURITIES
Commercial Paper – 1.8%
Federal Home Loan Bank:
0.040%, 10–1–14 (C)	2,500	2,500
0.050%, 11–12–14 (C)	1,425	1,425
0.030%, 11–21–14 (C)	600	600

		4,525

United States Government Agency Obligations – 0.1%
Overseas Private Investment Corp. (GTD by U.S. Government), 0.110%, 10–7–14 (D)	310	310

TOTAL SHORT-TERM SECURITIES – 1.9%		$4,835
(Cost: $4,835)

TOTAL INVESTMENT SECURITIES – 99.4%		$256,167
(Cost: $253,567)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		1,633

NET ASSETS – 100.0%		$257,800

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(B)	All or a portion of the security position has been pledged as collateral on open futures contracts.

(C)	Rate shown is the yield to maturity at September 30, 2014.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

34	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Government Securities Fund (in thousands)	SEPTEMBER 30, 2014

The following futures contracts were outstanding at September 30, 2014 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	12–31–14	132	$(16,453)	$107
U.S. 2-Year Treasury Note	Short	1–6–15	31	(6,784)	—	*
U.S. 5-Year Treasury Note	Short	1–6–15	180	(21,286)	61

				$(44,523)	$168

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
United States Government Agency Obligations	$—	$211,418	$—
United States Government Obligations	—	39,914	—
Short-Term Securities	—	4,835	—
Total	$—	$256,167	$—
Futures Contracts	$168	$—	$—

As of September 30, 2014, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

AID = Agency International Development

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	35

MANAGEMENT DISCUSSION

High Income Fund	(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of the Waddell & Reed Advisors High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2014. Mr. Gunther was appointed Portfolio Manager of the Fund on July 9, 2014. The Fund was previously managed by William M. Nelson.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2014
High Income Fund (Class A shares at net asset value)	7.47%
High Income Fund (Class A shares including sales charges)	1.26%
Benchmark(s) and/or Lipper Category
BofA Merrill Lynch US High Yield Index	7.23%
(reflects the performance of securities generally representing the high yield sector of the bond market)
Lipper High Yield Funds Universe Average	5.94%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund outperformed both its benchmark and its Lipper category average, before the effects of sales charges, for the fiscal year ending September 30, 2014.

The Fund’s outperformance was the result of credit selection and its allocation to bank loans. The Fund portfolio was above its category average in bank loan holdings and lower-tier quality credits. It was below the category average in its holdings of upper-tier quality credits.

During the first half of the Fund’s fiscal year we saw lower quality credits outperform higher quality non-investment-grade credits. Through the first quarter of the fiscal year, credits rated B and CCC outperformed the Fund’s benchmark wile BB-rated credits underperformed. This trend began to narrow throughout the second quarter and by the Fund’s fiscal third quarter in early 2014 it reversed with the higher-quality, non-investment-grade credits outperforming lower-rated securities.

Market volatility

Fixed income markets were volatile throughout the Fund’s fiscal year. In late 2013 the general market forecast was that investment-grade interest rates would continue to move higher, potentially compressing yields on non-investment-grade credits. However, that was not the case. Yields on the benchmark 10-year U.S. Treasury entered calendar 2014 at 3% but ended the Fund’s fiscal year about 50 basis points lower.

The high-yield sector turned especially volatile over the summer. Federal Reserve (Fed) Chair Janet Yellen warned in July that high-yield valuations “appeared to be stretched” – a comment supporting some already existing anxiety in the market. As a result, high-yield bond funds ended up recording a total of $7.9 billion in outflows in July and another $5.2 billion in outflows during August, according to Morningstar data.

We believe what we saw this year within the non-investment-grade space during the fiscal year helps to illustrate the importance of good credit selection. The core tenet of our research process continues to be focusing on in-depth research of individual issuers with a goal of identifying favorable risk/reward characteristics. Macroeconomic factors are a secondary consideration in our investment process.

The market experienced a second bout of volatility, although not as extreme, late in the Fund’s fiscal year. It is our view that the result has been the creation of a more attractive market from a valuation perspective. High-yield spreads over Treasuries widened 90 basis points in the Fund’s fiscal fourth quarter in response to what we view as technical factors, geopolitical factors and the expectation that the Fed will continue to hold its key interest rate at an exceptionally low level.

The spread widening created what we believe to be a favorable opportunity to put new money to work. We believe there may be some better opportunities within the space. We will consider reducing the Fund’s first lien loan exposure to move into these opportunities as they become available. New issuance increased significantly in early September with some favorable opportunities. Additionally, based on what we have seen, the market selloff has resulted in increased interest from institutional buyers in the high-yield sector. This trade from retail investors to institutions has the potential to increase stability within the market.

However, we do expect volatility to continue. Questions continue to surround the Fed’s interest rate policy and many market forecasters have begun to push back projections about when the Fed will begin to raise rates. It is our view that the Fed’s bias is for lower rates and that the central bank will move cautiously and deliberately with any rate hike. However, the markets are heavily reliant on economic data. It is our view that if the data signals a robust and strengthening economy, the markets will begin to raise rates before the Fed acts. However, overall, we do expect investment-grade interest rates to remain low.

Within the high-yield sector, we believe that the technical factors that created some of the volatility we saw this year — particularly geopolitical concerns — could influence the market. Generally, the high-yield sector has the potential to act somewhat similar to equities in terms of investor risk appetites. However, we would expect this volatility to be technical and not due to market fundamentals based on what we are seeing at this time.

36	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

High Income Fund (UNAUDITED)

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower.

Performance including sales charges reflects the maximum applicable front-end sales load.

While the Fund used derivatives during the reporting period, they had minimal impact on the performance of the Fund.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors High Income Fund.

2014	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS

High Income Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Stocks	1.1%
Utilities	0.4%
Financials	0.3%
Industrials	0.2%
Energy	0.1%
Materials	0.1%
Consumer Discretionary	0.0%
Warrants	0.0%
Bonds	93.3%
Corporate Debt Securities	69.2%
Loans	24.1%
Cash and Cash Equivalents	5.6%

Lipper Rankings

Category: Lipper High Yield Funds	Rank	Percentile
1 Year	80/602	14
3 Year	8/474	2
5 Year	18/415	5
10 Year	28/278	11

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	0.6%
BBB	0.6%
Non-Investment Grade	92.7%
BB	18.5%
B	37.4%
CCC	36.6%
Non-rated	0.2%
Cash and Cash Equivalents and Equities	6.7%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

38	ANNUAL REPORT	2014

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-14	1.26%	2.36%	6.65%	7.76%
5-year period ended 9-30-14	10.09%	10.06%	10.52%	11.73%
10-year period ended 9-30-14	7.42%	7.17%	7.14%	8.39%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same shares or another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2014	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands) SEPTEMBER 30, 2014

COMMON STOCKS	Shares		Value
Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)	—	*	$137

Consumer Finance – 0.1%
JG Wentworth Co. (A)	273		3,387

Gas Utilities – 0.1%
Suburban Propane Partners L.P.	19		828

Oil & Gas Storage & Transportation – 0.1%
Crestwood Midstream Partners L.P.	74		1,686
Inergy L.P.	172		1,819

			3,505

Railroads – 0.1%
Kansas City Southern	27		3,296

Renewable Electricity – 0.3%
Abengoa Yield plc (A)	155		5,504

Specialty Stores – 0.0%
Michaels Co., Inc. (The) (A)	41		713

Trading Companies & Distributors – 0.1%
HD Supply Holdings, Inc. (A)	81		2,211

TOTAL COMMON STOCKS – 0.8%			$19,581
(Cost: $15,120)

PREFERRED STOCKS
Consumer Finance – 0.2%
Ally Financial, Inc., 8.125%	128		3,406
Ally Financial, Inc., 8.500%	102		2,757

			6,163

Steel – 0.1%
ArcelorMittal, 6.000%, Convertible	97		2,065

TOTAL PREFERRED STOCKS – 0.3%			$8,228
(Cost: $8,019)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, Expires 5–15–18 (B)	7		$714

TOTAL WARRANTS – 0.0%			$714
(Cost: $408)

CORPORATE DEBT SECURITIES	Principal	Value
Advertising – 0.7%
Acosta, Inc., 7.750%, 10–1–22 (C)	$13,086	$13,151
Lamar Media Corp., 5.375%, 1–15–24 (C)	4,394	4,405

		17,556

Aerospace & Defense – 2.1%
Silver II Borrower SCA and Silver II U.S. Holdings, 7.750%, 12–15–20 (C)	16,771	17,401
TransDigm Group, Inc.:
5.500%, 10–15–20	1,831	1,776
7.500%, 7–15–21	7,082	7,560
TransDigm, Inc.:
6.000%, 7–15–22 (C)	10,668	10,535
6.500%, 7–15–24 (C)	11,478	11,435

		48,707

Agricultural Products – 0.7%
American Seafoods Group LLC, 10.750%, 5–15–16 (C)	6,294	6,121
ASG Consolidated LLC, 15.000%, 5–15–17 (C)(D)	12,165	10,705

		16,826

Air Freight & Logistics – 0.2%
TRAC Intermodal LLC and TRAC Intermodal Corp., 11.000%, 8–15–19	5,100	5,636

Aluminum – 1.0%
Constellium N.V., 5.750%, 5–15–24 (C)	7,091	7,091
Wise Metals Group LLC, 8.750%, 12–15–18 (C)	6,562	7,005
Wise Metals Intermediate Holdings, 9.750%, 6–15–19 (C)(D)	9,048	9,591

		23,687

Apparel Retail – 2.2%
Bon-Ton Stores, Inc. (The), 8.000%, 6–15–21	12,691	11,358
Chinos Intermediate Holdings A, Inc., 7.750%, 5–1–19 (C)(D)	9,588	9,085
Gymboree Corp. (The), 9.125%, 12–1–18	8,923	2,498
Hot Topic, Inc., 9.250%, 6–15–21 (C)	5,518	5,904
HT Intermediate Holdings Corp., 12.000%, 5–15–19 (C)(D)	1,188	1,227
Neiman Marcus Group Ltd., Inc., 8.000%, 10–15–21 (C)	10,168	10,575
Nine West Holdings, Inc., 8.250%, 3–15–19 (C)	12,982	10,905

		51,552

Application Software – 0.7%
ACI Worldwide, Inc., 6.375%, 8–15–20 (C)	6,595	6,842

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Application Software (Continued)
Infor Software Parent LLC and Infor Software Parent, Inc., 7.125%, 5–1–21 (C)(D)	$9,794	$9,696

		16,538

Auto Parts & Equipment – 1.7%
IDQ Acquisition Corp., 14.000%, 10–1–17 (C)(D)	8,407	8,407
IDQ Holdings, Inc., 11.500%, 4–1–17 (C)	16,207	17,564
Midas Intermediate HoldCo II LLC, 7.875%, 10–1–22 (C)	6,126	6,111
Schaeffler Finance B.V.:
4.250%, 5–15–21 (C)	6,153	5,922
4.750%, 5–15–21 (C)	2,846	2,839

		40,843

Automobile Manufacturers – 0.7%
Group 1 Automotive, Inc., 5.000%, 6–1–22 (C)	3,518	3,404
Jaguar Land Rover plc, 5.625%, 2–1–23 (C)	5,542	5,736
Navistar International Corp., 8.250%, 11–1–21	7,379	7,563

		16,703

Automotive Retail – 0.4%
Sonic Automotive, Inc., 5.000%, 5–15–23	9,209	8,795

Broadcasting – 1.7%
CBS Outdoor Americas, Inc.:
5.250%, 2–15–22 (C)	2,265	2,262
5.625%, 2–15–24 (C)	1,588	1,592
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22	3,064	3,125
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3–15–20	613	631
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3–15–20	5,454	5,659
Cumulus Media, Inc., 7.750%, 5–1–19	5,106	5,234
WideOpenWest Finance LLC and WideOpenWest Capital Corp.:
10.250%, 7–15–19	11,327	12,233
13.375%, 10–15–19	7,606	8,595

		39,331

Building Products – 1.6%
CPG Merger Sub LLC, 8.000%, 10–1–21 (C)	6,986	7,091
Headwaters, Inc., 7.250%, 1–15–19	2,976	3,080
Ply Gem Industries, Inc.:
6.500%, 2–1–22	10,429	9,907
6.500%, 2–1–22 (C)	3,718	3,532
Roofing Supply Group LLC and Roofing Supply Finance, Inc., 10.000%, 6–1–20 (C)	6,704	7,039

40	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Building Products (Continued)
USG Corp., 5.875%, 11–1–21 (C)	$6,284	$6,410

		37,059

Cable & Satellite – 4.3%
Altice S.A.:
7.250%, 5–15–22 (C)(E)	EUR 771	1,008
7.750%, 5–15–22 (C)	$7,208	7,442
Cablevision Systems Corp., 5.875%, 9–15–22	11,820	11,436
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.250%, 3–15–21	947	928
5.250%, 9–30–22	1,265	1,238
5.125%, 2–15–23	1,264	1,213
5.750%, 9–1–23	316	314
5.750%, 1–15–24	9,136	9,102
DISH DBS Corp.:
6.750%, 6–1–21	4,164	4,476
5.875%, 7–15–22	2,460	2,509
5.000%, 3–15–23	1,582	1,518
LYNX I Corp., 5.375%, 4–15–21 (C)	2,020	2,035
LYNX II Corp., 6.375%, 4–15–23 (C)	606	626
Numericable Group S.A.:
6.000%, 5–15–22 (C)	4,150	4,181
6.250%, 5–15–24 (C)	1,484	1,480
Sirius XM Radio, Inc.:
5.875%, 10–1–20 (C)	4,172	4,224
4.625%, 5–15–23 (C)	3,438	3,197
6.000%, 7–15–24 (C)	18,000	18,271
VTR Finance B.V., 6.875%, 1–15–24 (C)	18,863	19,524
Wave Holdco LLC and Wave Holdco Corp., 8.250%, 7–15–19 (C)(D)	1,533	1,571
WaveDivision Escrow LLC and WaveDivision Escrow Corp., 8.125%, 9–1–20 (C)	3,178	3,436

		99,729

Casinos & Gaming – 1.0%
Gateway Casinos & Entertainment Ltd., 8.500%, 11–26–20 (C)(E)	CAD 3,503	3,196
MCE Finance Ltd., 5.000%, 2–15–21 (C)	$9,740	9,350
Wynn Macau Ltd., 5.250%, 10–15–21 (C)	11,861	11,446

		23,992

Coal & Consumable Fuels – 0.6%
Foresight Energy LLC and Foresight Energy Finance Corp., 7.875%, 8–15–21 (C)	8,845	9,309
Westmoreland Escrow Corp., 10.750%, 2–1–18	4,535	4,762

		14,071

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Communications Equipment – 1.0%
Eagle Midco, Inc., 9.000%, 6–15–18 (C)(D)	$21,129	$21,578

Construction Materials – 0.5%
Hillman Group, Inc. (The), 6.375%, 7–15–22 (C)	11,663	11,284

Consumer Finance – 1.2%
Creditcorp, 12.000%, 7–15–18 (C)	11,476	12,050
General Motors Financial Co., Inc., 4.250%, 5–15–23	1,571	1,577
Speedy Cash Intermediate Holdings Corp., 10.750%, 5–15–18 (C)	11,326	11,439
Speedy Group Holdings Corp., 12.000%, 11–15–17 (C)	4,107	4,107

		29,173

Data Processing & Outsourced Services – 1.2%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (C)	17,115	17,629
5.375%, 8–1–22 (C)	9,582	9,295

		26,924

Distillers & Vintners – 0.4%
Constellation Brands, Inc.:
3.750%, 5–1–21	2,206	2,165
4.250%, 5–1–23	6,590	6,433

		8,598

Distributors – 0.7%
LKQ Corp., 4.750%, 5–15–23	6,512	6,300
Pinnacle Operating Corp., 9.000%, 11–15–20 (C)	9,909	10,578

		16,878

Diversified Banks – 0.4%
Bank of America Corp., 8.000%, 12–29–49	5,050	5,444
Barclays plc, 8.250%, 12–29–49	3,311	3,398

		8,842

Diversified Capital Markets – 0.9%
JLL /Delta Dutch Newco B.V., 7.500%, 2–1–22 (C)	3,277	3,310
Patriot Merger Corp., 9.000%, 7–15–21 (C)	17,030	18,179

		21,489

Diversified Metals & Mining – 1.9%
American Gilsonite Holding Co., 11.500%, 9–1–17 (C)	8,864	9,573
Artsonig Pty Ltd., 11.500%, 4–1–19 (C)(D)	5,720	5,777
Compass Minerals International, Inc., 4.875%, 7–15–24 (C)	7,109	6,789
Crystal Merger Sub, Inc., 7.625%, 10–15–21 (C)	1,720	1,797

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Metals & Mining (Continued)
FMG Resources Pty Ltd.:
8.250%, 11–1–19 (C)	$5,750	$5,944
6.875%, 4–1–22 (C)	17,659	17,968

		47,848

Diversified Support Services – 0.8%
Algeco Scotsman Global Finance plc:
8.500%, 10–15–18 (C)	4,789	4,909
10.750%, 10–15–19 (C)	5,049	4,847
Nexeo Solutions LLC, 8.375%, 3–1–18	8,827	8,738

		18,494

Education Services – 1.6%
Laureate Education, Inc., 9.250%, 9–1–19 (C)	38,589	38,782

Electric Utilities – 0.3%
Alliant Holdings, 7.875%, 12–15–20 (C)	6,654	6,887

Electrical Components & Equipment – 0.3%
WESCO Distribution, Inc., 5.375%, 12–15–21	8,099	8,038

Electronic Manufacturing Services – 0.7%
KEMET Corp., 10.500%, 5–1–18	16,257	17,050

Food Distributors – 1.0%
Diamond Foods, Inc., 7.000%, 3–15–19 (C)	3,329	3,329
Simmons Foods, Inc., 7.875%, 10–1–21 (C)	15,576	15,420
Sun Merger Sub, Inc., 5.875%, 8–1–21 (C)	3,267	3,308

		22,057

Health Care Equipment – 0.3%
DJO Finance LLC and DJO Finance Corp., 9.750%, 10–15–17	2,580	2,619
Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC, 5.750%, 8–1–22 (C)	3,574	3,609

		6,228

Health Care Facilities – 3.7%
AmSurg Corp., 5.625%, 11–30–20	2,474	2,499
AmSurg Escrow Corp., 5.625%, 7–15–22 (C)	3,836	3,798
Capsugel S.A., 7.000%, 5–15–19 (C)(D)	5,119	5,106
Catamaran Corp., 4.750%, 3–15–21	3,097	2,979
ConvaTec Finance International S.A., 8.250%, 1–15–19 (C)(D)	7,836	7,973
DaVita HealthCare Partners, Inc., 5.125%, 7–15–24	4,592	4,512

2014	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands) SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
FWCT–2 Escrow Corp., 6.875%, 2–1–22 (C)	$5,559	$5,795
HCA, Inc. (GTD by HCA Holdings, Inc.), 5.000%, 3–15–24	3,862	3,799
MPH Acquisition Holdings LLC, 6.625%, 4–1–22 (C)	9,069	9,160
Tenet Healthcare Corp.:
5.000%, 3–1–19 (C)	766	756
6.750%, 2–1–20	6,592	6,872
6.000%, 10–1–20	7,009	7,412
8.125%, 4–1–22	17,022	18,683
6.875%, 11–15–31	7,361	7,103

		86,447

Health Care Services – 0.7%
Truven Health Analytics, 10.625%, 6–1–20	16,220	17,112

Health Care Supplies – 0.5%
Ortho–Clinical Diagnostics, 6.625%, 5–15–22 (C)	13,711	12,494

Home Furnishings – 0.5%
Empire Today LLC and Empire Today Finance Corp., 11.375%, 2–1–17 (C)	11,106	11,106

Hotels, Resorts & Cruise Lines – 0.2%
Ryman Hospitality Properties, Inc., 5.000%, 4–15–21	5,952	5,803

Industrial Machinery – 0.1%
Dynacast International LLC and Dynacast Finance, Inc., 9.250%, 7–15–19	3,303	3,534

Integrated Telecommunication Services – 1.0%
BCP (Singapore) VI Cayman Financing Co. Ltd., 8.000%, 4–15–21 (C)	1,920	1,968
Frontier Communications Corp.:
6.250%, 9–15–21	4,201	4,172
7.125%, 1–15–23	3,547	3,618
6.875%, 1–15–25	3,361	3,319
Level 3 Escrow II, Inc., 5.375%, 8–15–22 (C)	10,069	9,918
Windstream Corp., 7.500%, 6–1–22	1,672	1,760

		24,755

Internet Software & Services – 0.5%
IAC/InterActiveCorp., 4.750%, 12–15–22	2,415	2,318
J2 Global, Inc., 8.000%, 8–1–20	7,183	7,758
VeriSign, Inc., 4.625%, 5–1–23	2,835	2,736

		12,812

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 0.5%
GFI Group, Inc., 9.625%, 7–19–18 (F)	$9,873	$11,700

IT Consulting & Other Services – 0.8%
iGATE Corp., 4.750%, 4–15–19 (C)	8,640	8,381
NCR Escrow Corp.:
5.875%, 12–15–21	5,755	5,884
6.375%, 12–15–23	5,429	5,687

		19,952

Leisure Facilities – 0.6%
Palace Entertainment Holdings LLC, 8.875%, 4–15–17 (C)	7,148	7,398
Regal Entertainment Group, 5.750%, 2–1–25	7,124	7,035

		14,433

Metal & Glass Containers – 1.7%
Ardagh Finance Holdings, 8.625%, 6–15–19 (C)(D)	4,237	4,258
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc., 6.000%, 6–30–21 (C)	2,408	2,312
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC, 7.125%, 5–1–18 (C)	10,778	11,209
Consolidated Container Co. LLC and Consolidated Container Capital, Inc., 10.125%, 7–15–20 (C)	12,517	11,766
Signode Industrial Group, 6.375%, 5–1–22 (C)	9,959	9,561

		39,106

Movies & Entertainment – 0.3%
AMC Entertainment, Inc., 5.875%, 2–15–22	2,449	2,467
WMG Acquisition Corp.:
5.625%, 4–15–22 (C)	769	769
6.750%, 4–15–22 (C)	3,487	3,339

		6,575

Oil & Gas Drilling – 0.2%
KCA DEUTAG UK Finance plc, 7.250%, 5–15–21 (C)	5,266	5,003

Oil & Gas Equipment & Services – 0.5%
Brand Energy & Infrastructure Services, 8.500%, 12–1–21 (C)	9,076	9,122
RSP Permian, Inc., 6.625%, 10–1–22 (C)	1,356	1,364
Seventy Seven Energy, Inc., 6.500%, 7–15–22 (C)	1,839	1,807

		12,293

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 0.8%
Athlon Holdings L.P. and Athlon Finance Corp., 6.000%, 5–1–22 (C)	$2,664	$2,857
Chesapeake Energy Corp.:
4.875%, 4–15–22	5,385	5,412
5.750%, 3–15–23	5,494	5,853
Sabine Pass Liquefaction LLC:
5.625%, 2–1–21	4,106	4,219
5.625%, 4–15–23	1,339	1,352

		19,693

Oil & Gas Refining & Marketing – 2.2%
Offshore Drilling Holding S.A., 8.375%, 9–20–20 (C)	18,430	19,512
Offshore Group Investment Ltd.:
7.500%, 11–1–19	11,750	10,898
7.125%, 4–1–23	4,652	4,100
Samson Investment Co., 9.750%, 2–15–20 (F)	8,675	7,873
Shelf Drilling Holdings Ltd., 8.625%, 11–1–18 (C)	8,917	9,363

		51,746

Oil & Gas Storage & Transportation – 0.3%
Energy XXI Gulf Coast, Inc.:
7.750%, 6–15–19	506	503
6.875%, 3–15–24 (C)	3,370	3,168
Williams Co., Inc. (The), 4.550%, 6–24–24	2,793	2,764

		6,435

Other Diversified Financial Services – 3.3%
AAF Holdings LLC and AAF Finance Co., 12.000%, 7–1–19 (C)(D)	4,597	4,597
Abengoa Finance SAU, 7.750%, 2–1–20 (C)	11,431	12,288
Greektown Holdings LLC and Greektown Mothership Corp., 8.875%, 3–15–19 (C)	9,429	9,382
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.000%, 8–1–20	6,312	6,486
5.875%, 2–1–22	4,079	4,069
Michaels FinCo Holdings LLC, 7.500%, 8–1–18 (C)(D)	10,000	10,175
New Cotai LLC and New Cotai Capital Corp., 10.625%, 5–1–19 (C)(D)	25,738	29,470

		76,467

Packaged Foods & Meats – 0.8%
Bumble Bee Foods LLC, 9.625%, 3–15–18 (C)(D)	6,825	7,081
JBS USA LLC and JBS USA Finance, Inc., 5.875%, 7–15–24 (C)	12,962	12,476

		19,557

42	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2014

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Paper Packaging – 0.5%
Beverage Packaging Holdings II Issuer, Inc. and Beverage Packaging Holdings (Luxembourg) II S.A., 6.000%, 6–15–17 (C)	$2,598	$2,559
Exopack Holdings S.A., 7.875%, 11–1–19 (C)	2,080	2,174
Reynolds Group Holdings Ltd.:
9.875%, 8–15–19	4,193	4,512
8.250%, 2–15–21	1,632	1,726

		10,971

Personal Products – 0.0%
Elizabeth Arden, Inc., 7.375%, 3–15–21	1,290	1,145

Pharmaceuticals – 0.4%
Grifols Worldwide Operations Ltd., 5.250%, 4–1–22 (C)	1,610	1,590
Salix Pharmaceuticals Ltd., 6.000%, 1–15–21 (C)	6,958	7,532

		9,122

Precious Metals & Minerals – 0.4%
Prince Mineral Holding Corp., 11.500%, 12–15–19 (C)(F)	8,039	9,004

Property & Casualty Insurance – 0.7%
Onex USI Acquisition Corp., 7.750%, 1–15–21 (C)	16,892	16,808

Publishing – 0.0%
Gannett Co., Inc., 5.500%, 9–15–24 (C)	834	821

Railroads – 0.5%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC:
6.750%, 5–1–19 (C)	7,414	7,581
9.750%, 5–1–20 (C)	3,080	3,126

		10,707

Real Estate Development – 0.2%
Hub Holdings LLC and Hub Holdings Finance, Inc., 8.125%, 7–15–19 (C)(D)	4,603	4,499

Real Estate Services – 0.4%
Stearns Holdings, Inc., 9.375%, 8–15–20 (C)	9,611	9,851

Semiconductor Equipment – 0.0%
Photronics, Inc., Convertible, 3.250%, 4–1–16	975	1,027

Semiconductors – 0.8%
Canadian Solar, Inc., Convertible, 4.250%, 2–15–19 (C)	327	364

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
Micron Technology, Inc.:
5.875%, 2–15–22 (C)	$8,198	$8,526
5.500%, 2–1–25 (C)	9,607	9,415

		18,305

Specialized Consumer Services – 3.2%
AA Bond Co. Ltd., 9.500%, 7–31–19 (C)(E)	GBP 7,200	12,810
B-Corp Merger Sub, Inc., 8.250%, 6–1–19	$18,431	18,155
Carlson Travel Holdings, 7.500%, 8–15–19 (C)(D)	3,836	3,874
Carlson Wagonlit B.V.:
6.875%, 6–15–19 (C)	5,655	5,924
7.500%, 6–15–19 (C)(E)	EUR 3,660	4,923
Emdeon, Inc., 11.000%, 12–31–19	$3,071	3,416
Lansing Trade Group, 9.250%, 2–15–19 (C)	5,245	5,206
Nielsen Finance, 5.500%, 10–1–21 (C)	7,936	7,976
Nielsen Finance LLC and Nielsen Finance Co., 5.000%, 4–15–22 (C)	13,077	12,881

		75,165

Specialized Finance – 1.5%
Consolidated Communications Finance Co., 10.875%, 6–1–20	3,790	4,359
Consolidated Communications Finance II Co., 6.500%, 10–1–22 (C)	4,207	4,186
Flexi–Van Leasing, Inc., 7.875%, 8–15–18 (C)	6,703	6,988
TMX Finance LLC and TitleMax Finance Corp., 8.500%, 9–15–18 (C)	20,876	20,771

		36,304

Specialized REITs – 1.2%
Aircastle Ltd., 5.125%, 3–15–21	8,264	8,161
CNL Lifestyles Properties, Inc., 7.250%, 4–15–19	18,502	19,011

		27,172

Specialty Stores – 2.2%
Academy Ltd. and Academy Finance Corp., 9.250%, 8–1–19 (C)	1,876	1,984
Jo-Ann Stores Holdings, Inc., 9.750%, 10–15–19 (C)(D)	25,418	23,638
Jo-Ann Stores, Inc., 8.125%, 3–15–19 (C)	675	641
Michaels Stores, Inc., 5.875%, 12–15–20 (C)	1,225	1,219
New Academy Finance Co. LLC, 8.000%, 6–15–18 (C)(D)	8,185	8,165

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
PC Nextco Holdings LLC and PC Nextco Finance, Inc., 8.750%, 8–15–19 (D)	$5,560	$5,588
Spencer Spirit Holdings, Inc., 9.000%, 5–1–18 (C)(D)	9,673	9,770

		51,005

Technology Distributors – 0.4%
Sophia L.P. and Sophia Finance, Inc., 9.625%, 12–1–18 (C)(D)	9,038	9,128

Thrifts & Mortgage Finance – 0.5%
Provident Funding Associates L.P. and PFG Finance Corp., 6.750%, 6–15–21 (C)	12,395	12,271

Tobacco – 0.3%
Prestige Brands, Inc., 5.375%, 12–15–21 (C)	7,733	7,269

Trading Companies & Distributors – 1.1%
HD Supply, Inc.:
7.500%, 7–15–20	9,249	9,596
11.500%, 7–15–20	13,791	15,894

		25,490

Wireless Telecommunication Service – 2.9%
Crown Castle International Corp., 4.875%, 4–15–22	1,512	1,470
Digicel Group Ltd., 8.250%, 9–30–20 (C)	8,025	8,267
DigitalGlobe, Inc., 5.250%, 2–1–21 (C)	6,581	6,318
Sprint Corp.:
7.250%, 9–15–21 (C)	4,683	4,876
7.875%, 9–15–23 (C)	8,876	9,431
7.125%, 6–15–24 (C)	9,701	9,774
Telecom Italia S.p.A., 5.303%, 5–30–24 (C)	3,836	3,759
T-Mobile USA, Inc.:
6.464%, 4–28–19	3,650	3,791
6.542%, 4–28–20	3,426	3,512
6.633%, 4–28–21	5,488	5,625
6.125%, 1–15–22	2,333	2,345
6.731%, 4–28–22	685	700
6.000%, 3–1–23	3,090	3,090
6.836%, 4–28–23	685	704
6.500%, 1–15–24	1,781	1,803
6.375%, 3–1–25	2,521	2,515

		67,980

TOTAL CORPORATE DEBT SECURITIES – 69.2%		$1,632,242
(Cost: $1,627,361)

LOANS
Advertising – 0.1%
Advantage Sales & Marketing, Inc., 0.000%, 7–25–22 (F)(I)	3,358	3,304

2014	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2014

LOANS (Continued)	Principal	Value
Air Freight & Logistics – 0.1%
DAE Aviation Holdings, Inc., 7.750%, 7–29–19 (F)	$3,278	$3,298

Apparel Retail – 2.0%
Gymboree Corp. (The), 5.000%, 2–23–18 (F)	1,611	1,066
Hoffmaster Group, Inc., 10.000%, 5–6–21 (F)	6,145	6,084
Lands’ End, Inc., 4.250%, 3–14–21 (F)	4,456	4,394
Nine West Holdings, Inc., 6.250%, 1–8–20 (F)	9,656	8,955
Talbots, Inc. (The):
4.750%, 3–17–20 (F)	3,977	3,848
8.250%, 3–17–21 (F)	4,797	4,737
True Religion Apparel, Inc.:
5.875%, 7–29–19 (F)	7,299	6,697
5.875%, 7–30–19 (F)	7,806	7,162
11.000%, 1–30–20 (F)	4,764	4,478

		47,421

Application Software – 2.5%
Applied Systems, Inc., 7.500%, 1–15–22 (F)	7,317	7,286
Aptean Holdings, Inc.:
5.250%, 2–6–20 (F)	4,824	4,786
8.500%, 2–21–21 (F)	3,232	3,207
Misys plc and Magic Newco LLC, 12.000%, 6–12–19 (F)	40,494	45,690

		60,969

Asset Management & Custody Banks – 0.1%
World Endurance Holdings, Inc., 5.250%, 6–24–21 (F)	2,295	2,292

Auto Parts & Equipment – 0.2%
Direct ChassisLink, Inc., 8.250%, 11–7–19 (F)	5,261	5,222

Building Products – 0.8%
Continental Building Products LLC, 4.000%, 8–28–20 (F)	4,435	4,369
GYP Holdings III Corp.:
4.750%, 3–27–21 (F)	6,473	6,376
7.750%, 3–27–22 (F)	10,135	10,084

		20,829

Casinos & Gaming – 0.4%
Centaur Acquisition LLC, 8.750%, 2–20–20 (F)	2,504	2,532
Gateway Casinos & Entertainment Ltd.:
6.250%, 11–4–19 (E)(F)	CAD 8	7
5.605%, 11–26–19 (E)(F)	3,230	2,863
Scientific Games International, Inc., 0.000%, 9–17–21 (F)(I)	3,386	3,317

		8,719

Construction & Engineering – 0.3%
Tensar International Corp.:
5.750%, 7–9–21 (F)	3,839	3,815
9.500%, 7–9–22 (F)	3,077	3,071

		6,886

LOANS (Continued)	Principal	Value
Construction Materials – 0.4%
U.S. LBM Holdings LLC, 7.250%, 4–25–20 (F)	$9,076	$8,963

Data Processing & Outsourced Services – 0.5%
Sedgwick Claims Management Services, Inc., 6.750%, 1–27–22 (F)	11,035	10,766

Diversified Metals & Mining – 0.2%
EP Minerals LLC:
5.500%, 7–24–20 (F)	2,860	2,867
8.500%, 7–24–21 (F)	2,803	2,838

		5,705

Diversified Support Services – 0.5%
Omnitracs, Inc., 8.750%, 4–29–21 (F)	1,530	1,522
Sprint Industrial Holdings LLC:
7.000%, 5–14–19 (F)	6,954	6,938
11.250%, 5–14–19 (F)	2,636	2,649

		11,109

Environmental & Facilities Services – 0.1%
Brickman Group Ltd. (The), 7.500%, 12–11–21 (F)	1,676	1,655

Food Distributors – 0.3%
Performance Food Group, Inc.:
6.250%, 11–14–19 (F)	4,112	4,097
6.250%, 11–17–19 (F)	2,095	2,087

		6,184

Food Retail – 0.5%
Focus Brands, Inc., 10.250%, 8–21–18 (F)	13,764	13,833

General Merchandise Stores – 0.9%
BJ’s Wholesale Club, Inc., 8.500%, 3–31–20 (F)	8,347	8,386
Orchard Acquisition Co. LLC, 7.000%, 2–8–19 (F)	12,243	12,182

		20,568

Health Care Facilities – 0.8%
Surgery Center Holdings, Inc.:
9.750%, 4–11–20 (F)	3,610	3,610
0.000%, 7–24–20 (F)(I)	8,030	8,000
0.000%, 7–24–21 (F)(I)	8,030	7,889

		19,499

Health Care Services – 0.5%
Accellent, Inc. 7.500%, 2–21–22 (F)	4,465	4,303
Ikaria, Inc.:
5.000%, 2–4–21 (F)	3,441	3,432
8.750%, 2–4–22 (F)	4,918	4,961

		12,696

Health Care Supplies – 0.5%
Sage Products Holdings III LLC, 9.250%, 6–13–20 (F)	11,579	11,811

LOANS (Continued)	Principal	Value
Health Care Technology – 0.9%
Carestream Health, Inc., 9.500%, 12–7–19 (F)	$13,088	$13,121
Vitera Healthcare Solutions LLC:
6.000%, 11–4–20 (F)	4,273	4,251
9.250%, 11–4–21 (F)	2,583	2,557

		19,929

Hotels, Resorts & Cruise Lines – 0.1%
Four Seasons Hotels Ltd., 6.250%, 12–27–20 (F)	2,186	2,186

Housewares & Specialties – 0.6%
KIK Custom Products, Inc.:
5.500%, 5–17–19 (F)	8,163	8,148
9.500%, 11–17–19 (F)	6,786	6,797

		14,945

Independent Power Producers & Energy Traders – 0.3%
Alinta Energy Finance PTY Ltd.:
0.000%, 8–13–19 (F)(I)	356	359
6.375%, 8–13–19 (F)	7,373	7,430

		7,789

Industrial Conglomerates – 0.2%
Crosby Worldwide Ltd., 7.000%, 11–22–21 (F)	5,573	5,545

Industrial Machinery – 0.6%
Capital Safety North America Holdings, Inc.:
3.750%, 3–26–21 (F)	1,657	1,611
6.500%, 3–26–22 (F)	8,430	8,240
Husky Injection Moldings Systems Ltd., 7.250%, 6–10–22 (F)	1,538	1,500
NN, Inc., 6.000%, 7–18–21 (F)	2,093	2,094

		13,445

Internet Software & Services – 0.8%
TravelCLICK, Inc. & TCH-2 Holdings LLC:
5.500%, 5–8–21 (F)	7,917	7,837
8.750%, 11–8–21 (F)	7,920	7,683
W3 Co., 9.250%, 9–1–20 (F)	2,855	2,769

		18,289

Investment Banking & Brokerage – 0.2%
Bats Global Markets, Inc., 5.000%, 1–7–20 (F)	5,767	5,623

IT Consulting & Other Services – 1.2%
Active Network, Inc. (The):
5.500%, 11–15–20 (F)	5,166	5,121
9.500%, 11–15–21 (F)	10,383	10,402
Triple Point Group Holdings, Inc.:
5.250%, 7–13–20 (F)	7,214	6,529
9.250%, 7–13–21 (F)	6,094	5,241

		27,293

Life Sciences Tools & Services – 0.4%
Atrium Innovations, Inc., 7.750%, 7–29–21 (F)	8,740	8,522

44	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2014

LOANS (Continued)	Principal	Value
Metal & Glass Containers – 0.5%
Bway Holding Co., 5.500%, 8–8–20 (F)	$754	$753
Consolidated Container Co. LLC, 7.750%, 1–3–20 (F)	2,303	2,251
Evergreen Tank Solution, Inc., 9.500%, 9–28–18 (F)	9,624	9,594

		12,598

Movies & Entertainment – 1.4%
Formula One Holdings Ltd. and Delta Two S.a.r.l.:
4.750%, 7–15–21 (F)	11,540	11,382
0.000%, 7–29–22 (F)(I)	4,964	4,939
7.750%, 7–29–22 (F)	11,121	11,065
Metro-Goldwyn-Mayer, Inc., 5.125%, 6–4–20 (F)	1,153	1,155
Yonkers Racing Corp., 8.750%, 8–20–20 (F)	4,727	3,971

		32,512

Oil & Gas Drilling – 0.3%
KCA Deutag Alpha Ltd., 6.250%, 5–13–20 (F)	6,892	6,771

Oil & Gas Equipment & Services – 0.2%
Regent Purchaser Investment, Inc., 6.000%, 7–22–21 (F)	5,866	5,798

Oil & Gas Exploration & Production – 0.2%
Sabine Oil & Gas LLC, 8.750%, 12–31–18 (F)	3,609	3,604

Oil & Gas Refining & Marketing – 1.6%
Fieldwood Energy LLC, 8.375%, 9–30–20 (F)	14,120	14,138
Offshore Group Investment Ltd., 5.750%, 3–28–19 (F)	1,970	1,885
Samson Investment Co., 5.000%, 9–25–18 (F)	5,264	5,068
Shelf Drilling Midco Ltd., 10.000%, 10–8–18 (D)(F)	16,537	16,537

		37,628

Oil & Gas Storage & Transportation – 0.3%
Bowie Resources Holdings LLC:
6.750%, 8–12–20 (F)	3,755	3,745
11.750%, 2–16–21 (F)	3,901	3,950

		7,695

LOANS (Continued)	Principal	Value
Other Diversified Financial Services – 0.4%
WP Mustang Holdings LLC:
5.500%, 5–29–21 (F)	$3,254	$3,238
8.500%, 5–29–22 (F)	4,762	4,710

		7,948

Packaged Foods & Meats – 0.2%
Shearer’s Foods LLC, 7.750%, 6–19–22 (F)	3,838	3,795

Paper Packaging – 0.6%
FPC Holdings, Inc., 9.250%, 5–27–20 (F)	7,863	7,672
Ranpak (Rack Merger), 0.000%, 9–22–22 (F)(I)	2,520	2,507
Ranpak Corp., 8.500%, 4–10–20 (F)	2,836	2,860

		13,039

Pharmaceuticals – 0.2%
Patheon, Inc., 4.250%, 1–23–21 (F)	4,911	4,791

Research & Consulting Services – 0.5%
Larchmont Resources LLC, 8.250%, 8–7–19 (F)	11,322	11,463

Restaurants – 0.3%
TGI Friday’s, Inc.:
5.250%, 6–20–20 (F)	1,913	1,906
9.250%, 6–20–21 (F)	5,448	5,414

		7,320

Specialized Consumer Services – 0.2%
Wand Intermediate I L.P.:
4.750%, 9–2–21 (F)	1,574	1,567
8.250%, 9–2–22 (F)	2,539	2,533

		4,100

Specialty Chemicals – 0.2%
Chromaflo Technologies Corp., 8.250%, 6–2–20 (F)	4,572	4,561

TOTAL LOANS – 24.1%		$568,918
(Cost: $567,781)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 4.1%
Baxter International, Inc., 0.250%, 10–8–14 (G)	$5,000	$5,000
Bemis Co., Inc., 0.240%, 10–17–14 (G)	7,750	7,749
BorgWarner, Inc., 0.240%, 10–9–14 (G)	5,000	5,000
Campbell Soup Co., 0.270%, 10–9–14 (G)	3,000	3,000
Clorox Co. (The), 0.210%, 10–7–14 (G)	3,000	3,000
Danaher Corp., 0.090%, 10–9–14 (G)	10,000	9,999
Diageo Capital plc (GTD by Diageo plc), 0.250%, 10–3–14 (G)	5,000	5,000
DTE Energy Co. (GTD by Detroit Edison Co.), 0.240%, 10–17–14 (G)	5,000	4,999
Enbridge, Inc., 0.260%, 10–3–14 (G)	5,000	5,000
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.), 0.190%, 10–23–14 (G)	3,000	3,000
J.M. Smucker Co. (The):
0.260%, 10–15–14 (G)	5,000	4,999
0.260%, 10–28–14 (G)	10,000	9,998
Kellogg Co.:
0.170%, 10–14–14 (G)	3,000	3,000
0.170%, 10–15–14 (G)	4,000	4,000
Mondelez International, Inc., 0.230%, 10–20–14 (G)	12,000	11,998
NBCUniversal Enterprise, Inc., 0.220%, 10–3–14 (G)	7,000	7,000
Sonoco Products Co., 0.170%, 10–1–14 (G)	2,531	2,531

		95,273

Master Note – 0.0%
Toyota Motor Credit Corp., 0.102%, 10–7–14 (H)	903	903

TOTAL SHORT-TERM SECURITIES – 4.1%		$96,176
(Cost: $96,177)

TOTAL INVESTMENT SECURITIES – 98.5%		$2,325,859
(Cost: $2,314,866)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.5%		35,528

NET ASSETS – 100.0%		$2,361,387

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the total value of these securities amounted to $1,128,898 or 47.8% of net assets.

2014	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2014

(D)	Payment-in-kind bonds.

(E)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD—Canadian Dollar, EUR—Euro and GBP—British Pound).

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(G)	Rate shown is the yield to maturity at September 30, 2014.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

(I)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

The following forward foreign currency contracts were outstanding at September 30, 2014:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Morgan Stanley International	6,450	10–10–14	$369	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$19,444	$—	$137
Preferred Stocks	6,163	2,065	—
Warrants	—	714	—
Corporate Debt Securities	—	1,590,258	41,984
Loans	—	390,464	178,454
Short-Term Securities	—	96,176	—
Total	$25,607	$2,079,677	$220,575
Forward Foreign Currency Contracts	$—	$369	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities	Loans

Beginning Balance 10–1–13	$121	$51,283	$104,639
Net realized gain (loss)	—	—	306
Net change in unrealized appreciation (depreciation)	16	2,736	(3,411)
Purchases	—	7,589	109,426
Sales	—	—	(45,958)
Amortization/Accretion of premium/discount	—	—	231
Transfers into Level 3 during the period	—	13,057	52,295
Transfers out of Level 3 during the period	—	(32,681)	(39,074)
Ending Balance 9–30–14	$137	$41,984	$178,454
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–14	$16	$2,736	$(2,253)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the period ended September 30, 2014, securities totaling $2,096 were transferred from Level 1 to Level 2 due to the lack of observable market data due to decreased market activity or information for these securities.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–14	Valuation Technique(s)	Unobservable Input(s)
Assets
Common Stocks	$137	Broker	Broker quote
Corporate Debt Securities	41,984	Third-party valuation service	Broker quotes
Loans	178,454	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Municipal Bond Fund	(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Waddell & Reed Advisors Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2014. He has managed the Fund since 2000 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2014
Municipal Bond Fund (Class A shares at net asset value)	7.56%
Municipal Bond Fund (Class A shares including sales charges)	3.05%
Benchmark(s) and/or Lipper Category
S&P Municipal Bond Index	8.29%
(generally reflects the performance of securities representing the municipal bond market)
Lipper General & Insured Municipal Debt Funds Universe Average	8.85%
(generally reflects the performance of the universe of funds with similar investment objectives)

We entered the fiscal year with the municipal bond market reeling from the credit uncertainty brought about by Detroit’s bankruptcy filing and the dire fiscal situation in Puerto Rico, which put heavy pressure on all credits of Puerto Rico. In late 2013, the Federal Reserve (Fed) announced its anticipated tapering timetable, which set off another wave of selling in the Treasury and municipal bond markets, once again triggering renewed redemptions in the municipal fund space. The selling intensified into year-end and was exacerbated by additional tax-loss selling in the municipal space. Municipal bond fund redemptions for Q4 2013 were approximately $22 billion.

First quarter 2014 brought disappointing economic data, slowing Chinese and Japanese economies, and geopolitical tensions in Russia/Crimea and the Middle East, which resulted in a stabilization of fund flows and positive bond market momentum to start the year. Most U.S. economic data points reported in Q2 and Q3 2014 suggested that the U.S. economy continued to recover, with the exception of the housing sector where the data was inconsistent. However, the economic bright spots in the U.S. economy continued to be overwhelmed by continued geopolitical issues, much of Europe either near or already in recession, the Ebola scare, and continued hand wringing over potential global economic drag from weaker Chinese and Japanese economies.

Admittedly, the magnitude and momentum of the U.S. economic situation has recently been clouded by a spate of weaker data released near the end of Q3 2014. All eyes continue to be on Fed Chair Janet Yellen, who will conclude tapering operations at the Fed’s October meeting, with expectations of the first interest rate hike taking place in 2015. The market appears to believe that the economic recovery is so fragile that any move away from the five-year zero-interest-rate-policy will tip the U.S. economy back into recession.

Fiscal year 2014 can be characterized as a period when geopolitical strife and weak economic situations outside the U.S. overwhelmed any U.S. economic bright spots. Furthermore, there appears to be very little faith in the sustainability in the U.S. economic recovery. As a result, interest rates declined precipitously across the entire yield curve throughout much of 2014. Fund flows also turned positive, to the tune of approximately $13 billion thru Q3 2014, as investors regained confidence in the creditworthiness of municipal issuers. Increased federal tax rates, and new Affordable Care Act taxes, also enhanced the attractiveness of municipal bonds relative to other fixed income alternatives. With new issue supply of municipal bonds down approximately 11% year to date, and entering the year priced relatively cheap to other investment grade fixed income products, it was a recipe for a very big year in the municipal bond market.

Positioning

The Fund began the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the 30-year bull market in bonds. Fund sensitivity to interest rates (Option Adjusted Duration) was approximately 91% of the benchmark entering the fiscal year. This was achieved by holding a larger than normal cash position as well as approximately 9% exposure to municipal floating rate notes and municipal auction rate notes. The cash cushion proved to be a very valuable resource when Fund redemptions materialized, as we were not forced to sell into a less liquid market. The shorter duration structure was a critical component in protecting shareholder assets when the market was under redemption pressure in late 2013. However, the shorter duration strategy has been a drag on performance thus far in 2014, as the market has rallied aggressively. Portfolio turnover remained very low as we felt that the Fund was structured appropriately entering the fiscal year.

Overall performance was negatively impacted by the Fund’s defensive structure as well as its larger-than-normal cash position. The cash position was intended to provide the Fund with a cushion against expected continued redemptions as we entered 2014. It also was to be a tactical position to redeploy into anticipated higher yielding investments as the year progressed. Neither of these events materialized, and the market continued to grind higher as the year unfolded.

Fund performance was also negatively impacted by a slight overweighting versus our benchmark in a diversified portfolio of Puerto Rico credits, all of which were dragged down by persistent negative headlines on the fiscal condition of Puerto Rico and restructuring speculation.

We exercised discipline by not chasing the heavily outperforming high yield sector. We will not compromise our investment principles and are not willing to take excessive credit and duration risks in an effort to produce outsized returns that historically have been unsustainable and which could subject investors to increased risk to the inevitable downside and a higher level of net asset value (NAV) volatility. Preservation of capital is an important consideration in our management efforts.

2014	ANNUAL REPORT	47

MANAGEMENT DISCUSSION

Municipal Bond Fund (UNAUDITED)

Looking ahead

We enter fiscal 2015 facing many of the same challenges that we faced entering fiscal 2014, including headline risk and interest rate risk. Due to midterm elections, we are possibly looking at a reduced level of political/tax risk in the near term. While the situation on Capitol Hill is admittedly extremely dysfunctional, the dysfunctionality has calmed down to some extent and, as a result, we enter fiscal 2015 with a smaller fiscal drag headwind.

These are very trying and volatile times for investors. The Fed is completing its tapering operations, and is expected to begin increasing interest rates in 2015. The U.S. economy appears to be recovering in most sectors, but recently reported softer economic data points have clouded the picture. Geopolitical tensions are elevated in the Russia/Ukraine region and the Middle East. The Chinese and Japanese economies have been slowing, and most European economies are either in or near recession. Despite these negative factors, we remain cautiously optimistic that the U.S. economy will continue to grow modestly and that situations outside of U.S. borders will not be powerful enough to derail the recovery. We are also very encouraged by the U.S. progress toward energy independence, the potential economic boost from a continued manufacturing renaissance and a steadily improving labor market.

We could be entering a challenging period for fixed income investors and believe total return expectations should probably be tempered to some degree. It is difficult to fathom the outsize total returns of the last few years continuing into the future, especially given that interest rates are still extremely low by all historical measures. In this low-yield environment, the Fund’s yield cushion does not provide much protection from capital losses when measuring total return. However, when rates begin to rise, more attractive reinvestment opportunities will be available which may help boost portfolio income. The Fund’s cash position and laddered exposure inside of five-year maturities also should provide reinvestment opportunities at expected higher prevailing future rates.

We fully expect market volatility to remain elevated as a result of the risk-on/risk-off trades playing out in the treasury market. We continue to be very cognizant that the pendulum may at some point swing back to renewed individual investor interest and confidence in the equity market which would potentially result in less interest in the investment grade municipal bond space.

While we believe that the 30-plus-year bull market in bonds is nearing the end, or has already ended, we do not believe that a bear market is necessarily imminent in the short run. Bond yields could stay in a low, narrow range into 2015, or even longer. A continuation of severely reduced municipal bond new issue volume could apply additional downward pressure to rates in the short run. We will remain proactive and vigilant in assessing any risk to the Fund’s portfolio from a change in inflation expectations, as monetary policy continues to be extraordinarily accommodative. Inflation is not on the immediate horizon, and recent dialogue from the Fed suggests that they view deflation as a bigger risk. The risk is that after an unprecedented period of monetary easing, they will be wrong.

We fully anticipate an elevated level of headline risk in our market. This is the new normal. However, despite all of the naysayers, the municipal bond market is — and, in our opinion, will remain — a very strong market from a credit perspective. Since the 2008 financial crisis, there has been an average of 5.0 municipal defaults per year, up from an average of 1.3 defaults annually from 1970 to 2007, according to Moody’s. The average 10-year cumulative default rate still remains low at 0.13% compared with 11.73% for corporate borrowers. Municipal bond defaults continue to be heavily concentrated in the high yield category.

Given these crosscurrents, the high level of uncertainty on all fronts, and our aforementioned viewpoint on the eventual direction of interest rates, we expect to keep the interest rate sensitivity of the Fund lower/neutral to the benchmark. As a result of the violent decline in rates, and rebalancing, the benchmark duration is approximately 20% shorter than it was one year ago. The Fund structure is somewhat bar-belled with a heavier concentration on the long-end of the yield curve. It has an overweight cash position to give the Fund the flexibility to take advantage of what we hope to be more attractive investment opportunities in the future.

The Fund will continue to hold overweight positions in low A to BBB investment grade credits. While the municipal yield curve has flattened aggressively over the last fiscal year, the curve is still quite steep by all historical measures. Going forward, we expect to keep the credit quality of the Fund on the higher end of the investment grade range, while actively seeking relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy as well as monitoring cross-market technical factors. We will occasionally attempt to exploit trading opportunities in the high-yield space, without compromising our style discipline. The objective of the Fund remains the same: to seek to provide the level of income consistent with preservation of capital and that is not subject to federal income taxes. To achieve that objective, we plan to continue investing primarily in short-, intermediate- and longer-term investment grade municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Municipal Bond Fund.

48	ANNUAL REPORT	2014

PORTFOLIO HIGHLIGHTS

Municipal Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Bonds	86.0%
Municipal Bonds	86.0%
Cash and Cash Equivalents	14.0%

Lipper Rankings

Category: Lipper General & Insured Municipal Debt Funds	Rank	Percentile
1 Year	202/263	77
3 Year	166/235	71
5 Year	105/209	50
10 Year	46/160	29

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	78.4%
AAA	4.0%
AA	29.3%
A	29.0%
BBB	16.1%
Non-Investment Grade	7.6%
BB	2.1%
CCC	0.8%
Non-rated	4.7%
Cash and Cash Equivalents	14.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

2014	ANNUAL REPORT	49

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Municipal Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C
1-year period ended 9-30-14	3.05%	2.36%	6.63%
5-year period ended 9-30-14	3.75%	3.42%	3.75%
10-year period ended 9-30-14	4.06%	3.71%	3.57%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase).

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

50	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS	Principal	Value
Alabama – 0.6%
The Indl Dev Board of Selma, AL, Gulf Opp Zone Bonds, Ser 2009A, 6.250%, 11–1–33	$2,000	$2,264
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008, 6.750%, 7–1–33	2,500	2,895

		5,159

Alaska – 0.2%
AK Intl Arpt, Sys Rev and Rfdg Bonds, Ser 2010A, 5.000%, 10–1–21	1,735	1,988

Arizona – 1.2%
AZ Cert of Part, Ser 2010A (Insured by AGM), 5.250%, 10–1–26	2,000	2,245
Coconino Cnty, AZ Pollutn Ctl Corp., Pollutn Ctl Rfdg Rev Bonds (NV Power Co. Proj), Ser 2006A, (Auction Rate Sec) (Insured by FGIC), 0.429%, 9–1–32 (A)	3,000	2,876
Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison LLC Expansion Proj), Ser 2008, 8.000%, 5–1–25	2,500	2,882
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008, 6.625%, 7–15–25	2,000	2,368

		10,371

California – 14.2%
ABAG Fin Auth for Nonprofit Corp., Rev Bonds (Sharp Hlth Care), Ser 2009B, 6.250%, 8–1–39	1,000	1,166
Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2009E, 6.000%, 5–1–39	3,000	3,582
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 D-1 Index Rate Bonds, 0.953%, 4–1–45 (A)	4,000	4,048
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G-1, 1.140%, 4–1–45 (A)	8,500	8,558

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA (School Facilities) GO Bonds, 5.000%, 11–1–30	$3,000	$3,488
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P. - Total Road Impvt Prog), Ser 2012B, 5.250%, 6–1–42	1,900	2,086
CA Dept of Water Res, Cent Vly Proj, Water Sys Rev Bonds, Ser X (Insured by FGIC), 5.500%, 12–1–16	10	11
CA Hlth Fac Fin Auth, Rev Bonds (Adventist Hlth Sys/West), Ser 2009A, 5.750%, 9–1–39	3,000	3,492
CA Hlth Fac Fin Auth, Rev Bonds (Children’s Hosp of Orange Cnty), Ser 2009A, 6.500%, 11–1–38	2,000	2,424
CA Muni Fin Auth, Cmnty Hosp of Cent CA Oblig Group Cert of Part, 5.500%, 2–1–39	4,000	4,269
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A, 8.500%, 10–1–29	1,000	1,148
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj) Ser 2002B, 5.250%, 6–1–23	2,085	2,276
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rfdg Rev Bonds (Waste Mgmt, Inc. Proj), Ser 2002A, 5.000%, 1–1–22	1,500	1,591
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A, 5.000%, 10–1–33	1,000	1,053
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	1,745	1,790
6.350%, 7–1–46	970	1,004
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase I Rfdg-CHF-Irvine LLC), Ser 2011, 5.000%, 5–15–21	170	196
CA Various Purp GO Bonds:
6.000%, 2–1–15	3,000	3,060
5.250%, 9–1–26	3,500	4,180
5.500%, 4–1–28	5	5
5.250%, 10–1–29	2,500	2,887
5.750%, 4–1–31	5,000	5,983
6.000%, 3–1–33	1,000	1,207
5.000%, 4–1–37	5,000	5,636
6.000%, 11–1–39	4,500	5,470

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Various Purp GO Rfdg Bonds, 5.000%, 2–1–33	$8,000	$9,093
Carson Redev Agy Redev Proj Area No. 1, Tax Alloc Bonds, Ser 2009A, 7.000%, 10–1–36	750	895
Cmnty Redev Agy of Santa Ana, Merged Proj Area Bonds, Ser 2011A, 6.250%, 9–1–24	2,000	2,452
Cnty of Sacramento, 2010 Rfdg Cert of Part, Sacramento Cnty Pub Fac Fin Corp, 5.750%, 2–1–30	2,000	2,213
Contra Costa Trans Auth, Sales Tax Rev Bonds (Ltd. Tax Bonds), Ltd. Tax Rfdg Bonds, Ser 2012A, 0.474%, 3–1–34 (A)	2,000	2,004
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset–Bkd Bonds, Ser 2013A, 5.000%, 6–1–29	1,500	1,689
Palomar Pomerado Hlth, GO Bonds, Election of 2004, Ser 2009A:
0.000%, 8–1–31 (B)	3,315	1,609
0.000%, 8–1–32 (B)	5,000	2,289
0.000%, 8–1–33 (B)	5,000	2,154
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part, 6.750%, 11–1–39	2,750	2,968
Pub Fac Fin Auth of San Diego, Sr Sewer Rev Bonds, Ser 2009A, 5.250%, 5–15–34	3,000	3,461
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E, 6.500%, 10–1–40	1,500	1,766
Redev Agy of San Diego, Naval Training Ctr Redev Proj, Tax Alloc Bonds, Ser 2010A, 5.750%, 9–1–40	1,000	1,089
Sacramento Area Flood Ctl Agy, Consolidated Cap Assmt Dist Bonds, Ser 2008 (Insured by BHAC), 5.500%, 10–1–28	500	568
San Jose Merged Area Redev Proj, Hsng Set-Aside Tax Alloc Bonds, Ser 2010A-1, 5.500%, 8–1–35	1,000	1,112
San Jose, CA Arpt Rev Bonds, Ser 2011A-1, 5.250%, 3–1–21	3,185	3,762

2014	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B, 6.000%, 7–1–27	$1,000	$1,184
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009I, 6.375%, 11–1–34	500	617
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009G–1, 5.750%, 10–1–30	1,000	1,192
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AI, 5.000%, 5–15–34	3,500	4,024
The Regents of the Univ of CA, Hosp Rev Bonds (UCLA Med Ctr), Ser 2004B (Insured by AMBAC), 5.500%, 5–15–20	1,500	1,504
Tuolumne Wind Proj Auth, Rev Bonds (Tuolumne Co Proj), Ser 2009A, 5.875%, 1–1–29	1,000	1,190
Vernon Elec Sys Rev Bonds, Ser 2012A, 5.500%, 8–1–41	2,185	2,420

		121,865

Colorado – 2.5%
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010, 5.000%, 12–1–23	2,065	2,352
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A:
6.750%, 12–1–23	1,500	1,666
7.400%, 12–1–38	1,000	1,126
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010, 6.125%, 5–1–40	2,975	3,163
CO Higher Edu Cap Constr, Lease Purchase Fin Prog, Cert of Part, Ser 2008, 5.500%, 11–1–27	1,000	1,153
CO Hsng and Fin Auth, Sngl Fam Mtg Class I Bonds, Ser 2009A (Insured by FHA/VA), 5.500%, 11–1–29	715	741

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Denver Hlth and Hosp Auth, Hlthcare Recovery Zone, Fac Rev Bonds, Ser 2010, 5.625%, 12–1–40	$3,250	$3,540
Joint Sch Dist No. 28J, Adams and Arapahoe Cnty, CO, GO Bonds, Ser 2008, 6.000%, 12–1–28	2,500	3,018
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010, 6.500%, 1–15–30	4,250	4,935

		21,694

Connecticut – 0.3%
Cap City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D, 5.750%, 6–15–34	2,500	2,844

District Of Columbia – 1.2%
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009, 6.375%, 10–1–39	2,250	2,609
Metro WA Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C, 0.000%, 10–1–41 (B)	6,500	7,417

		10,026

Florida – 5.9%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009, 6.750%, 11–1–39	2,500	2,746
Citizens Ppty Ins Corp., Coastal Account Sr Secured Bonds, Ser 2011A-1, 5.000%, 6–1–20	1,000	1,166
Citizens Ppty Ins Corp., Sr Secured Bonds, Ser 2012A-1, 1.290%, 6–1–15 (A)	4,500	4,526
Citizens Ppty Ins Corp., Sr Secured Rev Bonds, Ser 2010A-1, 5.250%, 6–1–17	3,600	4,027
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A, 5.625%, 8–15–29	3,600	4,231
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A, 5.500%, 10–1–36	2,500	2,872

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010A, 5.500%, 10–1–41	$2,885	$3,314
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B, 5.000%, 10–1–23	1,500	1,720
Miami-Dade Cnty, FL, GO Bonds (Bldg Better Cmnty Prog), Ser 2008B, 6.250%, 7–1–26	2,500	2,929
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM), 5.250%, 10–1–22	5,000	6,074
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C (Insured by BHAC), 6.000%, 10–1–23	2,500	2,936
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A, 7.250%, 10–1–34	3,000	3,669
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A, 6.500%, 7–1–35	2,500	2,917
South Lake Cnty Hosp Dist, Rev Bonds (South Lake Hosp, Inc.), Ser 2009A, 6.250%, 4–1–39	1,000	1,122
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A, 5.875%, 8–1–40	3,500	3,795
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj), Ser 2011, 5.250%, 10–15–22	2,250	2,621

		50,665

Georgia – 1.9%
Atlanta Arpt, Gen Rev Rfdg Bonds, Ser 2010C, 5.750%, 1–1–23	2,000	2,459
Atlanta Dev Auth Edu Fac, Rev Bonds (Panther Place LLC Proj), Ser 2009A, 5.000%, 7–1–37	3,500	3,747
Atlanta, GA, Water and Wastewater Rev Bonds, Ser 2009B, 5.375%, 11–1–39	3,000	3,443
DeKalb Cnty, GA, Hosp Auth, Rev Anticipation Cert (DeKalb Med Ctr, Inc. Proj), Ser 2010, 6.125%, 9–1–40	1,500	1,634

52	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Georgia (Continued)
Dev Auth of Burke Cnty (GA), Pollutn Ctl Rev Bonds (Oglethorpe Power Corp. Vogtle Proj), Ser 2003A, 0.274%, 1–1–24 (A)	$1,000	$946
Griffin, GA Combined Pub Util Rev Rfdg Bonds, Ser 2012 (Insured by AGM):
3.000%, 1–1–16	1,050	1,082
3.000%, 1–1–17	500	525
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D, 6.000%, 1–1–23	2,100	2,466

		16,302

Idaho – 0.5%
Boise City, ID, Arpt Rev Rfdg Bonds (Air Terminal Fac Proj), Ser 2011:
5.750%, 9–1–19	750	897
5.750%, 9–1–20	1,000	1,210
ID Hlth Fac Auth, Rev Bonds (St. Luke’s Hlth Sys Proj), Ser 2008A, 6.750%, 11–1–37	2,000	2,278

		4,385

Illinois – 3.9%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A, 5.700%, 5–1–36	1,750	1,773
Chicago GO Bonds, Proj Ser 2011A, 5.250%, 1–1–35	1,500	1,545
Cmnty College Dist No. 525 Cnty of Will, Grundy, Livingston, Cook, Kendall, LaSalle, and Kankakee (Joliet Jr College), GO Bonds (Alternate Rev Source), Ser 2008, 5.750%, 6–1–28	1,000	1,143
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009, 6.500%, 4–1–39	2,500	2,728
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A, 7.250%, 11–1–30	2,500	2,991
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B, 5.750%, 7–1–33	2,500	2,958
IL Fin Auth, Student Hsng Rev Bonds (CHF-DeKalb LLC – Northn IL Univ Proj), Ser 2011, 5.750%, 10–1–21	2,000	2,218

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
IL GO Bonds, Ser 2012A, 4.000%, 1–1–23	$8,750	$8,981
IL Sales Tax Rev Bonds (Jr Oblig), Series 2013, 5.000%, 6–15–26	1,700	1,987
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, 2013 Ser A, 5.000%, 1–1–35	3,000	3,358
Metro Pier and Exposition Auth IL, McCormick Place Expansion Proj Rfdg Bonds, Ser 2010B-1, 0.000%, 6–15–43 (B)	2,000	476
Rgnl Trans Auth, Cook, DuPage, Kane, Lake, McHenry and Will Cnty, IL, GO Bonds, Ser 2002A, 6.000%, 7–1–24	3,080	3,914

		34,072

Indiana – 0.5%
IN State Office Bldg Comsn, Capitol Complex Rev Bonds (Senate Avenue Prkg Fac), Ser 1990A (Insured by NPFGC), 7.400%, 7–1–15	1,655	1,738
IN State Office Bldg Comsn, Capitol Complex Rev Bonds (State Office Bldg I Fac), Ser 1990B (Insured by NPFGC), 7.400%, 7–1–15	2,855	2,999

		4,737

Iowa – 0.8%
Altoona, IA, Annual Appropriation Urban Renewal Tax Incr Rev Bonds, Ser 2008, 5.750%, 6–1–31	1,000	1,078
IA Fin Auth, IA State Revolving Fund Rev Bonds, Ser 2008, 6.000%, 8–1–27	2,500	2,924
IA Higher Edu Loan Auth, Private College Fac Rev and Rfdg Bonds (Upper IA Univ Proj), Ser 2010, 6.000%, 9–1–39	2,145	2,204
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012, 5.000%, 9–1–33	1,000	957

		7,163

MUNICIPAL BONDS (Continued)	Principal	Value
Kansas – 0.8%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009, 7.000%, 9–1–38	$2,000	$2,216
Overland Park, KS, Trans Dev Dist, Sales Tax Rev Bonds (Oak Park Mall Proj), Ser 2010, 5.900%, 4–1–32	3,000	3,288
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2004A-4 (Insured by GNMA/FNMA), 5.625%, 6–1–36	305	323
Unif Govt of Wyandotte Cnty/Kansas City, KS, Trans Dev Dist Sales Tax Rev Bonds (NFM-Cabela’s Proj), Ser 2006, 5.000%, 12–1–27	655	663

		6,490

Kentucky – 0.9%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	4,500	5,185
6.500%, 3–1–45	2,000	2,315

		7,500

Louisiana – 2.2%
Jefferson Parish Hosp Dist No. 1, Parish of Jefferson, LA, Hosp Rev Bonds, Ser 1998B, 5.250%, 1–1–28	1,000	1,095
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B, 6.000%, 10–1–44	5,250	6,047
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C, 7.000%, 1–1–33	1,000	1,135
Lafayette Pub Trust Fin Auth, Rev Bonds (Ragin’ Cajun Fac, Inc. Hsng and Prkg Proj), Ser 2010, 5.250%, 10–1–20	2,040	2,380
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A, 6.500%, 1–1–40	1,000	1,159

2014	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Louisiana (Continued)
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A-1, 6.000%, 1–1–23	$1,500	$1,723
New Orleans, LA, GO Rfdg Bonds, Ser 2012, 5.000%, 12–1–25	1,500	1,676
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM):
5.000%, 12–1–26	2,000	2,260
5.000%, 12–1–27	1,500	1,686

		19,161

Maine – 0.1%
ME Edu Loan Auth, Student Loan Rev Bonds (Supplemental Edu Loan Prog), Ser 2009A-3, 5.875%, 12–1–39	1,070	1,185

Maryland – 1.0%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B, 5.750%, 6–1–35	1,750	1,883
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Johns Hopkins Hlth Sys Oblig Group Issue, Ser 2012D, 0.934%, 5–15–38 (A)	5,460	5,487
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Patterson Park Pub Charter Sch Issue, Ser 2010A, 6.000%, 7–1–40	1,500	1,565

		8,935

Massachusetts – 1.4%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010, 6.375%, 7–1–30	2,315	2,553
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009, 6.000%, 1–1–28	620	662
MA Hlth and Edu Fac Auth, Rev Bonds, Springfield College Issue, Ser 2010, 5.625%, 10–15–40	1,000	1,078
MA Hlth and Edu Fac Auth, Rev Rfdg Bonds, Suffolk Univ Issue, Ser 2009A, 5.750%, 7–1–39	1,615	1,781
The Cmnwlth of MA, GO Rfdg Bonds (SIFMA Index Bonds), Ser 2013A, 0.400%, 2–1–17 (A)	6,000	6,012

		12,086

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan – 1.8%
Board of Trustees of Grand Vly, State Univ, Gen Rev Bonds, Ser 2009, 5.750%, 12–1–34	$1,000	$1,085
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009, 5.750%, 11–15–39	4,250	4,672
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009V, 8.000%, 9–1–29	3,950	5,034
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009W, 6.000%, 8–1–39	2,000	2,276
State Bldg Auth, Rev and Rev Rfdg Bonds (Fac Prog), Ser 2008I, 6.000%, 10–15–38	2,000	2,324

		15,391

Minnesota – 0.6%
Hsng and Redev Auth of Saint Paul, MN, Hlth Care Fac Rev Bonds (Hlth Partners Oblig Group Proj), Ser 2006, 5.250%, 5–15–36	2,000	2,095
Minneapolis Hlth Care Sys Rev Bonds (Fairview Hlth Svc), Ser 2008A, 6.750%, 11–15–32	1,000	1,187
Minneapolis-St. Paul Metro Arpt Comsn, Sub Arpt Rev Rfdg Bonds, Ser 2010D, 5.000%, 1–1–20	2,000	2,322

		5,604

Missouri – 1.2%
Belton, MO, Cert of Part, Ser 2008, 5.125%, 3–1–25	1,000	1,054
Belton, MO, Tax Incr Rev Bonds (Belton Town Centre Proj), Ser 2004, 6.250%, 3–1–24	2,265	2,268
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children’s Mercy Hosp), Ser 2009, 5.625%, 5–15–39	2,250	2,497
Indl Dev Auth of Cape Girardeau Cnty, MO, Hlth Fac Rev Bonds (Saint Francis Med Ctr), Ser 2009A, 5.750%, 6–1–39	1,000	1,118

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Pub Water Supply Dist No. 1 of Lincoln Cnty, MO, Cert of Part, Ser 2009, 6.750%, 6–15–35	$2,500	$2,613
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM), 0.000%, 7–15–36 (B)	2,350	891
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C, 6.000%, 9–1–24 (C)	1,895	123

		10,564

Nebraska – 0.1%
Hosp Auth No. 1 of Sarpy Cnty, NE, Hlth Fac Rev Bds (Immanuel Oblig Grp), Ser 2010, 5.625%, 1–1–40	1,000	1,088

Nevada – 0.6%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A, 8.000%, 6–15–30	3,000	3,486
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008, 8.000%, 12–1–25	1,715	2,061

		5,547

New Hampshire – 0.7%
Business Fin Auth, Rev Bonds, Elliot Hosp Oblig Group Issue, Ser 2009A, 6.125%, 10–1–39	1,635	1,786
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A, 6.875%, 7–1–41	1,000	1,111
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRG Hlthcare Issue, Ser 2009 (Insured by FHA), 7.000%, 4–1–38	1,985	2,410
NH Hsng Fin Auth, Sngl Fam Mtg Acquisition Rev Bonds, Ser 2006A, 5.650%, 1–1–36	430	447

		5,754

54	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey – 5.1%
Hudson Cnty Impvt Auth (Hudson Cnty, NJ), Fac Lease Rev Rfdg Bonds (Hudson Cnty Lease Proj), Ser 2010, 5.375%, 10–1–21	$2,500	$2,961
NJ Econ Dev Auth, Rev Bonds (Provident Group-Montclair Ppty LLC – Montclair St Univ Student Hsng Proj), Ser 2010A, 5.750%, 6–1–31	2,900	3,196
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE, 5.250%, 9–1–24	2,545	2,887
NJ Econ Dev Auth, Sch Fac Constr Rfdg Notes (SIFMA Index Notes), Ser 2013I, 1.640%, 3–1–28 (A)	12,000	11,998
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B, 7.500%, 12–1–32	1,000	1,294
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011-1:
5.000%, 12–1–19	1,385	1,575
5.500%, 12–1–21	1,145	1,335
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A, 5.500%, 7–1–38	1,500	1,667
NJ Tpk Auth, Tpk Rev Bonds, Ser 2000D, 0.091%, 1–1–30 (A)	6,625	6,161
NJ Trans Trust Fund Auth, Trans Sys Bonds (Cap Apprec Bonds), Ser 2010A, 0.000%, 12–15–40 (B)	10,000	2,748
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2005B, 5.250%, 12–15–22	3,500	4,069
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR), 5.500%, 12–15–22	1,000	1,195
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G, 5.750%, 12–1–21	2,500	3,027

		44,113

New Mexico – 0.2%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2006D (Insured by GNMA/FNMA/FHLMC), 6.000%, 1–1–37	430	452

MUNICIPAL BONDS (Continued)	Principal	Value
New Mexico (Continued)
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D–2 (Insured by GNMA/FNMA/FHLMC), 5.250%, 7–1–30	$1,120	$1,152

		1,604

New York – 6.1%
Metro Trans Auth, Trans Rev Bonds, Ser 2014C, 5.000%, 11–15–36	1,125	1,267
NY Dormitory Auth, Mercy Med Ctr Rev Bonds (Catholic Hlth of Long Island Oblig Group), Ser 1999B, 0.140%, 7–1–29 (A)	8,900	8,333
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohowak Power Corp. Proj), Ser 1985A (Insured by AMBAC), 0.379%, 12–1–23 (A)	4,350	4,122
NY State Enrg Research and Dev Auth, Fac Rev Bonds (Consolidated Edison Co. of NY, Inc. Proj), Sub Ser 1999A-1 (Insured by AMBAC), 0.070%, 5–1–34 (A)	8,000	7,240
NYC GO Bonds, Ser 2014D-1, 5.000%, 8–1–30	2,000	2,318
NYC Hsng Dev Corp., Multi-Fam Hsng Rev Bonds, Ser 2009K, 4.950%, 11–1–39	2,000	2,096
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (B)	2,675	1,932
0.000%, 3–1–26 (B)	2,685	1,823
0.000%, 3–1–27 (B)	2,500	1,608
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Series 2013I, 5.000%, 5–1–29	2,600	3,031
Port Auth of NY & NJ Consolidated Bonds, One Hundred Fifty-Second Ser (Insured by BHAC), 5.750%, 11–1–30	4,490	5,096
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A, 7.250%, 1–1–20	520	522
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999B, 7.625%, 1–1–30	3,505	3,520

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE, 5.000%, 12–15–31	$8,500	$10,034

		52,942

North Carolina – 0.7%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C, 6.750%, 1–1–24	1,000	1,215
NC Med Care Comsn, Hlth Care Fac Rev Rfdg Bonds (Univ Hlth Sys of Eastn Carolina), Ser 2008E-2, 6.000%, 12–1–36	2,450	2,474
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A:
0.000%, 1–1–37 (B)	3,000	1,206
5.750%, 1–1–39	1,000	1,135

		6,030

Ohio – 1.4%
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009, 7.500%, 12–1–33	1,000	1,162
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Vly Elec Corp. Proj), Ser 2009E, 5.625%, 10–1–19	2,000	2,259
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010, 5.750%, 12–1–30	4,500	5,001
OH Hosp Fac Rev Bonds (Summa Hlth Sys 2010 Proj), 5.750%, 11–15–40	1,000	1,099
OH Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2008A, 5.250%, 1–1–33	2,000	2,205
OH Hsng Fin Agy, Residential Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2008J (Insured by GNMA/FNMA/FHLMC), 6.200%, 9–1–33	515	540

		12,266

Oklahoma – 0.2%
Cleveland Cnty Justice Auth, Sales Tax Rev Bonds (Cleveland Cnty Detention Fac Proj), Ser 2009B, 5.750%, 3–1–29	305	313

2014	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Oklahoma (Continued)
OK Muni Power Auth, Power Supply Sys Rev Bonds, Ser 2008A, 5.875%, 1–1–28	$1,000	$1,135

		1,448

Oregon – 0.1%
Port of Portland, Portland Intl Arpt, Rev Bonds, Subser 20C, 5.000%, 7–1–22	1,000	1,143

Pennsylvania – 5.9%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B, 7.250%, 7–1–39	1,000	1,176
Dauphin Cnty Gen Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A:
6.000%, 6–1–29	2,000	2,333
6.000%, 6–1–36	2,750	3,178
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A, 5.750%, 7–1–39	3,500	3,772
PA Auth for Indl Dev, Rev Bonds (MaST Charter Sch Proj), Ser 2010, 6.000%, 8–1–35	750	817
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011, 6.000%, 10–1–26	2,500	2,795
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009C, 0.000%, 6–1–33 (B)	4,000	4,616
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009D, 5.500%, 12–1–41	2,250	2,472
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010B-2, 0.000%, 12–1–28 (B)	8,500	9,125
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011, 7.250%, 12–15–31	2,600	2,952
Philadelphia, PA, Arpt Rev Bonds, Ser 2010D, 5.250%, 6–15–22	5,000	5,767
Philadelphia, PA, GO Rfdg Bonds, Ser 2008A (Insured by AGM), 5.250%, 12–15–24	10,750	12,249

		51,252

MUNICIPAL BONDS (Continued)	Principal	Value
Puerto Rico – 2.2%
Cmnwlth of PR, Pub Impvt Rfdg Bonds (GO Bonds), Ser 2007A, 5.500%, 7–1–21	$1,500	$1,350
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A, 5.000%, 7–1–28	1,000	1,001
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A (Sr Lien), 6.000%, 7–1–38	3,500	2,613
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX, 5.750%, 7–1–36	4,250	2,529
PR Elec Power Auth, Power Rev Bonds, Ser 2013A, 7.000%, 7–1–33	5,000	2,975
PR Elec Power Auth, Power Rev Bonds, Ser ZZ, 5.250%, 7–1–24	2,680	1,599
PR Pub Fin Corp. (Cmnwlth Approp Bonds), 2011 Ser B, 5.500%, 8–1–31	1,750	894
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2009A, 0.000%, 8–1–32 (B)	5,000	3,819
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010A, 0.000%, 8–1–33 (B)	4,500	2,534

		19,314

Rhode Island – 0.7%
RI Hlth and Edu Bldg Corp., Hosp Fin Rev Bonds, Lifespan Oblig Group Issue, Ser 2009A, 6.250%, 5–15–30	1,590	1,842
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2008A, 5.250%, 12–1–18	3,570	3,918

		5,760

South Carolina – 0.5%
SC Jobs-Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn LLC Proj), Ser 2009A, 6.500%, 4–1–42	4,015	4,643

South Dakota – 0.1%
SD Hlth and Edu Fac Auth (Huron Rgnl Med Ctr Issue), Rev Bonds, Ser 1994, 7.300%, 4–1–16	760	800

MUNICIPAL BONDS (Continued)	Principal	Value
Tennessee – 1.3%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2010B, 5.750%, 7–1–25	$750	$865
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2011A-1:
5.750%, 7–1–19	2,220	2,623
5.750%, 7–1–20	1,330	1,593
The Hlth and Edu Fac Board of Johnson City, TN, Hosp Rfdg Rev Bonds (Mountain States Hlth Alliance), Ser 2006A, 5.500%, 7–1–36	3,000	3,119
The Hlth and Edu Fac Board of Johnson City, TN, Hosp Rfdg Rev Bonds (Mountain States Hlth Alliance), Ser 2010A, 6.500%, 7–1–38	2,500	2,885

		11,085

Texas – 12.1%
Arlington, TX, Spl Tax Rev Bonds, Ser 2008 (Insured by BHAC), 5.500%, 8–15–27	2,000	2,222
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010, 6.200%, 7–1–45	3,250	3,600
Cap Area Cultural Ed Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B, 6.125%, 4–1–45	1,000	1,151
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Rfdg Bonds, Ser 2009A, 9.250%, 3–1–24	2,500	3,078
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A, 4.250%, 12–1–34	2,000	2,020
Dallas Independent Sch Dist (Dallas Cnty, TX) Unlimited Tax Sch Bldg Bonds, Ser 2008, 6.375%, 2–15–34	2,500	2,966
Frisco Independent Sch Dist (Collin and Denton Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2008A, 6.000%, 8–15–38	2,500	2,923
Harris Cnty Hlth Fac Dev Corp., Hosp Rev Rfdg Bonds (Mem Hermann Hlthcare Sys), Ser 2008B, 7.000%, 12–1–27	2,500	3,116

56	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Harris Cnty Hlth Fac Dev Corp., Thermal Util Rev Bonds (Teco Proj), Ser 2008, 5.000%, 11–15–26	$2,500	$2,812
Harris Cnty-Houston Sports Auth, Sr Lien Rev Bonds, Ser 2001G (Insured by NPFGC), 5.750%, 11–15–15	1,500	1,505
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
5.750%, 2–15–28	1,000	1,022
6.000%, 2–15–33	500	511
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds (SIFMA Index Floating Rate Bonds), Ser 2012C, 0.640%, 5–15–34 (A)	3,500	3,520
Lower Colorado River Auth, Rfdg Rev Bonds, Ser 2008A:
6.250%, 5–15–28	2,500	2,904
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011, 5.625%, 12–1–17	5,000	5,260
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D, 0.000%, 1–1–30 (B)	25,000	13,401
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A, 6.500%, 8–15–39	1,000	1,137
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (NW Sr Hsng Corp.-Edgemere Proj), Ser 2006A, 6.000%, 11–15–36	4,000	4,123
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007, 5.750%, 11–15–37	3,000	3,060
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008, 5.750%, 2–1–26	1,500	1,708
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012, 5.000%, 12–15–16	2,000	2,161

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009, 6.875%, 12–31–39	$2,000	$2,367
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–33	2,250	2,798
7.000%, 6–30–40	5,000	6,027
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A, 6.200%, 2–15–40	2,500	2,831
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2011, 6.750%, 5–1–26	3,740	4,469
TX Tpk Auth, Cent TX Tpk Sys, First Tier Rev Bonds, Ser 2002A (Insured by BHAC), 0.000%, 8–15–26 (B)	24,500	16,429
TX Trans Comsn Cent TX Tpk Sys, First Tier Rev Rfdg Bonds, Ser 2012-B, 1.250%, 8–15–42 (A)	4,500	4,514

		103,635

Vermont – 0.0%
VT Hsng Fin Agy, Sngl Fam Hsng Bonds, Ser 27 (Insured by AGM), 5.500%, 11–1–37	235	239

Virgin Islands – 0.1%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note-Diageo Proj), Ser 2009A, 6.750%, 10–1–37	1,000	1,150

Virginia – 0.6%
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C, 7.500%, 7–1–29	2,500	2,939
Isle of Wight Cnty, VA, GO Pub Impvt Bonds, Ser 2008B, 6.000%, 7–1–27	1,605	1,885

		4,824

Washington – 2.5%
Pub Util Dist No. 1, Pend Oreille Cnty, WA, Box Canyon Production Sys Rev Bonds, Ser 2010, 5.750%, 1–1–41	3,000	3,307

MUNICIPAL BONDS (Continued)	Principal	Value
Washington (Continued)
WA Hlth Care Fac Auth, Rev Bonds (Cent WA Hlth Svcs Assoc), Ser 2009, 7.000%, 7–1–39	$1,000	$1,135
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008, 7.125%, 3–1–29	2,500	3,033
WA Hlth Care Fac Auth, Rev Bonds (Swedish Hlth Svc), Ser 2009A, 6.500%, 11–15–33	1,500	1,512
WA Hlth Care Fac Auth, Rev Bonds (Virginia Mason Med Ctr), Ser 2007C, 5.500%, 8–15–36	2,910	3,109
WA Pub Power Supply Sys, Nuclear Proj No. 1, Rfdg Rev Bonds, Ser 1989B, 7.125%, 7–1–16	8,200	9,153

		21,249

West Virginia – 0.2%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A, 6.500%, 10–1–31	1,700	1,902

Wisconsin – 0.6%
WI Gen Fund Annual Appropriation Bonds, Ser 2009A, 5.750%, 5–1–33	1,000	1,183
WI Hlth and Edu Fac Auth, Rev Bonds (Aurora Hlth Care, Inc.), Ser 2010A, 5.625%, 4–15–39	1,500	1,637
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Oblig Group), Ser 2009, 6.625%, 2–15–39	2,000	2,335

		5,155

Wyoming – 0.3%
WY Cmnty Dev Auth, Hsng Rev Bonds, 2014 Ser 1, 3.700%, 12–1–27	1,420	1,443
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A, 5.500%, 1–1–28	1,000	1,122

		2,565

TOTAL MUNICIPAL BONDS – 86.0%		$743,695
(Cost: $669,438)

2014	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 2.0%
Diageo Capital plc (GTD by Diageo plc), 0.250%, 10–9–14 (D)	$2,000	$2,000
Kroger Co. (The):
0.170%, 10–1–14 (D)	2,729	2,729
0.230%, 10–24–14 (D)	5,000	4,999
St. Jude Medical, Inc., 0.170%, 10–6–14 (D)	8,000	8,000

		17,728

Master Note – 0.2%
Toyota Motor Credit Corp., 0.102%, 10–7–14 (E)	1,529	1,529

Municipal Obligations – 10.7%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America N.A.), 0.030%, 10–1–14 (E)	7,100	7,100
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron USA, Inc. Proj), Ser 2010C (GTD by Chevron Corp.), 0.020%, 10–1–14 (E)	2,100	2,100
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.), 0.070%, 10–7–14 (E)	1,500	1,500
City of Chicago, GO Var Rate Demand Bonds, Ser 2003B-1 (GTD by JPMorgan Chase & Co.), 0.050%, 10–7–14 (E)	5,000	5,000
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2005 (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (E)	4,300	4,300
Elmhurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accred of Hlthcare Org (GTD by JPMorgan Chase Bank N.A.), 0.040%, 10–7–14 (E)	340	340
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank N.A.), 0.050%, 10–7–14 (E)	1,325	1,325

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
Greenville Hosp Sys Board of Trustees, Hosp Rfdg Rev Bonds, Ser 2008B (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (E)	$2,500	$2,500
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.), 0.040%, 10–7–14 (E)	1,500	1,500
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt), 0.050%, 10–7–14 (E)	2,000	2,000
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.), 0.030%, 10–1–14 (E)	6,915	6,915
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.), 0.030%, 10–1–14 (E)	7,815	7,815
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.), 0.040%, 10–1–14 (E)	15,300	15,300
Muni Impvt Corp. of Los Angeles, Lease Rev, Ser B-2 (GTD by JPMorgan Chase & Co.), 0.090%, 10–27–14	3,684	3,684
NJ Hlth Care Fac Fin Auth, Rev Bonds, AHS Hosp Corp. Issue, Ser 2008C (GTD by JPMorgan Chase & Co.), 0.030%, 10–7–14 (E)	6,300	6,300
NY Hsng Fin Agy, Related West 30th Street Hsng Rev Bonds, Ser 2012 A-1 (GTD by Wells Fargo Bank N.A.), 0.050%, 10–7–14 (E)	6,000	6,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
NYC GO Bonds, Fiscal 2008 Series L-4, 0.030%, 10–1–14 (E)	$2,000	$2,000
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bnds (Air Prdts Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.050%, 10–1–14 (E)	3,045	3,045
Santa Clara Cnty Fin Auth, Var Rate Rev Bonds, El Camino Hosp, Ser 2009A (GTD by Wells Fargo Bank N.A.), 0.050%, 10–7–14 (E)	3,549	3,549
Tuscaloosa Cnty Indl Dev Auth, Gulf Opp Zone Bonds (Hunt Refining Proj, Ser 2011G (GTD by Bank of Nova Scotia), 0.050%, 10–7–14 (E)	4,000	4,000
WI Hlth and Edu Fac Auth, Wheaton Franciscan Svc, Inc., Sys Var Rate Rev Bonds, Ser 2003B (GTD by U.S. Bank N.A.), 0.050%, 10–7–14 (E)	6,320	6,320

		92,593

TOTAL SHORT-TERM SECURITIES – 12.9%		$111,850
(Cost: $111,850)

TOTAL INVESTMENT SECURITIES – 98.9%		$855,545
(Cost: $781,288)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		9,470

NET ASSETS – 100.0%		$865,015

58	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2014

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(B)	Zero coupon bond.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Rate shown is the yield to maturity at September 30, 2014.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Municipal Bonds	$—	$727,418	$16,277
Short-Term Securities	—	111,850	—
Total	$—	$839,268	$16,277

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Municipal Bonds
Beginning Balance 10–1–13	$27,481
Net realized gain (loss)	413
Net change in unrealized appreciation (depreciation)	115
Purchases	9,303
Sales	(5,000)
Amortization/Accretion of premium/discount	—
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	(16,035)
Ending Balance 9–30–14	$16,277
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–14	$140

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Levels 1 and 2 during the period ended September 30, 2014.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–14	Valuation Technique	Unobservable Input(s)
Assets
Municipal Bonds	$16,277	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

BHAC = Berkshire Hathaway Assurance Corporation

CR = Custodial Receipts

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Administration

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GTD = Guaranteed

NPFGC = National Public Finance Guarantee Corp.

VA = Department of Veterans Affairs

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

Municipal High Income Fund	(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Waddell & Reed Advisors Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2014. He has managed the Fund for since 2008 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2014
Municipal High Income Fund (Class A shares at net asset value)	11.03%
Municipal High Income Fund (Class A shares including sales charges)	6.25%
Benchmark(s) and/or Lipper Category
Barclays Municipal High Yield Index	11.96%
(generally reflects the performance of securities representing the high-yield municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	12.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is on net asset value.

After historically large redemptions in municipal bond mutual funds in 2013, we started seeing flows reverse and turn mildly positive during the Fund’s fiscal year. With higher tax rates moving into 2014, demand for high yield municipals has remained strong while new municipal bond issuance continues to hover at record lows. As headlines about Puerto Rico have waned, we have seen a decrease in volatility in the asset class. We believe this will continue in the near term and provide investors attractive levels of income over the long term.

Overall we expect supply in the municipal bond market to remain at record lows, with the majority of bond issuance originating as refinancing of current debt and not net new issuance. We expect to see little appetite for additional issuance as state revenues and economies continue to improve from a very difficult recession. With most of the choppy waters in the rearview mirror, we believe that investors should continue seeing favorable levels of tax-exempt income with little volatility in the near future.

Duration and credit management

Longer maturity high-yield bonds outperformed their shorter maturity counterparts within the benchmark high-yield index. The five-year and 10-year maturities managed positive returns of 7.60% and 8.62%, while the 20- and 30-year maturities were up approximately 9.75% and 16.02% respectively.

Having a portfolio of high-coupon bonds priced to shorter call dates resulted in the Fund’s underperformance against funds with longer maturity discounted structures. Having no exposure to Jefferson County, Alabama and Detroit water and sewer bonds also had a negative impact on performance, as the high-yield water and sewer sector was up more than 16% on the year. Being underweight corporate names caused additional underperformance, as the industrial development revenue sector was up 14.55%

While duration management is important for a bond fund, credit selection is paramount when investing in a high-yield municipal bond fund. With the recent gains in the municipal bond market, we have begun looking away from new issue market and have directed our attention to the secondary market. Going forward, we have begun to get more cautious and will look for opportunities in bonds with more defensive structures as interest rates rise. We believe these bonds represent greater value and will better protect the Fund from the potential of slightly higher rates as growth picks up.

Looking ahead

Because of the significant gains in the market beginning in the first half of 2014, we are in the process of repositioning the Fund into a slightly more defensive mode. We have slowly begun shortening the Fund’s duration versus the high-yield index through purchases of higher coupon bonds priced to shorter calls. We will continue purchasing deals in the new issue and secondary market as opportunities present themselves.

In the near term, we believe most of the market volatility is behind us and investor’s should continue to be rewarded in the high yield municipal space. We believe investors will continue to search for tax-exempt yield due to higher tax rates which should continue to provide demand for municipal debt. We believe that debt issuance will remain at record lows, creating a dramatic supply/demand mismatch which should continue to benefit municipal investors in the future. We will continue to hold limited cash as we view current yields as attractive. We will continue to maintain diversification across sectors and geographical regions.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects that maximum applicable front-end sales load.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. The Fund may include a

60	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Municipal High Income Fund (UNAUDITED)

significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Municipal High Income Fund.

2014	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS

Municipal High Income Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Bonds	93.6%
Municipal Bonds	93.6%
Cash and Cash Equivalents	6.4%

Lipper Rankings

Category: Lipper High Yield Municipal Debt Funds	Rank	Percentile
1 Year	90/133	68
3 Year	71/113	63
5 Year	36/95	38
10 Year	4/62	7

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	38.4%
AA	2.4%
A	10.2%
BBB	25.8%
Non-Investment Grade	55.2%
BB	7.0%
B	4.3%
CCC	1.7%
Non-rated	42.2%
Cash and Cash Equivalents	6.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

62	ANNUAL REPORT	2014

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Municipal High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C
1-year period ended 9-30-14	6.25%	5.95%	10.11%
5-year period ended 9-30-14	5.39%	5.15%	5.43%
10-year period ended 9-30-14	4.91%	4.64%	4.47%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase).

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2014	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS	Principal	Value
Alabama – 0.1%
Butler Cnty Indl Dev Auth, Envirnmt Impvt Rev Bonds, Ser 2008A, 7.000%, 9–1–32	$1,000	$1,139

Alaska – 0.5%
Northn Tob Securitzation Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A Sr Cur Int Bonds, 5.000%, 6–1–46	4,865	3,654

Arizona – 4.6%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B, 0.966%, 1–1–37 (A)	10,000	8,868
Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison LLC Expansion Proj), Ser 2008, 8.000%, 5–1–25	8,000	9,221
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Basic Sch Proj), Ser 2004A, 6.125%, 12–15–34	1,500	1,502
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12–1–32	1,430	1,528
6.250%, 12–1–46	1,500	1,603
Indl Dev Auth of Tucson, Edu Rev Bonds (Agribusiness and Equine Ctr Proj), Ser 2004A, 6.125%, 9–1–34	1,380	1,381
Indl Dev Auth of Yavapai, Edu Rev Bonds (AZ Agribusiness and Equine Ctr, Inc. Proj), Ser 2011, 7.875%, 3–1–42	2,000	2,344
La Paz Cnty, AZ, Indl Dev Auth, Indl Dev Rev Sr Lien, Imperial Rgnl Detention Fac Proj, 7.800%, 10–1–39	10,000	10,655

		37,102

California – 5.4%
CA Muni Fin Auth, Edu Fac Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2006A, 5.250%, 6–1–36	1,000	967
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A, 8.750%, 10–1–39	4,000	4,614

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Rev Bonds (Methodist Hosp of Southn CA Proj), Ser 2009 (Insured by FHA), 6.625%, 8–1–29	$2,225	$2,704
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	2,995	3,071
6.350%, 7–1–46	1,705	1,765
CA Statewide Cmnty Dev Auth, Sr Living Rev Bonds (Southn CA Presbyterian Homes), Ser 2009, 7.000%, 11–15–29	1,500	1,761
Cert of Part, Oro Grande Elem Sch Dist, Ser 2010, 6.125%, 9–15–40	5,000	5,825
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1, 5.125%, 6–1–47	5,000	3,687
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part:
6.625%, 11–1–29	2,000	2,191
6.750%, 11–1–39	900	971
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E, 6.500%, 10–1–40	2,500	2,943
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds:
7.750%, 8–1–28	1,000	1,126
8.000%, 8–1–38	1,400	1,579
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011, 7.500%, 12–1–41	4,000	4,823
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012, 6.000%, 9–1–42	1,000	1,141
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds, 5.000%, 6–1–37	5,500	4,494

		43,662

Colorado – 8.0%
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2006, 5.250%, 10–1–40	2,000	2,020

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2008, 6.000%, 10–1–40	$4,855	$5,096
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008B, 8.000%, 12–1–38	1,155	1,316
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A, 7.400%, 12–1–38	2,700	3,041
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (Twin Peaks Charter Academy Proj), Ser 2008, 7.000%, 11–15–38	4,000	4,931
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010, 6.125%, 5–1–40	5,975	6,354
CO Hlth Fac Auth, Rev Bonds (Christian Living Cmnty –Clermont Park Proj), Ser 2006A, 5.750%, 1–1–37	3,000	3,062
CO Hlth Fac Auth, Rev Bonds (CO Sr Residences Proj), Ser 2012, 7.000%, 6–1–42	3,665	3,851
CO Hlth Fac Auth, Rev Rfdg Bonds (Christian Living Cmnty Proj), Ser 2012, 5.250%, 1–1–37	1,000	1,017
Kremmling Mem Hosp Dist Proj, Ser 2010, 7.125%, 12–1–45	5,000	4,190
Lincoln Park Metro Dist, Douglas Cnty, CO, GO Rfdg and Impvt Bonds, Ser 2008, 6.200%, 12–1–37	4,000	4,242
North Range Metro Dist No. 2, Adams Cnty, CO, Ltd. Tax GO Bonds, Ser 2007, 5.500%, 12–15–37	7,300	7,395
Pub Auth for CO Enrg, Natural Gas Purchase Rev Bonds, Ser 2008, 6.500%, 11–15–38	3,000	4,142
Red Sky Ranch Metro Dist, Eagle Cnty, CO, GO Bonds, Ser 2003, 6.050%, 12–1–33	1,245	1,248
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010, 6.500%, 1–15–30	3,000	3,483

64	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Sorrel Ranch Metro Dist, Arapahoe Cnty, CO, GO Ltd. Tax Bonds, Ser 2006, 5.750%, 12–1–36	$2,049	$1,714
Tallgrass Metro Dist, Arapahoe Cnty, CO, GO Ltd. Tax Rfdg and Impvt Bonds, Ser 2007, 5.250%, 12–1–37	4,271	4,236
Wildgrass Metro Dist, Broomfield Cnty, CO, GO Ltd. Tax Rfdg Bonds, Ser 2007, 6.200%, 12–1–34	3,295	3,345

		64,683

Connecticut – 0.7%
Harbor Point Infra Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A, 7.875%, 4–1–39	4,500	5,355

Florida – 3.1%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11–1–29	2,250	2,479
6.750%, 11–1–39	2,390	2,625
Cap Trust Agy, Rev Bonds (Million Air One LLC Gen Aviation Fac Proj), Ser 2011, 7.750%, 1–1–41	4,000	4,098
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A:
6.000%, 6–15–32	2,600	2,617
6.000%, 9–15–40	6,000	6,179
6.125%, 6–15–43	1,000	1,001
FL Dev Fin Corp., Rev Bonds (Sculptor Charter Sch Proj), Ser 2008A, 7.250%, 10–1–38	2,000	2,146
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012, 6.500%, 10–1–47	3,835	4,296

		25,441

Georgia – 0.8%
DeKalb Cnty, GA, Hosp Auth, Rev Anticipation Cert (DeKalb Med Ctr, Inc. Proj), Ser 2010, 6.125%, 9–1–40	2,000	2,178
Savannah Econ Dev Auth, Rfdg Rev Bonds (The Marshes of Skidaway Island Proj), Ser 2013, 7.250%, 1–1–49	4,000	4,463

		6,641

MUNICIPAL BONDS (Continued)	Principal	Value
Guam – 0.4%
Govt of GU, GO Bonds, Ser 2009A, 7.000%, 11–15–39	$2,700	$3,063

Hawaii – 0.4%
Dept of Budget and Fin of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A:
8.750%, 11–15–29	400	495
9.000%, 11–15–44	2,000	2,464

		2,959

Illinois – 9.4%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A, 5.700%, 5–1–36	2,500	2,533
Chicago Multi-Fam Hsng Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013, 6.125%, 12–1–43	3,000	2,903
Cook Cnty, IL Recovery Zone Fac Rev Bonds (Navistar Intl Corp. Proj), Ser 2010, 6.500%, 10–15–40	4,500	4,814
Fairview Heights, IL, Tax Incr Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A, 8.000%, 12–1–28	2,015	2,143
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012, 5.750%, 5–15–46	2,500	2,626
IL Fin Auth, Multi-Family Hsng Rev Bonds (St. Anthony of Lansing Proj), Ser 2012, 6.500%, 12–1–32	4,660	4,784
IL Fin Auth, Rev Bonds (Admiral at the Lake Proj), Ser 2010A, 8.000%, 5–15–46	7,000	7,290
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A, 7.250%, 11–1–38	2,565	3,060
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009C, 6.625%, 11–1–39	3,000	3,473
IL Fin Auth, Rev Bonds (Silver Cross Hosp and Med Ctrs), Ser 2009, 7.000%, 8–15–44	5,000	5,775
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2009, 7.875%, 3–1–32	3,500	3,702

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2010, 7.500%, 3–1–32	$2,000	$2,099
State of IL GO Bonds, 5.500%, 7–1–38	2,000	2,148
SW IL Dev Auth, Local Govt Prog Rev Bonds (Collinsville Ltd. Incr Sales Tax Proj), Ser 2007, 5.350%, 3–1–31	4,440	3,598
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2008, 7.000%, 12–1–22	3,680	4,434
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009, 8.000%, 1–15–22	880	968
SW IL Dev Auth, Local Govt Prog Rev Rfdg Bonds (Granite City Proj), Ser 2012, 5.250%, 3–1–23	3,140	3,300
SW IL Dev Auth, Sr Care Fac Rev Bonds (Eden Ret Ctr, Inc. Proj), Ser 2006, 5.850%, 12–1–36	2,675	2,372
Vlg of Bridgeview, Cook Cnty, IL GO Rfdg Bonds, Ser 2014A, 5.500%, 12–1–43	5,000	5,286
Vlg of Matteson, Cook Cnty, IL, GO Cap Apprec Debt Cert, Ser 2010, 0.000%, 12–1–29 (B)	7,385	6,429
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011, 8.000%, 10–1–36	2,465	2,715

		76,452

Indiana – 3.4%
City of Carmel, IN, Rev Bonds, Ser 2012A, 7.125%, 11–15–47	6,250	6,771
Hammond IN, Redev Dist Rev Bonds (Marina Area Proj), Ser 2008, 6.000%, 1–15–17	1,330	1,350
Hendricks Cnty Redev Dist, Tax Incr Rev Rfdg Bonds, Ser 2010B, 6.450%, 1–1–23	1,135	1,163
IN Fin Auth, Midwestrn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A, 5.000%, 6–1–39	6,335	6,606
Lake Station 2008 Bldg Corp., Lake Station, IN, First Mtg Bonds, Ser 2010, 6.000%, 7–15–27	2,000	2,222

2014	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Indiana (Continued)
Terre Haute, IN Rev Bonds (Westminister Vlg Proj), Ser 2012, 6.000%, 8–1–39	$1,000	$996
Westfield Redev Dist, Tax Incr Rev Bonds of 2009, 6.500%, 2–1–30	2,000	2,164
Whitestown, IN, Econ Dev Tax Incr Rev Bonds (Perry Indl Park and Whitestown Crossing Proj), Ser 2010A, 7.000%, 2–1–30	3,685	3,947
Whiting, IN, Redev Dist Tax Incr Rev Bonds (Lakefront Dev Proj), Ser 2010, 6.750%, 1–15–32	2,300	2,551

		27,770

Iowa – 0.6%
IA Fin Auth, Ret Cmnty Rev Bonds (Edgewater LLC Proj), Ser 2007A, 6.750%, 11–15–37	4,500	4,746

Kansas – 1.9%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009, 7.000%, 9–1–38	3,000	3,323
Atchison, KS, Hosp Rev Bonds (Atchison Hosp Assoc), Ser 2008A, 6.750%, 9–1–30	2,920	3,101
Cert of Part in Rental Payments for Spring Hill Golf Corp., Ser 1998A:
5.750%, 1–15–06 (C)	75	–
6.250%, 1–15–13 (C)	270	1
6.375%, 1–15–20 (C)	325	2
6.500%, 1–15–28 (C)	4,470	22
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj) Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A, 7.625%, 8–1–37	3,500	3,606
Lenexa, KS, Spl Oblig Tax Incr Rev Bonds (City Ctr East Proj I), Ser 2007, 6.000%, 4–1–27 (C)	4,287	1,545
Olathe, KS, Sr Living Fac Rev Bonds (Catholic Care Campus, Inc.), Ser 2006A, 6.000%, 11–15–38	2,500	2,522
Olathe, KS, Trans Dev Dist Sales Tax Rev Bonds (The Olathe Gateway TDD No. 1a Proj), Ser 2006:
5.000%, 12–1–16 (C)	68	26
5.000%, 12–1–28 (C)	95	37

MUNICIPAL BONDS (Continued)	Principal	Value
Kansas (Continued)
Wilson Cnty, KS, Hosp Rev Bonds, Ser 2006, 6.200%, 9–1–26	$1,000	$1,103

		15,288

Kentucky – 1.1%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	5,500	6,337
6.500%, 3–1–45	2,500	2,894

		9,231

Louisiana – 3.0%
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C, 7.000%, 1–1–33	1,000	1,135
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B, 10.500%, 7–1–39	11,000	12,027
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj – Phase IIA), Ser 2014A, 8.375%, 7–1–39	6,000	6,183
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A, 6.500%, 1–1–40	4,600	5,333

		24,678

Maryland – 0.6%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B, 5.750%, 6–1–35	1,250	1,345
MD Econ Dev Corp., Port Fac Rfdg Rev Bonds (CNX Marine Terminals, Inc. Port of Baltimore Fac), Ser 2010, 5.750%, 9–1–25	3,000	3,311

		4,656

Massachusetts – 1.3%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010, 7.000%, 7–1–42	4,000	4,535
MA Port Auth, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2001B (Auction Rate Sec) (Insured by AMBAC), 0.133%, 1–1–31 (A)	7,500	6,300

		10,835

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan – 3.2%
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev and Rev Rfdg Bonds (MI Technical Academy Proj), Ser 2012:
7.100%, 10–1–31	$1,000	$1,013
7.450%, 10–1–41	1,000	1,017
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2010A, 6.500%, 12–1–40	3,000	3,050
MI Fin Auth, Sr Edu Fac Rev Bonds (St. Catherine of Siena Academy Proj), Ser 2010A, 8.500%, 10–1–45	9,815	9,955
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Ser 2008A, 6.875%, 6–1–42	7,600	7,112
The Econ Dev Corp. of Dearborn, MI, Ltd. Oblig Rev and Rfdg Rev Bonds (Henry Ford Vlg, Inc. Proj), Ser 2008:
6.000%, 11–15–18	1,390	1,425
7.000%, 11–15–38	2,400	2,409

		25,981

Missouri – 7.1%
Arnold, MO, Real Ppty Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A, 7.750%, 5–1–28	2,705	3,027
Arnold, MO, Sales Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009B, 8.000%, 5–1–28	2,045	2,181
Ballwin, MO, Tax Incr Rfdg and Impvt Rev Bonds (Ballwin Town Ctr Redev Proj), Ser 2002A, 6.250%, 10–1–17	1,700	1,700
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.875%, 12–1–31	675	576
6.125%, 12–1–36	675	579
Chillicothe, MO, Tax Incr Rev Bonds (South U.S. 65 Proj), Ser 2006:
5.625%, 4–1–24	860	728
5.625%, 4–1–27	1,500	1,210
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.400%, 10–1–26	760	676
5.500%, 10–1–31	1,500	1,281
5.550%, 10–1–36	400	331

66	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Hlth and Edu Fac Auth of MO, Edu Fac Rfdg Rev Bonds, Rockhurst Univ, Ser 2011A, 6.500%, 10–1–30	$1,500	$1,705
Jennings, MO, Tax Incr and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006, 5.000%, 11–1–23	2,600	2,601
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008, 7.000%, 4–1–28 (C)	5,700	3,136
Land Clearance for Redev Auth of St. Louis, Recovery Zone Fac Bonds (Kiel Opera House Proj), Ser 2010B, 7.000%, 9–1–35	2,950	2,996
MO Dev Fin Board, Infra Fac Rev Bonds (Branson Landing Proj), Ser 2005A, 6.000%, 6–1–20	940	1,044
MO Dev Fin Board, Research Fac Rev Bonds (Midwest Research Institute Proj), Ser 2007, 4.500%, 11–1–27	3,500	3,538
St. Louis Cnty, MO, Rev Notes (Lambert Arpt Eastn Perimeter Redev Proj-RPA1), Sr Ser B, 9.000%, 11–1–31	3,000	3,199
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7–15–36 (B)	1,500	569
0.000%, 7–15–37 (B)	2,500	904
Stone Canyon Cmnty Impvt Dist, Independence, MO, Rev Bonds (Pub Infra Impvt Proj), Ser 2007, 5.750%, 4–1–27 (C)	1,250	620
The Elm Point Commons Cmnty Impvt Dist (St. Charles, MO), Spl Assmt Bonds, Ser 2007, 5.750%, 3–1–27	1,420	1,465
The Indl Dev Auth of Branson, MO, Tax Incr Rev Bonds (Branson Shoppes Redev Proj), Ser 2006A, 5.950%, 11–1–29	2,800	2,858
The Indl Dev Auth of Bridgeton, MO, Sales Tax Rev Bonds (Hilltop Cmnty Impvt Dist Proj), Ser 2008A, 5.875%, 11–1–35	2,500	2,314
The Indl Dev Auth of Grandview, MO, Tax Incr Rev Bonds (Grandview Crossing Proj 1), Ser 2006, 5.750%, 12–1–28 (C)	1,000	247

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
The Indl Dev Auth of Kansas City, MO, Hlth Care Fac First Mtg Rev Bonds (The Bishop Spencer Place Proj), Ser 1994:
6.250%, 1–1–24	$4,145	$4,167
6.500%, 1–1–35	3,000	3,012
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007, 5.750%, 3–1–29	1,185	1,199
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C, 6.000%, 9–1–24 (C)	3,790	246
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007, 6.850%, 4–1–29	3,000	3,107
The Indl Dev Auth of St. Joseph, MO, Hlthcare Rev Bonds (Living Cmnty of St. Joseph Proj), Ser 2002, 7.000%, 8–15–32	6,000	6,005

		57,221

Nebraska – 1.3%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9–1–37	8,000	8,775
5.000%, 9–1–42	2,000	2,140

		10,915

Nevada – 1.2%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A, 8.000%, 6–15–30	5,000	5,810
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008, 8.000%, 12–1–38	3,000	3,543

		9,353

New Jersey – 1.5%
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 1999, 5.125%, 9–15–23	2,000	2,127
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B, 7.500%, 12–1–32	2,500	3,235
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A, 5.000%, 6–1–41	8,980	6,654

		12,016

MUNICIPAL BONDS (Continued)	Principal	Value
New York – 1.8%
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2007A:
6.500%, 1–1–27 (C)	$1,500	$1,095
6.700%, 1–1–43 (C)	5,000	3,650
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2007C, 10.000%, 1–1–28 (A)(C)	2,905	2,121
Suffolk Cnty Indl Dev Agy, Assisted Living Fac Rev Bonds (Medford Hamlet Assisted Living Proj), Ser 2005, 6.375%, 1–1–39	1,800	1,814
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012, 6.500%, 1–1–46	6,015	5,839

		14,519

Ohio – 0.7%
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009, 7.500%, 12–1–33	3,500	4,067
Summit Cnty Port Auth, OH (Cleveland – Flats East Dev Proj), Ser 2010B, 6.875%, 5–15–40	1,250	1,366

		5,433

Oklahoma – 0.8%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005:
6.125%, 11–15–25	2,000	2,031
6.000%, 11–15–38	4,550	4,581

		6,612

Oregon – 1.3%
Hosp Fac Auth of Deschutes Cnty, OR, Hosp Rev Rfdg Bonds (Cascade Hlthcare Cmnty, Inc.), Ser 2008, 8.250%, 1–1–38	4,000	4,865
Port of Portland, OR, Portland Intl Arpt Passenger Fac Charge Rev Bonds, Ser 2011A, 5.500%, 7–1–30	5,000	5,689

		10,554

2014	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania – 1.8%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B, 7.250%, 7–1–39	$3,000	$3,527
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2012, 5.250%, 1–1–41	3,000	3,053
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A, 6.125%, 8–15–40	6,540	6,298
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992:
7.300%, 7–1–12 (C)	1,850	549
7.350%, 7–1–22 (C)	3,400	1,010

		14,437

Puerto Rico – 3.3%
Cmnwlth of PR, GO Bonds of 2014, Ser A, 8.000%, 7–1–35	5,000	4,408
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A:
5.750%, 7–1–28	2,000	1,540
5.500%, 7–1–39	3,750	2,752
PR Aqueduct and Sewer Auth, Rev Bonds, Ser 2012A (Sr Lien), 5.750%, 7–1–37	1,000	743
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX, 5.250%, 7–1–40	2,000	1,190
PR Elec Power Auth, Power Rev Bonds, Ser 2013A, 7.000%, 7–1–43	13,000	7,734
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2009A, 6.375%, 8–1–39	5,000	4,208
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010A:
5.375%, 8–1–39	5,000	3,797
5.500%, 8–1–42	1,000	763

		27,135

South Carolina – 0.7%
SC Jobs – Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn LLC Proj), Ser 2009A, 6.500%, 4–1–42	5,000	5,781

MUNICIPAL BONDS (Continued)	Principal	Value
Tennessee – 0.7%
Upper Cumberland Gas Util Dist (Cumberland Cnty, TN), Gas Sys Rev Rfdg Bonds, Ser 2005:
6.800%, 5–1–19	$1,720	$1,759
6.900%, 5–1–29	3,750	3,814

		5,573

Texas – 15.7%
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010, 6.200%, 7–1–45	1,750	1,938
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Bonds, Ser 2009A, 9.500%, 3–1–33	3,500	4,333
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1–1–36 (B)	2,000	712
0.000%, 1–1–40 (B)	1,500	422
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013A, 5.000%, 11–1–45	5,500	5,796
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013B, 5.000%, 11–1–44	5,000	5,485
Grand Prkwy Trans Corp., First Tier Toll Rev Bonds, Ser 2013A, 5.500%, 4–1–53	10,000	11,169
Grand Prkwy Trans Corp., Sub Tier Toll Rev Bonds, Ser 2013B (TELA Supported), 5.000%, 4–1–53	5,000	5,428
Hackberry, TX, Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A, 9.000%, 9–1–38	3,000	3,378
Harris Cnty Cultural Edu Fac Fin Corp., Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009, 7.000%, 8–15–28	4,500	4,884
HFDC of Cent TX, Inc., Ret Fac Rev Bonds (The Vlg at Gleannloch Farms, Inc. Proj), Ser 2006A:
5.250%, 2–15–15	710	718
5.500%, 2–15–27	1,500	1,526
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008, 6.000%, 2–15–38	1,600	1,627
La Vernia Higher Edu Fin Corp. (KIPP, Inc.), Ser 2009A, 6.375%, 8–15–44	2,000	2,265

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
La Vernia Higher Edu Fin Corp. (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009, 9.000%, 8–15–38	$5,205	$6,047
Lubbock Hlth Fac Dev Corp., First Mtg Rev and Rfdg Bonds (Carillon Sr Life Care Cmnty Proj), Ser 2005A, 6.625%, 7–1–36	6,000	6,192
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011, 6.875%, 12–1–24	2,000	2,109
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.250%, 8–15–29	900	1,015
6.500%, 8–15–39	1,800	2,047
Tarrant Cnty Cultural Edu Fac Fin Corp., Charter Sch Rev Bonds (Trinity Basin Preparatory Proj), Ser 2009A:
7.300%, 6–1–29	475	580
7.750%, 6–1–39	1,200	1,525
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (NW Sr Hsng Corp. – Edgemere Proj), Ser 2006A, 6.000%, 11–15–36	6,000	6,184
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007, 5.750%, 11–15–37	6,000	6,120
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
8.125%, 11–15–39	750	724
8.250%, 11–15–44	7,000	6,802
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012, 5.000%, 12–15–32	1,000	1,072
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009, 6.875%, 12–31–39	9,750	11,540
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–32	1,500	1,868
7.000%, 6–30–40	6,000	7,232

68	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A, 6.200%, 2–15–40	$5,400	$6,115
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Odyssey Academy, Inc.), Ser 2010A, 7.125%, 2–15–40	3,000	3,373
TX Trans Comsn Cent TX Tpk Sys, First Tier Rev Rfdg Bonds, Ser 2012-A, 5.000%, 8–15–41	6,445	6,951

		127,177

Utah – 0.3%
Muni Bldg Auth of Uintah Cnty, UT, Lease Rev Bonds, Ser 2008A, 5.500%, 6–1–37	2,000	2,142

Virginia – 4.7%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A:
6.000%, 6–1–43	3,911	3,569
2.000%, 10–1–48	1,265	26
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A, 8.000%, 7–1–38	4,865	5,793
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007, 0.000%, 9–1–41(B)	821	119
Marquis Cmnty Dev Auth, Rev Bonds, Ser 2007, 5.625%, 9–1–41	2,779	2,628
Norfolk Redev and Hsng Auth, First Mtg Rev Bonds (Fort Norfolk Ret Cmnty, Inc. – Harbor’s Edge Proj), Ser 2004A:
6.000%, 1–1–25	1,050	1,051
6.125%, 1–1–35	3,640	3,642
Norfolk Redev and Hsng Auth, Multifam Rental Hsng Fac Rev Bonds (1016 L.P. –Sussex Apt Proj), Ser 1996, 8.000%, 9–1–26	2,075	2,078
VA Small Business Fin Auth, Sr Lien Rev Bonds (95 Express Lanes LLC Proj), Ser 2012, 5.000%, 7–1–34	4,590	4,823

MUNICIPAL BONDS (Continued)	Principal	Value
Virginia (Continued)
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1–1–37	$2,000	$2,265
5.500%, 1–1–42	11,000	11,905

		37,899

Washington – 0.9%
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008, 6.625%, 12–1–21	2,075	2,306
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008, 7.375%, 3–1–38	4,100	5,028

		7,334

Wisconsin – 0.8%
Pub Fin Auth, Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B, 5.000%, 7–1–42	4,500	4,610
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A:
6.125%, 6–1–35	1,000	1,119
6.125%, 6–1–39	1,000	1,112

		6,841

Wyoming – 0.5%
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A, 5.500%, 1–1–38	4,000	4,453

TOTAL MUNICIPAL BONDS – 93.6%		$758,731
(Cost: $732,271)

SHORT-TERM SECURITIES

Commercial Paper – 1.9%
Kroger Co. (The):
0.170%, 10–1–14 (D)	3,177	3,177
0.230%, 10–24–14 (D)	5,000	4,999
St. Jude Medical, Inc., 0.170%, 10–6–14 (D)	7,000	7,000

		15,176

Master Note – 0.9%
Toyota Motor Credit Corp., 0.102%, 10–7–14 (E)	7,266	7,266

Municipal Obligations – 2.0%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.), 0.030%, 10–7–14 (E)	1,300	1,300

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
CA Infra and Econ Dev Bank, Var Rate Dnd Rfdg Rev Bds (LA Cnty Mus of Nat Hist Fndtn), Ser 2008A (GTD by Wells Fargo Bank N.A.), 0.020%, 10–1–14 (E)	$3,000	$3,000
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.), 0.070%, 10–7–14 (E)	1,300	1,300
City of Chicago, GO Var Rate Demand Bonds, Ser 2003B-1 (GTD by JPMorgan Chase & Co.), 0.050%, 10–7–14 (E)	5,000	5,000
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2005 (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (E)	2,600	2,600
Greenville Hosp Sys Board of Trustees, Hosp Rfdg Rev Bonds, Ser 2008B (GTD by U.S. Bank N.A.), 0.040%, 10–7–14 (E)	1,000	1,000
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.), 0.040%, 10–7–14 (E)	2,000	2,000

		16,200

TOTAL SHORT-TERM SECURITIES – 4.8%		$38,642
(Cost: $38,642)

TOTAL INVESTMENT SECURITIES – 98.4%		$797,373
(Cost: $770,913)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.6%		13,125

NET ASSETS – 100.0%		$810,498

2014	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2014

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

(B)	Zero coupon bond.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Rate shown is the yield to maturity at September 30, 2014.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$758,706	$25
Short-Term Securities	—	38,642	—
Total	$—	$797,348	$25

During the period ended September 30, 2014, securities totaling $5,963 were transferred from Level 3 to Level 2 due to the increased availability of observable market data due to increased market activity or information for these securities. Securities totaling $591 were transferred from Level 2 to Level 3 due to the lack of observable market data due to decreased market activity or information for these securities. There were no transfers between Levels 1 and 2 during the period ended September 30, 2014.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

FHA = Federal Housing Administration

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2014

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF SEPTEMBER 30, 2014

(In thousands, except per share amounts)	Bond Fund	Cash Management		Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
ASSETS
Investments in unaffiliated securities at value+	$1,276,590	$1,285,427		$852,634	$256,167	$2,325,859	$855,545	$797,373
Investments at Value	1,276,590	1,285,427		852,634	256,167	2,325,859	855,545	797,373
Cash	1	1,528		6,993	890	6,945	1	1
Cash denominated in foreign currencies at value+	—	—		—	—	14	—	—
Investment securities sold receivable	—	—		—	—	42,692	—	—
Dividends and interest receivable	11,406	354		11,178	1,253	38,098	9,776	13,857
Capital shares sold receivable	1,288	25,186		772	331	2,283	857	771
Receivable from affiliates	—	3,993		—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—		—	—	369	—	—
Variation margin receivable	173	—		—	26	—	—	—
Prepaid and other assets	61	75		54	36	124	55	175
Total Assets	1,289,519	1,316,563		871,631	258,703	2,416,384	866,234	812,177

LIABILITIES
Investment securities purchased payable	7,976	—		16,914	—	49,955	—	—
Capital shares redeemed payable	2,213	38,713		980	679	3,560	934	1,232
Distributions payable	—	66		—	62	758	—	214
Independent Trustees and Chief Compliance Officer fees payable	234	272		108	83	263	178	127
Distribution and service fees payable	9	—	*	6	2	15	6	6
Shareholder servicing payable	251	421		205	62	358	65	63
Investment management fee payable	16	14		14	3	35	11	11
Accounting services fee payable	22	21		18	8	22	18	17
Unrealized depreciation on forward foreign currency contracts	—	—		137	—	—	—	—
Other liabilities	10	11		129	4	31	7	9
Total Liabilities	10,731	39,518		18,511	903	54,997	1,219	1,679
Total Net Assets	$1,278,788	$1,277,045		$853,120	$257,800	$2,361,387	$865,015	$810,498

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,245,840	$1,277,448		$858,607	$259,080	$2,306,173	$795,381	$804,045
Undistributed net investment income	1,762	—		2,402	—	1	1,594	1,324
Accumulated net realized gain (loss)	(7,718)	(403)		(9,159)	(4,048)	43,861	(6,217)	(21,331)
Net unrealized appreciation	38,904	—		1,270	2,768	11,352	74,257	26,460
Total Net Assets	$1,278,788	$1,277,045		$853,120	$257,800	$2,361,387	$865,015	$810,498

CAPITAL SHARES OUTSTANDING:
Class A	195,263	1,271,756		201,912	45,243	262,930	111,923	159,260
Class B	689	730		814	275	1,185	119	262
Class C	1,694	4,962		2,780	960	6,626	1,994	4,952
Class Y	3,946	N/A		13,340	453	43,205	N/A	N/A

NET ASSET VALUE PER SHARE:
Class A	$6.34	$1.00		$3.90	$5.49	$7.52	$7.59	$4.93
Class B	$6.34	$1.00		$3.89	$5.49	$7.52	$7.57	$4.93
Class C	$6.34	$1.00		$3.90	$5.49	$7.52	$7.58	$4.93
Class Y	$6.35	N/A		$3.90	$5.49	$7.52	N/A	N/A

+COST
Investments in unaffiliated securities at cost	$1,238,487	$1,285,427		$851,134	$253,567	$2,314,866	$781,288	$770,913
Cash denominated in foreign currencies at cost	—	—		—	—	14	—	—

*Not	shown due to rounding.

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	71

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED SEPTEMBER 30, 2014

(In thousands)	Bond Fund	Cash Management	Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$—	$4,432	$—	$1,161	$—	$—
Foreign dividend withholding tax	—	—	(122)	—	—	—	—
Interest and amortization from unaffiliated securities	46,384	2,444	37,985	7,106	172,682	34,930	45,814
Total Investment Income	46,384	2,444	42,295	7,106	173,843	34,930	45,814

EXPENSES
Investment management fee	6,152	5,176	5,242	1,439	12,855	4,365	3,930
Distribution and service fees:
Class A	3,178	—	1,972	695	4,803	2,078	1,839
Class B	53	12	37	18	104	10	15
Class C	121	68	118	55	507	160	245
Shareholder servicing:
Class A	2,575	4,280	2,071	669	3,099	651	612
Class B	38	6	30	12	54	3	4
Class C	45	9	40	17	92	29	41
Class Y	35	N/A	74	4	470	N/A	N/A
Registration fees	99	117	95	67	129	72	74
Custodian fees	23	26	25	11	29	14	15
Independent Trustees and Chief Compliance Officer fees	112	123	63	32	163	80	63
Accounting services fee	260	256	216	97	260	212	193
Professional fees	58	50	63	21	101	75	180
Other	89	168	72	26	110	52	52
Total Expenses	12,838	10,291	10,118	3,163	22,776	7,801	7,263
Less:
Expenses in excess of limit	(165)	(8,106)	(175)	(165)	(250)	(308)	(222)
Total Net Expenses	12,673	2,185	9,943	2,998	22,526	7,493	7,041
Net Investment Income	33,711	259	32,352	4,108	151,317	27,437	38,773

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	8,154	8	(1,297)	(218)	51,188	(2,671)	(467)
Futures contracts	(10,374)	—	—	(2,500)	—	—	—
Forward foreign currency contracts	—	—	(1,189)	—	(356)	—	—
Foreign currency exchange transactions	—	—	(197)	—	72	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	4,068	—	6,929	1,292	(40,583)	36,397	41,375
Futures contracts	3,802	—	—	884	—	—	—
Forward foreign currency contracts	—	—	(8)	—	399	—	—
Foreign currency exchange transactions	—	—	(84)	—	(99)	—	—
Net Realized and Unrealized Gain (Loss)	5,650	8	4,154	(542)	10,621	33,726	40,908
Net Increase in Net Assets Resulting from Operations	$39,361	$267	$36,506	$3,566	$161,938	$61,163	$79,681

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2014

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Bond Fund		Cash Management		Global Bond Fund
(In thousands)	Year ended 9-30-14	Year ended 9-30-13	Year ended 9-30-14	Year ended 9-30-13	Year ended 9-30-14	Year ended 9-30-13
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$33,711	$37,238	$259	$227	$32,352	$34,859
Net realized gain (loss) on investments	(2,220)	7,331	8	7	(2,683)	(6,672)
Net change in unrealized appreciation (depreciation)	7,870	(85,443)	—	—	6,837	(16,478)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,361	(40,874)	267	234	36,506	11,709
Distributions to Shareholders From:
Net investment income:
Class A	(35,945)	(39,933)	(257)	(226)	(30,476)	(33,204)
Class B	(81)	(108)	— *	— *	(97)	(157)
Class C	(233)	(304)	(2)	(1)	(361)	(445)
Class Y	(736)	(877)	N/A	N/A	(2,087)	(1,864)
Net realized gains:
Class A	—	—	—	—	—	(4,805)
Class B	—	—	—	—	—	(35)
Class C	—	—	—	—	—	(83)
Class Y	—	—	N/A	N/A	—	(251)
Total Distributions to Shareholders	(36,995)	(41,222)	(259)	(227)	(33,021)	(40,844)
Capital Share Transactions	(123,766)	(166,266)	(22,906)	232,913	(627)	24,210
Net Increase (Decrease) in Net Assets	(121,400)	(248,362)	(22,898)	232,920	2,858	(4,925)
Net Assets, Beginning of Period	1,400,188	1,648,550	1,299,943	1,067,023	850,262	855,187
Net Assets, End of Period	$1,278,788	$1,400,188	$1,277,045	$1,299,943	$853,120	$850,262
Undistributed net investment income	$1,762	$2,499	$—	$—	$2,402	$3,993

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	73

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Government Securities Fund		High Income Fund
(In thousands)	Year ended 9-30-14	Year ended 9-30-13	Year ended 9-30-14	Year ended 9-30-13
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,108	$5,747	$151,317	$148,658
Net realized gain (loss) on investments	(2,718)	924	50,904	66,868
Net change in unrealized appreciation (depreciation)	2,176	(23,518)	(40,283)	(9,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,566	(16,847)	161,938	206,526
Distributions to Shareholders From:
Net investment income:
Class A	(4,717)	(6,774)	(127,025)	(125,972)
Class B	(9)	(14)	(578)	(792)
Class C	(46)	(81)	(2,968)	(2,846)
Class Y	(50)	(279)	(21,618)	(19,192)
Net realized gains:
Class A	—	(2,196)	(44,351)	—
Class B	—	(15)	(268)	—
Class C	—	(53)	(1,196)	—
Class Y	—	(92)	(7,153)	—
Total Distributions to Shareholders	(4,822)	(9,504)	(205,157)	(148,802)
Capital Share Transactions	(88,054)	(116,531)	279,604	235,118
Net Increase (Decrease) in Net Assets	(89,310)	(142,882)	236,385	292,842
Net Assets, Beginning of Period	347,110	489,992	2,125,002	1,832,160
Net Assets, End of Period	$257,800	$347,110	$2,361,387	$2,125,002
Undistributed (distributions in excess of) net investment income	$—	$—	$1	$(31)

See Accompanying Notes to Financial Statements.

74	ANNUAL REPORT	2014

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Municipal Bond Fund		Municipal High Income Fund
(In thousands)	Year ended 9-30-14	Year ended 9-30-13	Year ended 9-30-14	Year ended 9-30-13
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$27,437	$30,242	$38,773	$37,796
Net realized gain (loss) on investments	(2,671)	194	(467)	(977)
Net change in unrealized appreciation (depreciation)	36,397	(59,186)	41,375	(60,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,163	(28,750)	79,681	(23,677)
Distributions to Shareholders From:
Net investment income:
Class A	(28,159)	(28,700)	(37,293)	(36,410)
Class B	(23)	(26)	(61)	(64)
Class C	(406)	(495)	(1,037)	(1,233)
Class Y	N/A	N/A	N/A	N/A
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	N/A	N/A	N/A	N/A
Total Distributions to Shareholders	(28,588)	(29,221)	(38,391)	(37,707)
Capital Share Transactions	(46,505)	(28,271)	46,960	(41,123)
Net Increase (Decrease) in Net Assets	(13,930)	(86,242)	88,250	(102,507)
Net Assets, Beginning of Period	878,945	965,187	722,248	824,755
Net Assets, End of Period	$865,015	$878,945	$810,498	$722,248
Undistributed net investment income	$1,594	$2,745	$1,324	$942

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	75

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$6.33	$0.16	$0.03	$0.19	$(0.18)	$—	$(0.18)
Year ended 9-30-2013	6.67	0.15	(0.32)	(0.17)	(0.17)	—	(0.17)
Year ended 9-30-2012	6.46	0.18	0.23	0.41	(0.20)	—	(0.20)
Year ended 9-30-2011	6.42	0.17	0.06	0.23	(0.19)	—	(0.19)
Year ended 9-30-2010	6.13	0.15	0.37	0.52	(0.23)	—	(0.23)
Class B Shares(4)
Year ended 9-30-2014	6.33	0.08	0.03	0.11	(0.10)	—	(0.10)
Year ended 9-30-2013	6.66	0.07	(0.31)	(0.24)	(0.09)	—	(0.09)
Year ended 9-30-2012	6.45	0.10	0.23	0.33	(0.12)	—	(0.12)
Year ended 9-30-2011	6.42	0.10	0.05	0.15	(0.12)	—	(0.12)
Year ended 9-30-2010	6.13	0.07	0.38	0.45	(0.16)	—	(0.16)
Class C Shares
Year ended 9-30-2014	6.33	0.10	0.03	0.13	(0.12)	—	(0.12)
Year ended 9-30-2013	6.66	0.09	(0.31)	(0.22)	(0.11)	—	(0.11)
Year ended 9-30-2012	6.45	0.12	0.23	0.35	(0.14)	—	(0.14)
Year ended 9-30-2011	6.42	0.12	0.04	0.16	(0.13)	—	(0.13)
Year ended 9-30-2010	6.13	0.08	0.38	0.46	(0.17)	—	(0.17)
Class Y Shares
Year ended 9-30-2014	6.34	0.18	0.03	0.21	(0.20)	—	(0.20)
Year ended 9-30-2013	6.67	0.17	(0.31)	(0.14)	(0.19)	—	(0.19)
Year ended 9-30-2012	6.46	0.20	0.23	0.43	(0.22)	—	(0.22)
Year ended 9-30-2011	6.42	0.19	0.05	0.24	(0.20)	—	(0.20)
Year ended 9-30-2010	6.13	0.15	0.38	0.53	(0.24)	—	(0.24)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

76	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$6.34	3.03%	$1,239	0.96%	2.58%	0.97%	2.57%	18%
Year ended 9-30-2013	6.33	-2.48	1,365	0.94	2.32	0.95	2.31	28
Year ended 9-30-2012	6.67	6.24	1,584	0.96	2.74	0.97	2.73	24
Year ended 9-30-2011	6.46	3.65	1,329	0.97	2.73	0.98	2.72	61
Year ended 9-30-2010	6.42	8.61	1,217	0.99	2.24	1.00	2.23	26
Class B Shares(4)
Year ended 9-30-2014	6.34	1.70	4	2.25	1.30	—	—	18
Year ended 9-30-2013	6.33	-3.70	6	2.20	1.06	—	—	28
Year ended 9-30-2012	6.66	5.12	10	2.18	1.55	—	—	24
Year ended 9-30-2011	6.45	2.34	12	2.12	1.60	—	—	61
Year ended 9-30-2010	6.42	7.52	21	2.04	1.21	—	—	26
Class C Shares
Year ended 9-30-2014	6.34	2.08	11	1.89	1.65	—	—	18
Year ended 9-30-2013	6.33	-3.35	14	1.84	1.42	—	—	28
Year ended 9-30-2012	6.66	5.44	20	1.85	1.85	—	—	24
Year ended 9-30-2011	6.45	2.58	17	1.87	1.84	—	—	61
Year ended 9-30-2010	6.42	7.69	20	1.87	1.37	—	—	26
Class Y Shares
Year ended 9-30-2014	6.35	3.33	25	0.67	2.87	—	—	18
Year ended 9-30-2013	6.34	-2.19	15	0.65	2.59	—	—	28
Year ended 9-30-2012	6.67	6.73	35	0.66	3.07	—	—	24
Year ended 9-30-2011	6.46	3.94	57	0.68	3.00	—	—	61
Year ended 9-30-2010	6.42	8.94	4	0.69	2.57	—	—	26

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	77

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CASH MANAGEMENT

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2014	$1.00	$0.00	$0.00	0.00	$—	*	$—		$—	*
Year ended 9-30-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class B Shares(4)
Year ended 9-30-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class C Shares(4)
Year ended 9-30-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2011	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 9-30-2010	1.00	0.00	0.00	0.00	—	*	—	*	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

78	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2014	$1.00	0.02%	$1,271	0.17%	0.02%	0.79%	-0.60%
Year ended 9-30-2013	1.00	0.02	1,290	0.25	0.02	0.82	-0.55
Year ended 9-30-2012	1.00	0.02	1,060	0.32	0.02	0.83	-0.49
Year ended 9-30-2011	1.00	0.02	1,097	0.34	0.02	0.79	-0.43
Year ended 9-30-2010	1.00	0.14	1,221	0.62	0.10	0.77	-0.05
Class B Shares(4)
Year ended 9-30-2014	1.00	0.02	1	0.17	0.02	1.99	-1.80
Year ended 9-30-2013	1.00	0.02	2	0.26	0.02	1.33	-1.05
Year ended 9-30-2012	1.00	0.02	2	0.31	0.02	1.98	-1.65
Year ended 9-30-2011	1.00	0.02	4	0.34	0.02	1.81	-1.45
Year ended 9-30-2010	1.00	0.09	7	0.70	0.07	1.72	-0.95
Class C Shares(4)
Year ended 9-30-2014	1.00	0.02	5	0.17	0.02	1.59	-1.40
Year ended 9-30-2013	1.00	0.02	8	0.24	0.02	1.63	-1.37
Year ended 9-30-2012	1.00	0.02	5	0.31	0.02	1.65	-1.32
Year ended 9-30-2011	1.00	0.02	9	0.34	0.02	1.67	-1.31
Year ended 9-30-2010	1.00	0.09	10	0.68	0.06	1.65	-0.91

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$3.88	$0.15	$0.02	$0.17	$(0.15)	$—	$(0.15)
Year ended 9-30-2013	4.01	0.16	(0.10)	0.06	(0.17)	(0.02)	(0.19)
Year ended 9-30-2012	3.88	0.17	0.13	0.30	(0.17)	—	(0.17)
Year ended 9-30-2011	4.05	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)
Year ended 9-30-2010	3.82	0.16	0.15	0.31	(0.08)	—	(0.08)
Class B Shares(4)
Year ended 9-30-2014	3.88	0.10	0.01	0.11	(0.10)	—	(0.10)
Year ended 9-30-2013	4.01	0.11	(0.10)	0.01	(0.12)	(0.02)	(0.14)
Year ended 9-30-2012	3.88	0.12	0.13	0.25	(0.12)	—	(0.12)
Year ended 9-30-2011	4.05	0.11	(0.18)	(0.07)	(0.10)	—	(0.10)
Year ended 9-30-2010	3.82	0.12	0.15	0.27	(0.04)	—	(0.04)
Class C Shares
Year ended 9-30-2014	3.88	0.12	0.02	0.14	(0.12)	—	(0.12)
Year ended 9-30-2013	4.01	0.13	(0.10)	0.03	(0.13)	(0.03)	(0.16)
Year ended 9-30-2012	3.88	0.13	0.13	0.26	(0.13)	—	(0.13)
Year ended 9-30-2011	4.05	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)
Year ended 9-30-2010	3.82	0.14	0.14	0.28	(0.05)	—	(0.05)
Class Y Shares
Year ended 9-30-2014	3.88	0.16	0.03	0.19	(0.17)	—	(0.17)
Year ended 9-30-2013	4.02	0.18	(0.12)	0.06	(0.18)	(0.02)	(0.20)
Year ended 9-30-2012	3.88	0.18	0.14	0.32	(0.18)	—	(0.18)
Year ended 9-30-2011	4.06	0.17	(0.19)	(0.02)	(0.16)	—	(0.16)
Year ended 9-30-2010	3.83	0.17	0.16	0.33	(0.10)	—	(0.10)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

80	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$3.90	4.48%	$787	1.17%	3.79%	1.19%	3.77%	27%
Year ended 9-30-2013	3.88	1.48	796	1.19	4.04	1.21	4.02	21
Year ended 9-30-2012	4.01	7.78	794	1.21	4.23	1.23	4.21	27
Year ended 9-30-2011	3.88	-0.72	778	1.18	3.93	1.20	3.91	30
Year ended 9-30-2010	4.05	8.24	762	1.19	4.09	1.21	4.07	28
Class B Shares(4)
Year ended 9-30-2014	3.89	2.87	3	2.45	2.51	2.47	2.49	27
Year ended 9-30-2013	3.88	0.26	4	2.42	2.82	2.44	2.80	21
Year ended 9-30-2012	4.01	6.51	6	2.37	3.07	2.39	3.05	27
Year ended 9-30-2011	3.88	-1.77	8	2.26	2.84	2.28	2.82	30
Year ended 9-30-2010	4.05	7.21	13	2.16	3.13	2.18	3.11	28
Class C Shares
Year ended 9-30-2014	3.90	3.63	11	2.00	2.96	2.02	2.94	27
Year ended 9-30-2013	3.88	0.62	12	2.00	3.22	2.02	3.20	21
Year ended 9-30-2012	4.01	6.89	14	2.03	3.40	2.05	3.38	27
Year ended 9-30-2011	3.88	-1.52	16	2.02	3.10	2.04	3.08	30
Year ended 9-30-2010	4.05	7.37	19	2.01	3.57	2.03	3.55	28
Class Y Shares
Year ended 9-30-2014	3.90	4.88	52	0.80	4.15	0.82	4.13	27
Year ended 9-30-2013	3.88	1.86	38	0.80	4.42	0.82	4.40	21
Year ended 9-30-2012	4.02	8.22	41	0.81	4.61	0.83	4.59	27
Year ended 9-30-2011	3.88	-0.59	45	0.81	4.31	0.83	4.29	30
Year ended 9-30-2010	4.06	8.63	3	0.82	4.19	0.84	4.17	28

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	81

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$5.51	$0.08	$(0.01)	$0.07	$(0.09)	$—	$(0.09)
Year ended 9-30-2013	5.85	0.07	(0.29)	(0.22)	(0.09)	(0.03)	(0.12)
Year ended 9-30-2012	5.89	0.10	0.03	0.13	(0.12)	(0.05)	(0.17)
Year ended 9-30-2011	5.90	0.14	0.07	0.21	(0.15)	(0.07)	(0.22)
Year ended 9-30-2010	5.68	0.18	0.22	0.40	(0.18)	—	(0.18)
Class B Shares(4)
Year ended 9-30-2014	5.51	0.01	0.00	0.01	(0.03)	—	(0.03)
Year ended 9-30-2013	5.85	0.01	(0.29)	(0.28)	(0.03)	(0.03)	(0.06)
Year ended 9-30-2012	5.89	0.03	0.03	0.06	(0.05)	(0.05)	(0.10)
Year ended 9-30-2011	5.90	0.08	0.07	0.15	(0.09)	(0.07)	(0.16)
Year ended 9-30-2010	5.68	0.12	0.22	0.34	(0.12)	—	(0.12)
Class C Shares
Year ended 9-30-2014	5.51	0.03	0.00	0.03	(0.05)	—	(0.05)
Year ended 9-30-2013	5.85	0.03	(0.29)	(0.26)	(0.05)	(0.03)	(0.08)
Year ended 9-30-2012	5.89	0.05	0.03	0.08	(0.07)	(0.05)	(0.12)
Year ended 9-30-2011	5.90	0.09	0.07	0.16	(0.10)	(0.07)	(0.17)
Year ended 9-30-2010	5.68	0.13	0.22	0.35	(0.13)	—	(0.13)
Class Y Shares
Year ended 9-30-2014	5.51	0.10	(0.01)	0.09	(0.11)	—	(0.11)
Year ended 9-30-2013	5.85	0.09	(0.29)	(0.20)	(0.11)	(0.03)	(0.14)
Year ended 9-30-2012	5.89	0.11	0.03	0.14	(0.13)	(0.05)	(0.18)
Year ended 9-30-2011	5.90	0.14	0.09	0.23	(0.17)	(0.07)	(0.24)
Year ended 9-30-2010	5.68	0.19	0.22	0.41	(0.19)	—	(0.19)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

82	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$5.49	1.35%	$249	1.02%	1.45%	1.06%	1.41%	3%
Year ended 9-30-2013	5.51	-3.80	336	1.00	1.31	1.06	1.25	26
Year ended 9-30-2012	5.85	2.20	456	0.99	1.65	1.05	1.59	37
Year ended 9-30-2011	5.89	3.84	415	1.01	2.44	1.07	2.38	77
Year ended 9-30-2010	5.90	7.03	402	1.00	2.95	1.06	2.89	60
Class B Shares(4)
Year ended 9-30-2014	5.49	0.13	2	2.23	0.24	2.27	0.20	3
Year ended 9-30-2013	5.51	-4.88	2	2.13	0.18	2.17	0.14	26
Year ended 9-30-2012	5.85	1.06	4	2.13	0.53	2.17	0.49	37
Year ended 9-30-2011	5.89	2.69	5	2.10	1.34	2.14	1.30	77
Year ended 9-30-2010	5.90	6.02	8	1.95	2.03	1.99	1.99	60
Class C Shares
Year ended 9-30-2014	5.49	0.49	5	1.87	0.60	1.91	0.56	3
Year ended 9-30-2013	5.51	-4.56	7	1.79	0.52	1.83	0.48	26
Year ended 9-30-2012	5.85	1.37	11	1.81	0.83	1.85	0.79	37
Year ended 9-30-2011	5.89	2.97	10	1.84	1.60	1.88	1.56	77
Year ended 9-30-2010	5.90	6.18	13	1.81	2.18	1.85	2.14	60
Class Y Shares
Year ended 9-30-2014	5.49	1.67	2	0.69	1.78	0.73	1.74	3
Year ended 9-30-2013	5.51	-3.50	2	0.69	1.63	0.73	1.59	26
Year ended 9-30-2012	5.85	2.53	19	0.68	1.97	0.72	1.93	37
Year ended 9-30-2011	5.89	4.17	28	0.69	2.67	0.73	2.63	77
Year ended 9-30-2010	5.90	7.37	3	0.70	3.30	0.74	3.26	60

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	83

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$7.66	$0.51	$0.05	$0.56	$(0.51)	$(0.19)	$(0.70)
Year ended 9-30-2013	7.43	0.56	0.24	0.80	(0.57)	—	(0.57)
Year ended 9-30-2012	6.61	0.56	0.83	1.39	(0.57)	—	(0.57)
Year ended 9-30-2011	6.92	0.55	(0.31)	0.24	(0.55)	—	(0.55)
Year ended 9-30-2010	6.56	0.55	0.36	0.91	(0.55)	—	(0.55)
Class B Shares(4)
Year ended 9-30-2014	7.66	0.42	0.05	0.47	(0.42)	(0.19)	(0.61)
Year ended 9-30-2013	7.43	0.48	0.23	0.71	(0.48)	—	(0.48)
Year ended 9-30-2012	6.61	0.49	0.82	1.31	(0.49)	—	(0.49)
Year ended 9-30-2011	6.92	0.47	(0.31)	0.16	(0.47)	—	(0.47)
Year ended 9-30-2010	6.56	0.48	0.36	0.84	(0.48)	—	(0.48)
Class C Shares
Year ended 9-30-2014	7.66	0.45	0.05	0.50	(0.45)	(0.19)	(0.64)
Year ended 9-30-2013	7.43	0.50	0.24	0.74	(0.51)	—	(0.51)
Year ended 9-30-2012	6.61	0.51	0.83	1.34	(0.52)	—	(0.52)
Year ended 9-30-2011	6.92	0.49	(0.31)	0.18	(0.49)	—	(0.49)
Year ended 9-30-2010	6.56	0.50	0.36	0.86	(0.50)	—	(0.50)
Class Y Shares
Year ended 9-30-2014	7.66	0.53	0.05	0.58	(0.53)	(0.19)	(0.72)
Year ended 9-30-2013	7.43	0.58	0.24	0.82	(0.59)	—	(0.59)
Year ended 9-30-2012	6.61	0.59	0.82	1.41	(0.59)	—	(0.59)
Year ended 9-30-2011	6.92	0.57	(0.31)	0.26	(0.57)	—	(0.57)
Year ended 9-30-2010	6.56	0.57	0.36	0.93	(0.57)	—	(0.57)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

84	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$7.52	7.47%	$1,977	1.00%	6.57%	1.01%	6.56%	65%
Year ended 9-30-2013	7.66	11.01	1,782	1.03	7.39	1.04	7.38	92
Year ended 9-30-2012	7.43	21.79	1,566	1.07	7.97	1.09	7.95	81
Year ended 9-30-2011	6.61	3.22	1,232	1.08	7.74	1.10	7.72	98
Year ended 9-30-2010	6.92	14.46	1,222	1.09	8.20	1.11	8.18	97
Class B Shares(4)
Year ended 9-30-2014	7.52	6.29	9	2.11	5.50	2.12	5.49	65
Year ended 9-30-2013	7.66	9.78	11	2.14	6.31	2.15	6.30	92
Year ended 9-30-2012	7.43	20.45	14	2.19	6.90	2.21	6.88	81
Year ended 9-30-2011	6.61	2.11	15	2.15	6.65	2.17	6.63	98
Year ended 9-30-2010	6.92	13.28	21	2.14	7.15	2.16	7.13	97
Class C Shares
Year ended 9-30-2014	7.52	6.65	50	1.77	5.81	1.78	5.80	65
Year ended 9-30-2013	7.66	10.15	47	1.80	6.60	1.81	6.59	92
Year ended 9-30-2012	7.43	20.83	38	1.87	7.16	1.89	7.14	81
Year ended 9-30-2011	6.61	2.38	28	1.89	6.92	1.91	6.90	98
Year ended 9-30-2010	6.92	13.53	29	1.91	7.39	1.93	7.37	97
Class Y Shares
Year ended 9-30-2014	7.52	7.76	325	0.73	6.83	0.74	6.82	65
Year ended 9-30-2013	7.66	11.33	285	0.75	7.66	0.76	7.65	92
Year ended 9-30-2012	7.43	22.16	214	0.77	8.27	0.79	8.25	81
Year ended 9-30-2011	6.61	3.53	127	0.77	8.04	0.79	8.02	98
Year ended 9-30-2010	6.92	14.82	110	0.78	8.51	0.80	8.49	97

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	85

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$7.30	$0.24	$0.30	$0.54	$(0.25)	$—	$(0.25)
Year ended 9-30-2013	7.74	0.24	(0.45)	(0.21)	(0.23)	—	(0.23)
Year ended 9-30-2012	7.36	0.28	0.38	0.66	(0.28)	—	(0.28)
Year ended 9-30-2011	7.42	0.30	(0.06)	0.24	(0.30)	—	(0.30)
Year ended 9-30-2010	7.27	0.30	0.15	0.45	(0.30)	—	(0.30)
Class B Shares(4)
Year ended 9-30-2014	7.29	0.17	0.29	0.46	(0.18)	—	(0.18)
Year ended 9-30-2013	7.72	0.16	(0.44)	(0.28)	(0.15)	—	(0.15)
Year ended 9-30-2012	7.35	0.20	0.37	0.57	(0.20)	—	(0.20)
Year ended 9-30-2011	7.41	0.23	(0.06)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.23	0.15	0.38	(0.23)	—	(0.23)
Class C Shares
Year ended 9-30-2014	7.29	0.18	0.30	0.48	(0.19)	—	(0.19)
Year ended 9-30-2013	7.73	0.17	(0.44)	(0.27)	(0.17)	—	(0.17)
Year ended 9-30-2012	7.35	0.21	0.38	0.59	(0.21)	—	(0.21)
Year ended 9-30-2011	7.41	0.24	(0.07)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.24	0.15	0.39	(0.24)	—	(0.24)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

86	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$7.59	7.56%	$849	0.87%	3.25%	0.90%	3.22%	5%
Year ended 9-30-2013	7.30	-2.69	860	0.86	3.09	0.89	3.06	9
Year ended 9-30-2012	7.74	8.95	942	0.86	3.62	0.90	3.58	7
Year ended 9-30-2011	7.36	3.40	774	0.87	4.22	0.91	4.18	5
Year ended 9-30-2010	7.42	6.45	741	0.87	4.15	0.91	4.11	13
Class B Shares(4)
Year ended 9-30-2014	7.57	6.36	1	1.84	2.29	1.87	2.26	5
Year ended 9-30-2013	7.29	-3.67	1	1.88	2.07	1.90	2.05	9
Year ended 9-30-2012	7.72	7.86	1	1.85	2.66	1.87	2.64	7
Year ended 9-30-2011	7.35	2.41	2	1.84	3.25	1.87	3.22	5
Year ended 9-30-2010	7.41	5.44	2	1.82	3.21	1.85	3.18	13
Class C Shares
Year ended 9-30-2014	7.58	6.63	15	1.73	2.39	1.76	2.36	5
Year ended 9-30-2013	7.29	-3.50	18	1.70	2.24	1.72	2.22	9
Year ended 9-30-2012	7.73	7.99	22	1.73	2.73	1.75	2.71	7
Year ended 9-30-2011	7.35	2.50	13	1.75	3.34	1.78	3.31	5
Year ended 9-30-2010	7.41	5.54	14	1.73	3.28	1.76	3.25	13

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	87

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2014	$4.67	$0.24	$0.26	$0.50	$(0.24)	$—	$(0.24)
Year ended 9-30-2013	5.03	0.23	(0.36)	(0.13)	(0.23)	—	(0.23)
Year ended 9-30-2012	4.74	0.24	0.29	0.53	(0.24)	—	(0.24)
Year ended 9-30-2011	4.87	0.26	(0.12)	0.14	(0.27)	—	(0.27)
Year ended 9-30-2010	4.70	0.26	0.17	0.43	(0.26)	—	(0.26)
Class B Shares(4)
Year ended 9-30-2014	4.67	0.20	0.25	0.45	(0.19)	—	(0.19)
Year ended 9-30-2013	5.03	0.18	(0.36)	(0.18)	(0.18)	—	(0.18)
Year ended 9-30-2012	4.74	0.20	0.29	0.49	(0.20)	—	(0.20)
Year ended 9-30-2011	4.87	0.22	(0.13)	0.09	(0.22)	—	(0.22)
Year ended 9-30-2010	4.70	0.22	0.17	0.39	(0.22)	—	(0.22)
Class C Shares
Year ended 9-30-2014	4.67	0.20	0.26	0.46	(0.20)	—	(0.20)
Year ended 9-30-2013	5.03	0.19	(0.36)	(0.17)	(0.19)	—	(0.19)
Year ended 9-30-2012	4.74	0.20	0.29	0.49	(0.20)	—	(0.20)
Year ended 9-30-2011	4.87	0.22	(0.12)	0.10	(0.23)	—	(0.23)
Year ended 9-30-2010	4.70	0.23	0.16	0.39	(0.22)	—	(0.22)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

88	ANNUAL REPORT	2014

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2014	$4.93	11.03%	$785	0.90%	5.12%	0.93%	5.09%	8%
Year ended 9-30-2013	4.67	-2.80	693	0.89	4.57	0.91	4.55	19
Year ended 9-30-2012	5.03	11.51	791	0.89	4.95	0.92	4.92	6
Year ended 9-30-2011	4.74	3.11	639	0.89	5.65	0.92	5.62	14
Year ended 9-30-2010	4.87	9.49	658	0.89	5.62	0.93	5.58	16
Class B Shares(4)
Year ended 9-30-2014	4.93	9.95	1	1.88	4.15	1.91	4.12	8
Year ended 9-30-2013	4.67	-3.75	2	1.88	3.58	1.90	3.56	19
Year ended 9-30-2012	5.03	10.45	2	1.84	4.03	1.87	4.00	6
Year ended 9-30-2011	4.74	2.16	2	1.83	4.72	1.86	4.69	14
Year ended 9-30-2010	4.87	8.51	3	1.79	4.71	1.82	4.68	16
Class C Shares
Year ended 9-30-2014	4.93	10.11	24	1.73	4.29	1.76	4.26	8
Year ended 9-30-2013	4.67	-3.58	27	1.70	3.76	1.72	3.74	19
Year ended 9-30-2012	5.03	10.58	32	1.72	4.10	1.75	4.07	6
Year ended 9-30-2011	4.74	2.23	21	1.75	4.80	1.78	4.77	14
Year ended 9-30-2010	4.87	8.56	23	1.74	4.76	1.77	4.73	16

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	89

NOTES TO FINANCIAL STATEMENTS

Waddell & Reed Advisors Funds	SEPTEMBER 30, 2014

1.	ORGANIZATION

Waddell & Reed Advisors Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a “Fund”) are seven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (“WRIMCO” or the “Manager”).

Each Fund (except Cash Management, Municipal Bond Fund and Municipal High Income Fund, which do not offer Class Y shares) offers Class A, Class B, Class C and Class Y shares. Effective January 1, 2014, the Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Waddell & Reed Advisors Funds. Class C shares of Cash Management are closed to direct investment. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares or Class A shares of Cash Management. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended September 30, 2014, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2009.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party

90	ANNUAL REPORT	2014

broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

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Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO, or the Fund’s investment subadvisor, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Waddell & Reed Advisors Cash Management and short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In

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addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or WRSCO pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. WRSCO has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•	Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

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Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during

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the period. The beginning of period timing recognition is used for the transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of September 30, 2014, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

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Swap Agreements. Certain Funds may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. FASB Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present financial instruments subject to master netting agreements as of September 30, 2014:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable

High Income Fund
Unrealized appreciation on forward foreign currency contracts (1)	$3,399	$—	$3,399	$(169)	$—	$(2,970)	$260

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Global Bond Fund
Unrealized depreciation on forward foreign currency contracts	$137	$—	$137	$—	$(137)	$—	$—
High Income Fund
Unrealized depreciation on forward foreign currency contracts (1)	$169	$—	$169	$(169)	$—	$—	$—

(1)	Amounts include forward currency contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable and Investment securities purchased payable.

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Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2014:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Bond Fund	Interest rate	Unrealized appreciation on futures contracts*	$801		$—
Global Bond Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	137
Government Securities Fund	Interest rate	Unrealized appreciation on futures contracts*	168		—
High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	369		—

*The	value presented includes the cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of September 30, 2014.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2014:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Bond Fund	Interest rate	$—	$—	$(10,374)	$—	$—	$(10,374)
Global Bond Fund	Foreign currency	—	—	—	—	(1,189)	(1,189)
Government Securities Fund	Interest rate	—	—	(2,500)	—	—	(2,500)
High Income Fund	Foreign currency	—	—	—	—	(356)	(356)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2014:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Bond Fund	Interest rate	$—	$—	$3,802	$—	$—	$3,802
Global Bond Fund	Foreign currency	—	—	—	—	(8)	(8)
Government Securities Fund	Interest rate	—	—	884	—	—	884
High Income Fund	Foreign currency	—	—	—	—	399	399

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2014, the average derivative volume was as follows:

Fund	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Bond Fund	$—	$—	$—	$170,351	$—	$—	$—
Global Bond Fund	14,920	14,994	—	—	—	—	—
Government Securities Fund	—	—	—	39,414	—	—	—
High Income Fund	15,522	15,533	—	—	—	—	—

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

Objectives and Strategies

Bond Fund. The Fund’s objective in using derivatives during the period was to adjust the overall duration of the portfolio. To achieve this objective, the Fund primarily utilized Treasury futures contracts of varying lengths to either shorten or lengthen the duration of the Fund.

Global Bond Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward foreign currency contracts to either hedge a position held by the Fund, to gain exposure to a currency where a foreign bond is not available, or to take a fundamental position long or short in a particular currency.

2014	ANNUAL REPORT	97

Government Securities Fund. The Fund’s objective in using derivatives during the period was to adjust the overall duration of the portfolio. To achieve this objective, the Fund primarily utilized Treasury futures contracts of varying lengths to either shorten or lengthen the duration of the Fund.

High Income Fund. The Fund’s objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Fund utilized forward foreign currency contracts.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (“W&R”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	Over $1,500M

Bond Fund	0.525%	0.500%	0.450%	0.400%
Cash Management	0.400	0.400	0.400	0.400
Global Bond Fund	0.625	0.600	0.550	0.500
Government Securities Fund	0.500	0.450	0.400	0.350
High Income Fund	0.625	0.600	0.550	0.500
Municipal Bond Fund	0.525	0.500	0.450	0.400
Municipal High Income Fund	0.525	0.500	0.450	0.400

Effective October 1, 2006, under terms of a settlement agreement, the management fee is payable at the following annual rates for those Funds included in the settlement agreement until September 30, 2016:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	Over $1,500M

Bond Fund	0.485%	0.500%	0.450%	0.400%
Global Bond Fund	0.590	0.600	0.550	0.500
Government Securities Fund	0.460	0.450	0.400	0.350
High Income Fund	0.575	0.600	0.550	0.500
Municipal Bond Fund	0.485	0.500	0.450	0.400
Municipal High Income Fund	0.485	0.500	0.450	0.400

Effective October 8, 2007, upon completion of the merger of Limited-Term Bond Fund into Bond Fund, the management fee for Bond Fund is as follows: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

Accounting Services Fees. The Trust has an Accounting Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund (except Cash Management) pays a monthly fee of $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Cash Management pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Government Securities Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

98	ANNUAL REPORT	2014

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund, other than Cash Management, may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited payments to 0.237%, 0.232%, 0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended September 30, 2014, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC			Commissions Paid(1)
		Class A	Class B	Class C

Bond Fund	$490	$1	$6	$2	$325
Cash Management	—	2,711	2	4	106,040
Global Bond Fund	387	1	2	1	287
Government Securities Fund	80	3	2	1	57
High Income Fund	2,500	5	5	12	1,740
Municipal Bond Fund	283	2	1	2	257
Municipal High Income Fund	558	6	1	3	483

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. During the year ended September 30, 2014, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Global Bond Fund	$175
Government Securities Fund	115
High Income Fund	250
Municipal Bond Fund	200
Municipal High Income Fund	200

For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.237%, 0.232%, 0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended September 30, 2014, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Bond Fund	$165
Government Securities Fund	50
Municipal Bond Fund	108
Municipal High Income Fund	22

WRIMCO has voluntarily agreed to reimburse sufficient expenses of any class of Cash Management to maintain a minimum annualized yield of 0.02%. This reimbursement serves to reduce shareholder servicing and/or distribution and service fees. For the year ended September 30, 2014, the following expenses were reimbursed:

Cash Management, Class A	$7,987
Cash Management, Class B	22
Cash Management, Class C	97

Any amounts due to the funds as a reimbursement but not paid as of September 30, 2014 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

2014	ANNUAL REPORT	99

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2014.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2014, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers

Bond Fund	$12,364	$214,063	$71,255	$275,305
Cash Management	—	—	—	—
Global Bond Fund	24,969	204,165	273	215,742
Government Securities Fund	7,652	—	92,076	—
High Income Fund	—	1,597,007	—	1,433,461
Municipal Bond Fund	—	41,426	—	137,039
Municipal High Income Fund	—	80,515	—	57,139

8.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Bond Fund				Cash Management
	Year ended 9-30-14		Year ended 9-30-13		Year ended 9-30-14		Year ended 9-30-13
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	42,642	$271,479	61,393	$402,644	5,763,103	$5,763,103	5,246,068	$5,246,068
Class B	38	239	170	1,115	802	802	1,869	1,869
Class C	244	1,551	586	3,858	4,289	4,289	9,439	9,439
Class Y	1,965	12,468	738	4,858	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	5,550	35,289	6,002	39,206	267	267	236	236
Class B	13	81	16	107	— *	— *	— *	— *
Class C	36	228	45	292	1	1	1	1
Class Y	115	733	133	874	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(68,303)	(434,504)	(89,658)	(582,585)	(5,782,093)	(5,782,093)	(5,015,354)	(5,015,354)
Class B	(369)	(2,344)	(637)	(4,159)	(1,641)	(1,641)	(2,731)	(2,731)
Class C	(846)	(5,375)	(1,330)	(8,634)	(7,634)	(7,634)	(6,615)	(6,615)
Class Y	(567)	(3,611)	(3,703)	(23,842)	N/A	N/A	N/A	N/A
Net increase (decrease)	(19,482)	$(123,766)	(26,245)	$(166,266)	(22,906)	$(22,906)	232,913	$232,913

*	Not shown due to rounding.

100	ANNUAL REPORT	2014

	Global Bond Fund				Government Securities Fund
	Year ended 9-30-14		Year ended 9-30-13		Year ended 9-30-14		Year ended 9-30-13
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	44,880	$175,654	55,445	$219,506	10,038	$55,197	16,610	$95,076
Class B	98	385	181	718	9	48	51	291
Class C	601	2,353	1,015	4,025	242	1,333	411	2,381
Class Y	4,581	17,892	2,191	8,686	69	379	326	1,882
Shares issued in reinvestment of distributions to shareholders:
Class A	7,655	29,892	9,465	37,373	818	4,498	1,529	8,758
Class B	25	97	48	189	2	9	5	29
Class C	89	346	129	509	8	44	23	130
Class Y	533	2,082	534	2,110	9	50	64	369
Shares redeemed:
Class A	(55,577)	(217,303)	(57,849)	(228,563)	(26,507)	(145,731)	(35,222)	(199,823)
Class B	(411)	(1,607)	(668)	(2,641)	(133)	(730)	(254)	(1,451)
Class C	(1,129)	(4,418)	(1,421)	(5,614)	(506)	(2,783)	(1,049)	(5,940)
Class Y	(1,532)	(6,000)	(3,076)	(12,088)	(67)	(368)	(3,246)	(18,233)
Net increase (decrease)	(187)	$(627)	5,994	$24,210	(16,018)	$(88,054)	(20,752)	$(116,531)

	High Income Fund				Municipal Bond Fund
	Year ended 9-30-14		Year ended 9-30-13		Year ended 9-30-14		Year ended 9-30-13
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	60,219	$463,252	58,765	$448,791	16,404	$121,800	24,258	$186,237
Class B	134	1,028	273	2,076	2	13	34	263
Class C	2,255	17,344	2,346	17,902	295	2,192	957	7,387
Class Y	9,660	74,357	11,443	87,159	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	21,117	161,837	15,518	118,441	3,444	25,443	3,404	25,930
Class B	108	831	102	774	3	23	3	26
Class C	505	3,867	345	2,631	53	393	63	477
Class Y	3,742	28,684	2,524	19,272	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(51,079)	(392,935)	(52,494)	(401,334)	(25,700)	(189,653)	(31,650)	(238,014)
Class B	(531)	(4,080)	(735)	(5,615)	(33)	(242)	(75)	(572)
Class C	(2,287)	(17,597)	(1,647)	(12,563)	(878)	(6,474)	(1,332)	(10,005)
Class Y	(7,431)	(56,984)	(5,527)	(42,416)	N/A	N/A	N/A	N/A
Net increase (decrease)	36,412	$279,604	30,913	$235,118	(6,410)	$(46,505)	(4,338)	$(28,271)

					Municipal High Income Fund
					Year ended 9-30-14		Year ended 9-30-13
					Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A					33,335	$158,108	30,246	$151,176
Class B					6	29	51	251
Class C					810	3,860	1,690	8,505
Class Y					N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A					6,351	30,360	6,454	31,842
Class B					12	58	13	63
Class C					195	929	223	1,099
Class Y					N/A	N/A	N/A	N/A
Shares redeemed:
Class A					(29,020)	(137,191)	(45,252)	(221,470)
Class B					(107)	(512)	(103)	(515)
Class C					(1,839)	(8,681)	(2,487)	(12,074)
Class Y					N/A	N/A	N/A	N/A
Net increase (decrease)					9,743	$46,960	(9,165)	$(41,123)

2014	ANNUAL REPORT	101

9.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2014, High Income Fund had outstanding bridge loan commitments of $49,290,000. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2014 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Bond Fund	$1,239,418	$59,156	$21,984	$37,172
Cash Management	1,285,427	—	—	—
Global Bond Fund	851,136	31,845	30,347	1,498
Government Securities Fund	253,589	5,509	2,931	2,578
High Income Fund	2,314,868	48,180	37,189	10,991
Municipal Bond Fund	780,804	84,433	9,692	74,741
Municipal High Income Fund	769,610	63,341	35,578	27,763

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2014 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Bond Fund	$36,995	$1,995	$—	$—	$—	$1,236	$—
Cash Management	258	270	—	—	—	—	—
Global Bond Fund	33,022	2,509	—	—	—	2,833	—
Government Securities Fund	4,778	145	—	—	—	3,077	—
High Income Fund	156,291	15,150	48,542	30,102	—	—	—
Municipal Bond Fund	28,588	1,106	—	—	—	4,008	—
Municipal High Income Fund	38,275	340	—	—	—	689	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items .

Accumulated capital losses represent net capital loss carryovers as of September 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was September 30, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended September 30, 2014:

	Pre-Enactment					Post-Enactment
Fund	2015	2016	2017	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Bond Fund	$—	$—	$—	$4,462	$—	$287	$—
Cash Management	—	—	—	187	215	—	—
Global Bond Fund	—	—	—	—	—	127	6,334
Government Securities Fund	—	—	—	—	—	781	—
High Income Fund	—	—	—	—	—	—	—
Municipal Bond Fund	1,919	—	—	53	56	—	—
Municipal High Income Fund	420	—	504	16,061	—	1,047	2,591

102	ANNUAL REPORT	2014

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At September 30, 2014, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Bond Fund	$2,547	$(2,547)	$—
Global Bond Fund	(922)	922	—
Government Securities Fund	714	(714)	—
High Income Fund	904	(903)	(1)
Municipal Bond Fund	—	23	(23)

11.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (“Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

2014	ANNUAL REPORT	103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund, and Waddell & Reed Advisors Municipal High Income Fund (the “Funds”), seven of the series constituting Waddell & Reed Advisors Funds, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of Waddell & Reed Advisors Funds as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 21, 2014

104	ANNUAL REPORT	2014

INCOME TAX INFORMATION

Waddell & Reed Advisors Funds AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2014:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Bond Fund	$—	$—
Cash Management	—	—
Global Bond Fund	1,163,344	3,042,173
Government Securities Fund	—	—
High Income Fund	—	—
Municipal Bond Fund	—	—
Municipal High Income Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Bond Fund	$—
Cash Management	—
Global Bond Fund	—
Government Securities Fund	—
High Income Fund	48,541,731
Municipal Bond Fund	—
Municipal High Income Fund	—

Municipal Bond Fund and Municipal High Income Fund designated $28,463,634 and $38,239,724, respectively, of dividends paid from net ordinary income as tax-exempt income for the tax period ended September 30, 2014.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2014	ANNUAL REPORT	105

BOARD OF TRUSTEES AND OFFICERS

Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (29 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the “Advisors Fund Complex”). The Advisors Fund Complex, together with the Ivy Funds (33 portfolios) and Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), comprises the Waddell & Reed/Ivy Fund Complex (“Fund Complex”). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the Ivy Funds and IVH.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present), Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Investment Committee Member of Kansas Foundation for Medical Care (2001 to 2011); Chairperson, Audit Committee of Kansas Bioscience Authority; Trustee, Ivy Funds (33 portfolios overseen); and Trustee, Ivy High Income Opportunities Fund (1 portfolio) overseen.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2008	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (2009 to present).
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2008	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013); Trustee, Harry S. Truman Library Institute (education) (2007 to present); former Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); former founding Member and Trustee (until 2012) CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance); Director, Metropolitan Comm. College Foundation, (1980 to 2014), past Chairman.
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	2008 2008	President Emeritus, University of Utah; President Emeritus, University of California.	None.

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Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	2008	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of, Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank, N.A. (2007 to present); Director, Foundation HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to present); Director, OK Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, Ivy Funds (33 portfolios overseen); and Trustee, Ivy High Income Opportunities Fund (1 portfolio) overseen.
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	2008	Retired.	None.
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present).	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present).
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2008	Shareholder/Director, Polsinelli PC, a law firm (1980 to present).	Director, American Red Cross (community service) (2003-2010).
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	Trustee, Ivy Funds (33 portfolios overseen); and Trustee, Ivy High Income Opportunities Fund (1 portfolio) overseen.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Trustee of each of the funds in the Fund Complex.	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City; Trustee, Ivy Funds (33 portfolios overseen); and Trustee, Ivy High Income Opportunities Fund (1 portfolio) overseen.
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	2008	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011); formerly CIO of WRIMCO and IICO (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present).	Director of WRIMCO and IICO.

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Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Officer of Trust Since	Principal Occupation During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2014 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.

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CONTINUANCE OF INVESTMENT MANAGEMENT AGREEMENT

Waddell & Reed Advisors Funds

At its meeting on August 12 and 13, 2014, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement (“Management Agreement”) between WRIMCO and the Trust with respect to each of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement for each Fund. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged a fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Fund. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter (“Supplemental Response”). The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Fund’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Fund. In connection with its deliberations, the Trustees also considered the broad range of information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Fund that is provided by W&R to the Trustees (including its various standing committees) at meetings throughout the year.

Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of the services provided to each Fund pursuant to the Management Agreement.

The Trustees considered WRIMCO’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Fund and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by each Fund and the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio.

The Trustees considered each Fund’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Trustees factored into its evaluation of each Fund’s performance the limitations inherent in the methodology for constructing a peer group and determining which investment companies should be included in a peer group. Each Fund’s performance was also compared to relevant market indices and to a Lipper index, as applicable. In this regard, the Trustees noted that performance, especially short-term performance, is only one of factors that it deems relevant to its consideration of the continuance of the Management Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuance of the Management Agreement with respect to a Fund notwithstanding the Fund’s performance.

The Trustees considered the management fees and total expenses of each Fund and also considered each Fund’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Fund’s management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Fund’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios. In addition, the Trustees considered, for each Fund, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Fund (“Similar Funds”). The Trustees also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective (or objectives) and similar investment policies and strategies as the Fund (each of such accounts, an “Other Account”).

Additional Considerations with Respect to Each Fund

Waddell & Reed Advisors Bond Fund

The Trustees considered that Waddell & Reed Advisors Bond Fund’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial

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Response explaining that, among other factors, the Fund’s investments in higher credit-quality bonds and duration management had adversely affected the Fund’s performance over the three-year period as well as the information provided by WRIMCO in its Supplemental Response. They further considered the year-to-date performance information through June 12, 2014, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Fund.

Waddell & Reed Advisors Cash Management

The Trustees considered that Waddell & Reed Advisors Cash Management’s total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the one-, three-, five-, and seven-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was higher than the Peer Group median and that the Fund’s overall expense ratio was lower than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis and when adjusted for the Fund’s smaller average account size. They also considered that the Fund’s effective management fees at various asset levels were higher than the medians for its Lipper Group. The Trustees also considered the expenses incurred by WRIMCO to maintain the yield of the Fund at a minimum of at least two basis points.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Global Bond Fund

The Trustees considered that Waddell & Reed Advisors Global Bond Fund’s total return performance was higher than the Performance Universe median for the one-, seven-, and ten-year periods, higher than the Lipper index for the one- and ten-year periods and equal to the Lipper index for the seven-year period. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Fund’s short duration had adversely affected the Fund’s performance over the three-year period. They further considered the year-to-date performance information through June 12, 2014, provided by WRIMCO in its Initial Response and noted that, despite the Fund’s underperformance for the three- and five-year periods ended March 31, 2014, the Fund’s performance relative to its Performance Universe appeared to be improving and was good for the one-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that the Similar Funds’ advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Government Securities Fund

The Trustees considered that Waddell & Reed Advisors Government Securities Fund’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, duration management had adversely affected the Fund’s performance over the three-year period as well as the information provided by WRIMCO in its Supplemental Response. They further considered the year-to-date performance information through June 12, 2014, provided by WRIMCO in its Initial Response.

110	ANNUAL REPORT	2014

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund.

Waddell & Reed Advisors High Income Fund

The Trustees considered that Waddell & Reed Advisors High Income Fund’s total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the one-, three-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Fund.

Waddell & Reed Advisors Municipal Bond Fund

The Trustees considered that Waddell & Reed Advisors Municipal Bond Fund’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods and was higher than the Performance Universe median and the Lipper index for the seven- and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Fund’s duration management, cash position, and exposure to Puerto Rican bonds had adversely affected the Fund’s performance over the three-year period. They further considered the year-to-date performance information through June 12, 2014, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee and overall expense ratio were higher than the Peer Group medians. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at certain asset levels were lower than the median for its Lipper Group, except for two asset levels at which the Fund’s effective management fees were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that the Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Municipal High Income Fund

The Trustees considered that Waddell & Reed Advisors Municipal High Income Fund’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Fund’s limited investment in the lowest credit quality bonds, underweighting in tobacco bonds, and shorter duration had adversely affected the Fund’s performance over the three-year period. They further considered the year-to-date performance information through June 12, 2014, provided by WRIMCO in its Initial Response and noted that, despite the Fund’s underperformance for the three- and five-year periods ended March 31, 2014, the Fund’s performance relative to its Performance Universe was good for the one-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the median for its Lipper Group.

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The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that the Similar Fund’s advisory fee was higher for one asset level, and that the Other Account had an advisory fee that was lower than the management fee of the Fund. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Account to evaluate the appropriateness and reasonableness of the Fund’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Account were consistent with the additional management and other services provided by WRIMCO to the Fund.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Fund (other than Waddell & Reed Advisors Cash Management) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, and remain in effect for Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Funds on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Trustees considered specific data as to WRIMCO’s profit, if any, with respect to the Fund for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Fund, the Trustees considered the best interests of the Fund, the reasonableness of the management fee paid to WRIMCO under the Management Agreement, and the overall fairness of the Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Fund, without any one factor being dispositive:

•	the performance of the Fund compared with the performance of its Performance Universe and with relevant indices;

•	the Fund’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the existence or appropriateness of breakpoints in the Fund’s management fees;

•	the Fund’s investment management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

•	the other benefits that accrue to WRIMCO as a result of its relationship with the Fund; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the fee consultant, the Board determined that each Fund’s Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Fund. In reaching these determinations as to each Fund, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; except as described above, the performance of the Fund was satisfactory; it retained confidence in WRIMCO’s overall ability to manage the Fund; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the management fee for the Fund (other than Waddell & Reed Advisors Cash Management), the services provided by WRIMCO, the costs of the services provided, and the profits realized, if any, and other benefits likely to be derived by WRIMCO from its relationship with the Fund. In the case of certain Funds that underperformed their respective Performance Universe medians and Lipper indices for certain periods of time, based on the assessment and information WRIMCO provided, including as to relevant market conditions and/or remedial actions that WRIMCO had taken or planned to take, such response was satisfactory to the Board.

112	ANNUAL REPORT	2014

ANNUAL PRIVACY NOTICE

Waddell & Reed Advisors Funds

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

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PROXY VOTING INFORMATION

Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Waddell & Reed Advisors Funds

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

114	ANNUAL REPORT	2014

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus, or summary prospectus, carefully before investing.

2014	ANNUAL REPORT	115

ANN-WRA-FI (9-14)

ITEM 2.    CODE OF ETHICS

(a)	As of September 30, 2014, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2014	$158,000
2013	158,000

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(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2014	$0
2013	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2014	$28,000
2013	33,450

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2014	$5,302
2013	2,675

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the

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investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$36,125 and $33,302 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $147,801 and $143,100 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

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ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds (Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: December 8, 2014

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: December 8, 2014